As filed with the Securities and Exchange Commission on April 30, 2001

                                             Registration No. 33-63900
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            -----------------------

                                    FORM S-6

                       Post-Effective Amendment No. 9 to
                          Registration Statement Under
                           THE SECURITIES ACT OF 1933

                             ----------------------

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV
                             (Exact name of trust)

                      JOHN HANCOCK LIFE INSURANCE COMPANY
                              (Name of depositor)

                               JOHN HANCOCK PLACE
               INSURANCE & SEPARATE ACCOUNTS DEPT. - LAW SECTION
                          BOSTON, MASSACHUSETTS 02117
         (Complete address of depositor's principal executive offices)

                              --------------------

                            RONALD J. BOCAGE, ESQ.
                      JOHN HANCOCK LIFE INSURANCE COMPANY
               INSURANCE & SEPARATE ACCOUNTS DEPT. - LAW SECTION
                       JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)

                              --------------------

                                    Copy to:
                           THOMAS C. LAUERMAN, ESQ.
                                Foley & Lardner
                              3000 K Street, N.W.
                            Washington, D.C. 20007

                              --------------------

It is proposed that this filing become effective(check appropriate box)

 / /immediately upon filing pursuant to paragraph (b) of Rule 485
 --

 /X/on May 1, 2001 pursuant to paragraph (b) of Rule 485
 --
 / /60 days after filing pursuant to paragraph (a)(1) of Rule 485
 --
 / /on (date) pursuant to paragraph (a)(1) of Rule 485
 --

If appropriate check the following box

  /_/this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities being offered and filed its Notice for fiscal year 2000 pursuant to Rule 24f-2 on April 2, 2001.

                                    PART II

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                       REPRESENTATION OF REASONABLENESS

     John Hancock Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the service rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                     UNDERTAKING REGARDING INDEMNIFICATION

     Pursuant to Article 8 of John Hancock's Bylaws and Section 67 of the Massachusetts Business Corporation Law, John Hancock indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of John Hancock.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                      CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following Papers and Documents:

     The facing sheet.

     Cross-Reference Table

     The prospectus containing 126 pages.

     The undertaking to file reports.

     The undertaking regarding indemnification.

     The signatures.

     The following exhibits:

1.A.  (1)  John Hancock Board Resolution establishing the separate account, incorporated by reference to the initial registration statement of this Account, filed June 4, 1993.

      (2)  Not Applicable

      (3) (a) Form of Distribution Agreement by and among Signator Investors, Inc., (formerly known as "John Hancock Distributors, Inc."), John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

           (b) Specimen Variable Contracts Selling Agreement between Signator Investors, Inc., and selling broker-dealers, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

           (c)  Schedule of sales commissions included in I.A. (3)(a) above.

      (4)  Not Applicable

      (5) (a) Form of annual premium policy, incorporated by reference to the initial registration statement of this Account, filed June 4, 1993.

           (b) Form of single premium policy, incorporated by reference to the initial registration statement of this Account, filed June 4, 1993.

      (6) Restated Articles of Organization and Restated and Amendment of By-Laws are incorporated by reference from Form S-6 to Post-Effective Amendment No. 10 to File 333-76662, filed on March 7, 2001.

      (7)  Not Applicable

      (8)  Not Applicable

      (9)  Not Applicable

     (10) Form of application for Policies, included in the initial registration statement of this Account, filed June 4, 1993 are incorporated by reference.

     (11)  Not Applicable. The Registrant invests only in shares of open-end
           Funds.

2.  Included as exhibit 1.A(5) above

3. Opinion and consent of counsel as to securities being registered, incorporated by reference to the initial registration statement of this Account, filed June 4, 1993

4.  Not Applicable

5.  Not Applicable

6.  Opinions and consents of actuary.

7.  Consent of independent auditors.

8. Memorandum describing John Hancock's issuance, transfer and redemption procedures (which are the same as those of its affiliate John Hancock Variable Life Insurance Company) for Policies pursuant to Rule 6e-2(b)(12)(ii) and method of computing adjustments in payments and cash values of Policies upon conversion to fixed benefit policies pursuant to Rule 6e-2(b)(13)(v)(B) incorporated by reference to this File, previously filed electronically on April 12, 1996.

9. Power of attorney for Stephen L. Brown, David F. D'Alessandro, Foster L. Aborn, Samuel W. Bodman, I. MacAllister Booth, Wayne A. Budd, John M. Gifford, Michael C. Hawley, Edward H. Linde, Judith A. McHale, R. Robert Popeo, Richard F. Syron and Robert J. Tarr are incorporated by reference to File No. 333-45862, Pre-Effective Amendment No. 1, filed on December 27, 2000.

10. Opinion of counsel as to eligibility of this Post-Effective Amendment for filing pursuant to Rule 485(b).

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the John Hancock Life Insurance Company has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 30th day of April, 2001.

                                             JOHN HANCOCK LIFE INSURANCE COMPANY

(SEAL)



                                             By    /s/ DAVID F. D'ALESSANDRO
                                                   --------------------------
                                                       David F. D'Alessandro
                                                  President and Chief Executive
                                                              Officer
/s/ RONALD J. BOCAGE
-------------------------
Attest: Ronald J. Bocage
Vice President and Counsel

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Life Insurance Company and on the dates indicated.


SIGNATURE                  TITLE                                           DATE
---------                  -----                                           ----
                           Chief Financial Officer
                           (Principal Financial Officer
/s/ THOMAS E. MOLONEY      and Principal Accounting Officer)
----------------------                                                    April 30, 2001
    Thomas E. Moloney


                           President and Chief Executive Officer
/s/ DAVID F. D'ALESSANDRO  (Principal Executive Officer)
-------------------------
David F. D'Alessandro for himself and as Attorney-in-Fact                 April 30, 2001

FOR:
Foster L. Aborn          Director                        I. MacAllister Booth      Director
Nelson S. Gifford        Director                        Samuel W. Bodman          Director
John M. Connors          Director                        Michael C. Hawley         Director
Robert J. Tarr, Jr.      Director                        Kathleen F. Feldstein     Director
Robert E. Fast           Director                        Richard F. Syron          Director
                                                         Wayne A. Budd             Director
                                                         Edward H. Linde           Director
                                                         Judith A. McHale          Director
                                                         R. Robert Popeo           Director

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 30th day of April, 2001.

On behalf of the Registrant
By John Hancock Life Insurance Company

(Depositor)

(SEAL)
                                         /s/ DAVID F. D'ALESSANDRO
                                             ---------------------
                                             David F. D'Alessandro
                                             President and Chief
                                             Executive Officer



Attest:        /s/ RONALD J. BOCAGE
               ----------------------
               Ronald J. Bocage
               Vice President and Counsel

                           Prospectus dated May 1, 2001
               -------------------------------------------------
                           ANNUAL PREMIUM VARIABLE LIFE
               -------------------------------------------------

                scheduled premium variable life insurance policies
                                    issued by

                       JOHN HANCOCK LIFE INSURANCE COMPANY
                                 ("John Hancock")




       The policies provide the following 7 variable investment options:

------------------------------------------------------------------------------------------------------------------
                  Variable Investment Option                     Managed By
                  --------------------------                     ----------
  Managed...................................................     Independence Investment LLC and Capital Guardian
                                                                    Trust Company
  Growth & Income...........................................     Independence Investment LLC and Putnam Investment
                                                                    Management, LLC
  Large Cap Growth..........................................     Independence Investment LLC
  Real Estate Equity........................................     Independence Investment LLC and Morgan Stanley
                                                                    Dean Witter Investment Management Inc.
  International Equity Index................................     Independence Investment LLC
  Active Bond...............................................     John Hancock Advisers, Inc.
  Money Market..............................................     Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of the John Hancock Variable Series Trust I (the "Series Fund"). In this prospectus, the investment options of the Series Fund are referred to as "funds".

  The Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of the Series Fund. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for the Series Fund. The Series Fund prospectus contains detailed information about each available fund. Be sure to read the Series Fund prospectus before selecting any of the variable investment options shown on page 1.




                             * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *




                        John Hancock Life Servicing Office
                        ----------------------------------

                  Express Delivery                        U.S. Mail
                  ----------------                        ---------
               529 Main Street (X-4)                     P.O. Box 111
               Charlestown, MA 02129                   Boston, MA 02117

                             Phone: 1-800-732-5543

                             Fax: 1-617-886-3048

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 17.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 28.

     . Behind the Additional Information section are the financial statements for John Hancock and Separate Account UV. These start on page 38.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 126.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the Series Fund prospectus begins.

                                    **********

                                BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:

Question                                                    Beginning on page
--------                                                    -----------------
 .What is the policy?.....................................           5

 .Who owns the policy?....................................           5

 .How can I invest money in the policy?...................           6

 .How much must I invest?.................................           6

 .What happens to my remaining policy value if the policy            7
 lapses?.................................................

 .How will the value of my investment in the policy change           7
 over time?..............................................

 .Will I receive annual dividends?........................           8

 .What charges will John Hancock deduct from my investment           9
 in the policy?..........................................

 .What charges will the Series Fund deduct from my
 investment in the policy?...............................          10

 .What other charges could John Hancock impose in the               11
 future?.................................................

 .How can I change my policy's investment allocations?....          11

 .How can I access my investment in the policy?...........          12

 .How much will John Hancock pay when the insured person            13
 dies?...................................................

 .Can I cancel my policy after it's issued?...............          14

 .Can I choose the form in which John Hancock pays out              14
 policy proceeds?........................................

 .How will my policy be treated for income tax purposes?            15

 .How do I communicate with John Hancock?.................          15

What is the policy?

  This prospectus describes three types of policies being offered by John
Hancock: a Variable Whole Life Policy, a Variable Whole Life P 50 Policy and a Variable Whole Life 100 Policy. The policies described in this prospectus are available only in New York. The minimum death benefit that may be bought is $25,000 for the Whole Life Policy, $50,000 for the Whole Life P 50 Policy and $100,000 for the Whole Life 100 Policy. For the Whole Life Policy and the Whole Life P 50 Policy, all persons insured must meet certain health and other criteria called "underwriting standards." All persons insured under the Whole Life 100 Policy must meet "preferred risk" and non-smoking underwriting standards. All policies may be issued on insured persons between ages of 0 and
75. Discounts are available to insured persons meeting non-smoking underwriting criteria.

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine how much of your premium you invest in the various investment options

     . Borrow amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Surrender a portion of the policy

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

Who owns the policy?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

How can I invest money in the policy?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments".

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
              -------

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your John Hancock representative or by contacting the John Hancock Life Servicing Office.

How much must I invest?

Payment period and frequency.

  Premiums are payable annually or more frequently over the insured person's lifetime in accordance with our published rules and rates. Premiums are payable on or before the due date specified in the policy. A refund or charge will be made to effect premium payment to the end of the policy month in which the insured person dies.

Lapse and reinstatement

  If you don't pay a premium when due, you will have a 31 day "grace period" to make that payment. If you don't pay the premium by the end of the grace period, your policy will terminate (i.e., lapse). All coverage under the policy will then cease. Even if the policy terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period, unless the surrender value has been paid or otherwise exhausted, or the period of any extended term coverage (discussed below) has expired. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a prescribed amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the insured person dies during the grace period, we will deduct any unpaid premium from the death benefit, prorated to the end of the month of the insured person's death.

What happens to my remaining policy value if the policy lapses?

  Prior to the end of the business day immediately preceding the 70th day after the beginning of the grace period, any policy values available (as determined in accordance with the policy) may be applied as of the beginning of the grace period under one of the following options for continued insurance not requiring further payment of premiums. These options provide for Variable or Fixed Paid-Up Insurance or Fixed Extended Term Insurance on the life of the insured person commencing at the beginning of the grace period.

  Both the Variable and Fixed Paid-Up Insurance options provide an amount of paid-up whole life insurance which the available policy values will purchase. The amount of Variable Paid-Up Insurance may then increase or decrease in accordance with the investment experience of the variable investment options. The Fixed Paid-Up Insurance option provides a fixed and level amount of insurance. The Fixed Extended Term Insurance option provides a fixed amount of insurance determined in accordance with the policy, with the insurance coverage continuing for as long a period as the available policy values will purchase.


    For example, using the Variable Whole Life P50 Policy (Age 25 years Male-Smoker) illustrated in this prospectus and the 6% hypothetical gross annual investment return assumption, if an option was elected and became effective at the end of policy year 5, the insurance coverage provided by the options on lapse would be as follows:

-------------------------------------------------------------------------------------------------------------
                    Variable or Fixed
                    Paid-Up Whole Life                    Fixed Extended Term Insurance
                    ------------------                    -----------------------------
                      Death Benefit                   Death Benefit     Term in Years and Days
                      -------------                   -------------     ----------------------
                                             or
                         $10,427                         $62,736          12 years 331 days
-------------------------------------------------------------------------------------------------------------

  If no option has been elected before the end of the business day immediately preceding the 70th day after the beginning of the grace period, the Fixed Extended Term Insurance option automatically applies unless the amount of Fixed Paid-Up Insurance would equal or exceed the amount of Fixed Extended Term Insurance or unless the insured person is a substandard risk, in either of which cases Fixed Paid-Up Insurance is provided.

  If the insured person dies after the grace period but before the end of the business day immediately preceding the 70th day after the beginning of the grace period and prior to any election, and if the policy is then in force, we will pay a death benefit equal to the greater of the death benefits provided under Fixed Extended Term Insurance (if available) or Fixed Paid-Up Insurance determined in accordance with the policy.

  A policy continued under any option may be surrendered for its cash value while the insured person is living. Loans may be available under the Variable and Fixed Paid-Up Insurance options, but not under the Fixed Extended Term Insurance option.

How will the value of my investment in the policy change over time?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest (your so-called "net premium") in the investment options you've elected. We invest an amount equal to each net premium for your policy on the date of issue and on each premium due date thereafter, even if we actually receive your corresponding premium payment before or after that date.

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your cash value. We describe these charges under "What charges will John Hancock deduct from my investment in the policy?" below.

  At any time, the "cash value" of your policy (assuming you take all dividend payments in cash) is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all partial surrenders you have made.

 If you take a loan on the policy, however, your cash value will be computed somewhat differently. This is discussed on page 30.

Will I receive annual dividends?

  These policies are participating policies which, except while in force as Fixed Extended Term Insurance, are entitled to the share, if any, of the divisible surplus which we annually determine and apportion to them. Any share will be distributed as a dividend payable annually on the policy anniversary beginning not later than the end of the second policy year for the Variable Whole Life 100 Policy and not later than the end of the third policy year for the Variable Whole Life Policy and Variable Whole Life P50 Policy.

  Dividends under participating policies may be described as refunds of premiums which adjust the cost of a policy to the actual level of cost emerging over time after the policy's issue. Thus, participating policies generally have gross premiums which are higher than those for comparable non-participating policies. If a policy is surrendered before dividends become payable, you do not benefit from having a participating policy.

  Both Federal and state law recognize that dividends are considered to be a refund of a portion of the premium paid and therefore are not treated as income for Federal or state income tax purposes.

  Dividend illustrations published at the time of issue of a policy reflect the actual recent experience of the issuing insurance company with respect to factors such as interest, mortality, and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends must be based on surplus, after setting aside certain necessary amounts, and that such surplus must be apportioned equitably among participating policies. In other words, in principle and by statute, dividends must be based on actual experience and cannot be guaranteed at issue of a policy.

  Each year our actuaries analyze the current and recent past experience and compare it to the assumptions used in determining the premium rates at the time of issue. Some of the more important data studied includes mortality and withdrawal rates, investment yield in the general account, and actual expenses incurred in administering the policies. Such data is then allocated to each dividend class, e.g., by year of issue, age, smoking habits and plan. The actuaries then determine what dividends can be equitably apportioned to each Policy class and make a recommendation to our Board of Directors. The Board of Directors, which has the ultimate authority to ascertain dividends, will vote the amount of surplus to be apportioned to each policy class, thereby authorizing the distribution of each year's dividend.

  You may in general elect to have any dividend paid or applied under any one of the following options: paid in cash; applied to premium payments; left to accumulate with interest of at least 3 1/2% a year; purchase fixed paid-up insurance; purchase one year term insurance; or purchase variable paid-up insurance.

What charges will John Hancock deduct from my investment in the policy?

Deductions from premium payments

 . Premium tax charge - A charge to cover expected state premium taxes we must
   ------------------
   pay. This charge is 2.5% of each premium.

 . Adjustment for premium payment frequency - If you select a premium payment
   ----------------------------------------
   mode other than annual (so that we receive your premiums over the course of the year, rather than all at the beginning), there will be less value in your policy to support it during the course of the year. To compensate for the risk to us that this creates, the rate we set for each non-annual premium includes an additional amount that we retain, rather than crediting it to your policy.

 . Annual administrative charge - A charge of $50 in each policy year to help
   ----------------------------
   defray our annual administrative expenses.

 . Charge for extra insurance risk - The amount of premiums we may require may
   -------------------------------
   include an additional component if the insured person presents particular mortality risks. We retain these additional amounts to compensate us for that risk.

 . Optional benefits charge - The amount of premiums we require is increased by
   ------------------------
   an additional component to cover any optional rider benefits you choose for your policy. We retain such additional amounts to compensate us for the obligations we assume under the rider(s).

 . Premium sales charge - A charge not to exceed 9% of the basic annual premium
   --------------------
   during the period equal to the lesser of 20 years or the anticipated life expectancy of the insured person, based on the 1980 Commissioners Standard Ordinary Mortality Table. (The basic annual premium is the annual premium less the premiums for any optional rider benefits, additional charges for extra mortality risks and the $50 annual administrative charge.) The charge during the first two policy years shall not exceed 30% of the basic annual premium paid during the first policy year plus 10% of the basic annual premium paid for the second policy year. Charges of 10% or less are made for later policy year.

 . Additional first Year administrative charge - A charge in the first policy
   -------------------------------------------
   year at the rate of $13 per $1,000 of the Initial Sum Insured (as shown in the policy) for a Variable Whole Life Policy, $7 per $1,000 for a Variable Whole Life P50 Policy and $4 per $1,000 for a Variable Whole Life 100 policy or a pro rata portion thereof, to cover administrative expenses in connection with the issuance of the policy.

 . Risk charge - A charge necessary to cover the risk we assumed that the
   -----------
   Variable Sum Insured will be less than the guaranteed minimum death benefit. This charge will vary by age of the insured person but averages approximately 3% of the basic annual premium.

 . Deduction for dividends - A deduction for dividends to be paid or credited in
   -----------------------
   accordance with the dividend scale in effect on the issue date of the policy. This deduction will vary by age of the insured person and duration of the policy but is expected to average approximately 5-9% of the basic annual premium.

Deductions from Account assets

 . Insurance charge - A monthly charge for the cost of insurance. To determine
   ----------------
   the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost
                                      -------
   of insurance rates will never be more than those based on the 1980 Commissioners Standard Ordinary Mortality Tables. Cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.)

 . M & E charge - A daily charge for mortality and expense risks we assume. This
   ------------
   charge is deducted from the variable investment options. The current charge is at an effective annual rate of .50% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .50%.

What charges will the Series Fund deduct from my investment in the policy?

  The funds must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2000, except as indicated in the footnotes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

                                                                      ----------------
                                                                        Total Fund        Total Fund
                                         Investment  Other Operating    Operating          Operating
                                         Management   Expenses With    Expenses With    Expenses Absent
Fund Name                                   Fee*      Reimbursement*   Reimbursement     Reimbursement
---------                                ----------  ---------------  --------------   ----------------
Growth & Income.......................     0.68%          0.08%           0.76%             0.76%
Large Cap Growth......................     0.36%          0.10%           0.46%             0.46%
International Equity Index............     0.18%          0.10%           0.28%             0.37%
Real Estate Equity....................     1.01%          0.09%           1.10%             1.10%
Managed...............................     0.66%          0.09%           0.75%             0.75%
Active Bond...........................     0.62%          0.10%           0.72%             0.74%
Money Market..........................     0.25%          0.04%           0.29%             0.29%
                                                                      ----------------



  * Under its current investment management agreements with the John Hancock Variable Series Trust I, John Hancock Life Insurance Company reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets. Percentages shown for the Growth & Income, Real Estate Equity, Managed and Active Bond funds are calculated as if the current management fee schedules, which apply to these funds effective November 1, 2000, were in effect for all of 2000.


What other charges could John Hancock impose in the future?

  We currently make no charge for our Federal income taxes, but if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make such a charge. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  Under current laws, the state and local taxes (in addition to premium taxes) we incur are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

How can I change my policy's investment allocations?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers of not less than 10% for any option and must total 100%.

Transfers of existing cash value

  You may also transfer your existing cash value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.You may not make more than six transfers in each policy year. A confirmation of each transfer will be sent to you.

Limitation on number of investment options

  Whether through the allocation of premium or through the transfer of existing cash value, you can never be invested in more than five investment options at any one time.

How can I access my investment in the policy?

Full surrender

  You may surrender your policy in full at any time for its "surrender value." You must return your policy when you request a full surrender. The surrender value will be the policy cash value plus any dividends and interest unpaid or unapplied, and the cash value of any insurance purchased under any dividend option with an adjustment to reflect the difference between the gross premium and the net premium for the period beyond the date of surrender, less any indebtedness.

Partial Surrender

  A policy may be partially surrendered in accordance with our rules. The policy after the partial surrender must have an Initial Sum Insured at least as great as the minimum issue size for that type of policy. The premium and the guaranteed minimum death benefit for the policy will be based on the new Initial Sum Insured.

Policy loans

  You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is what we call your "Loan Value." The Loan Value will be 90% of the total of the policy cash value (assuming no dividends) and any cash value under the variable paid-up insurance dividend option, plus any cash value under the fixed paid up insurance dividend option. Interest accrues and is compounded daily at an effective annual rate equal to the then applicable Variable Loan Interest Rate. However, if you elect the Fixed Loan Interest Rate, interest accrues and is compounded daily at an effective annual rate of 8%.

  The amount of any outstanding loan plus accrued interest is called the "indebtedness". Except when used to pay premiums, a loan will not be permitted unless it is at least $100. You may repay all or a portion of any indebtedness while the insured person is living and premiums are being duly paid. Any loan is charged against the variable investment options in proportion to the policy cash value allocated to the variable investment options and, upon repayment, the repayment is allocated to the variable investment options in proportion to the outstanding indebtedness in each variable investment option at such time.

  We determine the Variable Loan Interest Rate annually. The Fixed Loan Interest Rate is 8% for the life of the policy. At the time of issue, you can elect which loan interest rate will apply to any policy loan. If permitted by the law of the state in which the policy is issued, you may change a prior choice of loan interest rate. If at the time of such request there is outstanding indebtedness, the change will generally become effective on the next policy anniversary.

  The Variable Loan Interest Rate determined annually for a policy will apply to all indebtedness outstanding during the policy year following the date of determination. The rate will not exceed the higher of 5.5% or the Published Monthly Average (as defined below) for the calendar month which is two months prior to the month in which the date of determination occurs. The Published Monthly Average means Moody's Corporate Bond Yield Average as published by Moody's Investors Service, Inc. or any successor thereto.

  The amount of the loan deducted from the investment options is placed in a special loan account. This special loan account will earn interest at an effective annual rate that is not more than 2% below the interest rate we are then charging on the loan (assuming no taxes).

How much will John Hancock pay when the insured person dies?

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Sum Insured."

  When the insured person dies, we will pay the death benefit minus any indebtedness. The death benefit will be an amount equal to the greater of the guaranteed minimum death benefit and the Variable Sum Insured on the date of death of the insured person. The Variable Sum Insured is an amount equal to the Initial Sum Insured at issue and thereafter varies, as discussed below.

Guaranteed minimum death benefit

  The guaranteed minimum death benefit is equal to the Initial Sum Insured on the date of issue of the policy. We guarantees that, regardless of what your variable investment options earn, the death benefit will never be less than the guaranteed minimum death benefit.

Variable Sum Insured

  After the first policy month, the Variable Sum Insured is determined once each policy month on the Monthly Date. (The Monthly Date is the first day of a policy month which day immediately follows a business day.) The Variable Sum Insured remains level during the policy month following the determination.

  Changes in the Variable Sum Insured for each policy month are computed by a formula, filed with the insurance supervisory officials of the jurisdiction in which the policy has been delivered or issued for delivery. Under the formula the difference between the applicable Account Net Investment Rate (ANIR) for each business day and the policy's assumed annual rate of 4.5% is translated, on an actuarial basis, into a change in the Variable Sum Insured.

  The Variable Sum Insured would increase on the next Monthly Date only if the applicable ANIR for the last policy month were sufficiently greater than a monthly rate equivalent to an annual rate of 4.5% to result in such an increase. If the ANIR was equivalent to an annual rate of less than 4.5% the Variable Sum Insured would be reduced. The percentage change in the Variable Sum Insured is not the same as the Account Net Investment Rate, however.

Can I cancel my policy after it's issued?

     You have the right to cancel your policy within the latest of the following periods:

          . 10 days after you receive it (this period may be longer in some states);

          . 10 days after mailing by John Hancock of the Notice of Withdrawal Right; or

          . 45 days after the date Part A of the application has been completed.

     This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to John Hancock at one of the addresses shown on page 2, or to the John Hancock representative who delivered the policy to you.

     You will receive a refund of any premiums you've paid. The date of cancellation will be the date of such mailing or delivery.

Can I choose the form in which John Hancock pays out policy proceeds?

Choosing a payment option

     You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

          .    Option 1 - Proceeds left with us to accumulate with interest

          . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

          .    Option 2B - Equal monthly payments for a specified period of time

          . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

          .    Option 4 - Equal monthly payments for life with no refund

          . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

     You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.5%.

Changing a payment option

     You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

     There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

How will my policy be treated for income tax purposes?

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your cash value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your cash value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

     For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 32.

How do I communicate with John Hancock?

General Rules

     You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock Life Servicing Office at the appropriate address shown on page 2.

     Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

          .    surrenders or partial surrenders

          .    change of beneficiary

          .    election of payment option for policy proceeds

          .    tax withholding elections

          .    election of telephone transaction privilege

     The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone Transactions" below):

          .    loans

          .    transfers of account value among investment options

          . change of allocation among investment options for new premium payments

     You should mail or express all written requests to the John Hancock Life Servicing Office at the appropriate address shown on page 2. You should also send notice of the insured person's death and related documentation to the John Hancock Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

     We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the John Hancock Life Servicing Office or your John Hancock representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

     If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

     The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

            ILLUSTRATION OF DEATH BENEFITS, CASHVALUES, SURRENDER
                        VALUES AND ACCUMULATED PREMIUMS

     The following tables illustrate the changes in death benefit, cash value and surrender value of each of the three types of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age and Initial Sum Insured. Each table illustrates the operation of a policy assuming dividends WHICH ARE NOT GUARANTEED are used to purchase additional variable paid-up death benefits. The amounts shown are for the end of each policy year and assume that all of the cash value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Series Fund assets). After the deduction of average fees and expenses at the Series Fund level (as described below) the corresponding net annual rates of return would be -.68%, 5.60% and 11.56%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual premiums for a standard risk that are paid at the beginning of each policy year.

     With respect to fees and expenses deducted from Series Fund assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .31%, and (2) an assumed average asset charge for all other Series Fund operating expenses equivalent to an effective annual rate of .05%. These rates are the arithmetic average for all funds of the Series Fund. In other words, they are based on the hypothetical assumption that policy cash values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Series Fund operating expenses reflects reimbursements to certain funds as described in the footnote to the table on page 11. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed. Without those arrangements, the assumed average asset charge for all other operating expenses shown above would be higher. This would result in lower values than those shown in the following tables.

     The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only. The death benefits (and resulting cash values) shown for additional variable paid-up death benefits purchased with dividends paid under a policy are illustrative of those which would be paid if investment returns of 0%, 6% and 12% are realized, if our mortality and expense experience in the future is as currently experienced and if our dividend scale remains unchanged. However, as experience has clearly shown, conditions cannot be expected to continue unchanged, and accordingly dividend scales must be expected to change from time to time. MOREOVER, THERE IS NO GUARANTEE AS TO THE AMOUNT OF DIVIDENDS, IF ANY, THAT WILL BE PAID UNDER A POLICY. Although the tables are based on the assumption that dividends will be used to purchase additional variable paid-up death benefits, other dividend options are available.

     Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Initial Sum Insured requested.

Ian: Variable Whole life 100
     Age 25 Years Male--Non-Smoker
     Initial Sum Insured (Guaranteed Minimum Death Benefit) $135,135 Annual Premium $1,250.00* (Prms Accum Means Premiums Accumulated)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed

                                0%                        6%                        12%
                     ------------------------  ------------------------  -------------------------
                          Death Benefit             Death Benefit              Death Benefit
         Prms Accum  ------------------------  ------------------------  -------------------------
             at       Base    Var Pu            Base    Var Pu            Base    Var Pu
 Year     5%/Annum   Policy    Adds    Total   Policy    Adds    Total   Policy    Adds      Total
-------  ----------  -------  ------  -------  -------  ------  -------  -------  -------  ---------
     1      1,313    135,135      0   135,135  135,550       0  135,550  142,561        0   142,561
     2      2,691    135,135    208   135,343  135,588     208  135,796  143,283      208   143,491
     3      4,138    135,135    400   135,535  135,786     410  136,196  147,033      421   147,454
     4      5,657    135,135    575   135,710  135,993     608  136,600  151,098      642   151,739
     5      7,252    135,135    734   135,869  136,206     799  137,005  155,417      869   156,286
     6      8,928    135,135    879   136,014  136,423     986  137,409  159,987    1,105   161,092
     7     10,686    135,135  1,011   136,146  136,644   1,168  137,812  164,813    1,350   166,164
     8     12,533    135,135  1,153   136,288  136,870   1,374  138,244  169,906    1,679   171,585
     9     14,472    135,135  1,302   136,437  137,099   1,601  138,700  175,277    2,126   177,403
    10     16,508    135,135  1,458   136,593  137,332   1,853  139,185  180,939    2,712   183,652
    15     28,322    135,135  2,420   137,555  138,519   3,981  142,500  213,370    8,251   221,620
    20     43,399    135,135  3,384   138,519  139,804   7,708  147,512  255,762   19,892   275,654
    25     62,642    135,135  4,103   139,238  141,231  12,607  153,838  312,737   40,264   353,002
    30     87,201    135,135  4,595   139,730  142,712  18,666  161,378  386,200   74,054   460,254
    35    118,545    135,135  4,986   140,121  144,248  26,213  170,461  481,203  129,322   610,525
Age 65    158,550    135,135  5,342   140,477  145,835  35,315  181,150  604,241  217,588   821,829

                              0%                      6%                       12%
                    ----------------------  ----------------------  -------------------------
                          Cash Value              Cash Value               Cash Value
         Base Prem  ----------------------  ----------------------  -------------------------
         Accum at    Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year    5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds      Total
-------  ---------  ------  ------  ------  ------  ------  ------  -------  -------  ---------
     1      1,313       94      0       94      99       0      99      105        0       105
     2      2,691      934     34      968     995      34   1,028    1,056       34     1,090
     3      4,138    1,774     67    1,841   1,937      69   2,007    2,108       71     2,179
     4      5,657    2,613    100    2,713   2,929     106   3,035    3,269      112     3,381
     5      7,252    3,448    132    3,580   3,968     145   4,112    4,548      158     4,706
     6      8,928    4,278    164    4,443   5,056     185   5,241    5,957      208     6,165
     7     10,686    5,101    196    5,297   6,192     227   6,420    7,503      264     7,767
     8     12,533    5,915    232    6,147   7,379     277   7,656    9,202      340     9,542
     9     14,472    6,720    271    6,991   8,614     335   8,949   11,063      447    11,510
    10     16,508    7,513    315    7,828   9,899     402  10,301   13,102      591    13,693
    15     28,322   11,495    627   12,123  17,345   1,036  18,381   26,840    2,156    28,996
    20     43,399   15,037  1,045   16,082  26,110   2,390  28,499   47,986    6,193    54,178
    25     62,642   17,723  1,498   19,221  35,800   4,623  40,423   79,639   14,826    94,465
    30     87,201   19,972  1,967   21,938  46,822   8,025  54,847  127,290   31,977   159,267
    35    118,545   21,708  2,473   24,181  58,936  13,060  71,996  197,510   64,715   262,225
Age 65    158,550   22,958  3,032   25,990  71,982  20,142  92,124  299,610  124,650   424,260

_____________
* Corresponding to modal premiums of: Semi-annual $638.73, Quarterly $325.90, Special Monthly $108.30
    Dividends illustrated are based on current scales and experience and are not guaranteed. It is emphasized that hypothetical investment results are illustrative only and should not be deemed representative of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by an Owner. The death benefit and cash value for a policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual policy years. No representations can be made that these hypothetical investment results can be achieved for any one year or sustained over any period of time. in fact, for any given period of time, the investment results could be negative.

Plan: Variable Whole Life 100
      Age 40 Years Male--Non-Smoker
      Initial Sum Insured (Guaranteed Minimum Death Benefit) $113,968 Annual Premium $2,000.00* (Prms Accum Means Premiums Accumulated)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed

                                0%                        6%                        12%
                     ------------------------  ------------------------  -------------------------
                          Death Benefit             Death Benefit              Death Benefit
         Prms Accum  ------------------------  ------------------------  -------------------------
             at       Base    Var Pu            Base    Var Pu            Base    Var Pu
 Year     5%/Annum   Policy    Adds    Total   Policy    Adds    Total   Policy    Adds      Total
-------  ----------  -------  ------  -------  -------  ------  -------  -------  -------  ---------
     1      2,100    113,968      0   113,968  114,318       0  114,318  120,231        0   120,231
     2      4,305    113,968    102   114,070  114,417     102  114,519  122,111      102   122,213
     3      6,620    113,968    196   114,164  114,581     202  114,783  125,257      262   125,519
     4      9,051    113,968    282   114,250  114,754     342  115,096  128,695      511   129,206
     5     11,604    113,968    362   114,330  114,931     536  115,467  132,341      854   133,196
     6     14,284    113,968    459   114,427  115,112     780  115,892  136,184    1,296   137,479
     7     17,098    113,968    577   114,545  115,295   1,072  116,367  140,221    1,840   142,061
     8     20,053    113,968    735   114,703  115,480   1,437  116,917  144,460    2,529   146,989
     9     23,156    113,968    923   114,891  115,667   1,867  117,535  148,909    3,365   152,273
    10     26,413    113,968  1,139   115,107  115,857   2,366  118,224  153,577    4,367   157,944
    15     45,315    113,968  2,421   116,389  116,823   5,812  122,635  180,222   12,462   192,684
    20     69,438    113,968  3,776   117,744  117,844  10,765  128,609  214,207   27,661   241,868
Age 65    100,226    113,968  4,895   118,863  118,945  16,990  135,935  258,552   53,375   311,927
    30    139,521    113,968  5,836   119,804  120,069  24,212  144,791  314,489   95,727   410,216
    35    189,672    113,968  6,651   120,619  121,212  34,125  155,337  385,101  163,843   548,944

                              0%                      6%                       12%
                    ----------------------  ----------------------  -------------------------
                          Cash Value              Cash Value               Cash Value
         Base Prem  ----------------------  ----------------------  -------------------------
         Accum at    Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year    5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds      Total
-------  ---------  ------  ------  ------  ------  ------  ------  -------  -------  ---------
     1      2,100      591      0      591     626       0     626      662        0       662
     2      4,305    1,986     28    2,014   2,137      28   2,165    2,291       28     2,319
     3      6,620    3,350     57    3,407   3,694      58   3,752    4,056       76     4,132
     4      9,051    4,682     84    4,767   5,296     102   5,399    5,967      154     6,121
     5     11,604    5,984    112    6,096   6,947     166   7,113    8,036      266     8,302
     6     14,284    7,254    147    7,401   8,644     250   8,894   10,273      417    10,690
     7     17,098    8,494    191    8,685  10,391     356  10,746   12,695      613    13,308
     8     20,053    9,705    251    9,956  12,187     493  12,680   15,315      871    16,186
     9     23,156   10,886    326   11,212  14,035     662  14,697   18,151    1,198    19,350
    10     26,413   12,037    416   12,453  15,934     868  16,801   21,218    1,607    22,826
    15     45,315   17,504  1,037   18,541  26,385   2,499  28,884   40,891    5,380    46,270
    20     69,438   22,070  1,878   23,948  37,910   5,381  43,291   69,226   13,883    83,110
Age 65    100,226   25,346  2,780   28,126  49,861   9,691  59,552  108,880   30,573   139,453
    30    139,521   27,731  3,736   31,467  62,133  15,892  78,025  163,488   61,828   225,316
    35    189,672   29,282  4,725   34,007  74,287  24,354  98,641  237,100  117,438   354,538

---------
* Corresponding to modal premiums of: Semi-annual $1,021.60, Quarterly $520.90, Special Monthly $172.80
  Dividends illustrated are based on current scales and experience and are not guaranteed. It is emphasized that hypothetical investment results are illustrative only and should not be deemed representative of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by an Owner. The death benefit and cash value for a policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual policy years. No representations can be made that these hypothetical investment results can be achieved for any one year or sustained over any period of time. in fact, for any given period of time, the investment results could be negative.

Plan: Variable Whole Life P50
      Age 25 Years Male--Non-Smoker
      Initial Sum Insured (Guaranteed Minimum Death Benefit) $65,723 Annual Premium $700.00* (Prms Accum means Premiums Accumulated)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Qualified

                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1        735    65,723      0   65,723  65,925       0  65,925   69,335       0    69,335
     2      1,507    65,723      0   65,723  65,930       0  65,930   69,442       0    69,442
     3      2,317    65,723    175   65,898  66,029     192  66,221   71,304     211    71,515
     4      3,168    65,723    352   66,075  66,130     402  66,533   73,289     456    73,745
     5      4,061    65,723    527   66,250  66,234     625  66,859   75,389     735    76,124
     6      4,999    65,723    702   66,425  66,340     862  67,202   77,607   1,052    78,659
     7      5,984    65,723    876   66,599  66,448   1,114  67,562   79,948   1,407    81,356
     8      7,019    65,723  1,056   66,779  66,557   1,388  67,945   82,417   1,816    84,234
     9      8,105    65,723  1,240   66,963  66,669   1,684  68,352   85,021   2,282    87,302
    10      9,245    65,723  1,428   67,151  66,782   2,002  68,784   87,765   2,810    90,575
    15     15,860    65,723  2,434   68,157  67,358   4,007  71,365  103,443   6,732   110,175
    20     24,303    65,723  3,406   69,129  67,982   6,620  74,601  123,953  13,481   137,433
    25     35,079    65,723  4,135   69,858  68,677   9,555  78,232  151,610  23,919   175,529
    30     48,833    65,723  4,571   70,294  69,399  12,600  81,999  187,256  39,210   226,466
    35     66,385    65,723  4,740   70,463  70,147  15,688  85,835  233,343  61,314   294,657
Age 65     88,788    65,723  4,692   70,415  70,919  18,763  89,682  293,022  92,895   385,917

                              0%                      6%                      12%
                    ----------------------  ----------------------  ------------------------
                          Cash Value              Cash Value               Cash Value
         Base Prem  ----------------------  ----------------------  ------------------------
         Accum at    Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year    5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ---------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1       735        13      0       13      14       0      14       15       0        15
     2     1,507       423      0      423     450       0     450      476       0       476
     3     2,317       834     29      863     908      32     941      985      35     1,021
     4     3,168     1,244     61    1,305   1,390      70   1,461    1,548      80     1,628
     5     4,061     1,652     95    1,747   1,896     113   2,009    2,168     133     2,301
     6     4,999     2,057    131    2,188   2,425     162   2,587    2,850     198     3,048
     7     5,984     2,459    170    2,629   2,978     217   3,195    3,600     275     3,874
     8     7,019     2,857    212    3,069   3,555     280   3,835    4,423     368     4,790
     9     8,105     3,250    258    3,508   4,156     352   4,508    5,324     479     5,804
    10     9,245     3,637    309    3,946   4,781     435   5,216    6,312     612     6,925
    15    15,860     5,592    631    6,223   8,416   1,043   9,459   12,984   1,759    14,743
    20    24,303     7,332  1,051    8,383  12,696   2,052  14,749   23,256   4,197    27,453
    25    35,079     8,636  1,509   10,145  17,409   3,503  20,912   38,608   8,808    47,416
    30    48,833     9,727  1,956   11,683  22,769   5,417  28,186   61,719  16,933    78,652
    35    66,385    10,569  2,351   12,920  28,660   7,817  36,477   95,776  30,686   126,461
Age 65    88,788    11,176  2,664   13,839  35,004  10,702  45,706  145,295  53,222   198,517

____________
* Corresponding to modal premiums of: Semi-annual $357.95, Quarterly $182.90, Special Monthly $61.00
Dividends illustrated are based on current scales and experience and are not guaranteed. It is emphasized that hypothetical investment results are illustrative only and should not be deemed representative of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by an Owner. The death benefit and cash value for a policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual policy years. No representations can be made that these hypothetical investment results can be achieved for any one year or sustained over any period of time. In fact, for any given period of time, the investment results could be negative.

Plan: Variable Whole Life P50
      Age 40 Years Male--Non-Smoker
      Initial Sum Insured (Guaranteed Minimum Death Benefit) $62,945 Annual Premium $1,200.00* (Prms Accum means Premiums Accumulated)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed

                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1      1,260    62,945      0   62,945  63,138       0  63,138   66,404       0    66,404
     2      2,583    62,945      0   62,945  63,183       0  63,183   67,251       0    67,251
     3      3,972    62,945     98   63,043  63,273     119  63,392   68,979     140    69,119
     4      5,431    62,945    212   63,157  63,369     264  63,633   70,870     322    71,192
     5      6,962    62,945    338   63,283  63,467     435  63,901   72,875     547    73,422
     6      8,570    62,945    472   63,417  63,566     627  64,193   74,988     814    75,802
     7     10,259    62,945    605   63,550  63,667     829  64,496   77,207   1,114    78,321
     8     12,032    62,945    752   63,697  63,769   1,060  64,830   79,536   1,471    81,007
     9     13,893    62,945    903   63,848  63,873   1,311  65,184   81,981   1,879    83,860
    10     15,848    62,945  1,061   64,006  63,977   1,584  65,562   84,546   2,345    86,890
    15     27,189    62,945  1,911   64,856  64,509   3,297  67,806   99,150   5,778   104,928
    20     41,663    62,945  2,691   65,636  65,071   5,414  70,486  117,795  11,414   129,209
Age 65     60,136    62,945  3,279   66,224  65,682   7,724  73,406  142,241  19,839   162,080
    30     83,713    62,945  3,713   66,658  66,304  10,211  76,516  173,058  32,226   205,284
    35    113,804    62,945  3,971   66,916  66,936  12,826  79,673  211,949  50,237   262,186

                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                           Cash Value              Cash Value               Cash Value
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1      1,260       251      0      251     266      0      266      281       0       281
     2      2,583     1,026      0    1,026   1,101      0    1,101    1,177       0     1,177
     3      3,972     1,784     28    1,813   1,962     34    1,996    2,149      41     2,189
     4      5,431     2,525     63    2,588   2,848     79    2,927    3,200      97     3,296
     5      6,962     3,248    104    3,353   3,760    135    3,895    4,338     170     4,508
     6      8,570     3,954    151    4,105   4,699    201    4,900    5,568     262     5,830
     7     10,259     4,643    200    4,843   5,664    275    5,939    6,900     371     7,271
     8     12,032     5,316    257    5,573   6,657    364    7,021    8,341     507     8,848
     9     13,893     5,972    319    6,292   7,679    465    8,144    9,901     669    10,570
    10     15,848     6,612    388    7,000   8,729    581    9,310   11,588     863    12,451
    15     27,189     9,670    818   10,488  14,530  1,418   15,947   22,435   2,494    24,929
    20     41,663    12,227  1,335   13,562  20,933  2,698   23,631   38,068   5,711    43,780
Age 65     60,136    14,029  1,862   15,892  27,533  4,405   31,938   59,900  11,365    71,265
    30     83,713    15,340  2,377   17,717  34,311  6,567   40,878   89,965  20,816   110,781
    35    113,804    16,191  2,821   19,013  41,023  9,154   50,177  130,493  36,012   166,505

___________
* Corresponding to modal premiums of Semi-annual $613.20, Quarterly $312.90, Special Monthly $104.00.
  Dividends illustrated are based on current scales and experience and are not guaranteed. It is emphasized that hypothetical investment results are illustrative only and should not be deemed representative of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by an Owner. The death benefit and cash value for a policy would be different from those shown if the actual gross rates of investment return average 0%, 6%, or 12% over a period of years, but nevertheless fluctuated above or below the average for individual policy years. No representations can be made that these hypothetical investment results can be achieved for any one year or sustained over any period of time. in fact, for any given period of time, the investment results could be negative.

Plan: Variable Whole Life P50
      Age 25 Years Male--smoker
      Initial Sum Insured (Guaranteed Minimum Death Benefit) $61,670 Annual Premium $700.00* (Prms Accum means Premiums Accumulated)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed

                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1        735    61,670      0   61,670  61,859       0  61,859   65,059       0    65,059
     2      1,507    61,670      0   61,670  61,865       0  61,865   65,160       0    65,160
     3      2,317    61,670    164   61,834  61,957     181  62,138   66,907     198    67,105
     4      3,168    61,670    331   62,001  62,052     378  62,430   68,769     428    69,198
     5      4,061    61,670    495   62,165  62,150     586  62,736   70,740     690    71,430
     6      4,999    61,670    659   62,329  62,249     809  63,058   72,821     987    73,808
     7      5,984    61.670    822   62,492  62,350   1,045  63,395   75,018   1,321    76,339
     8      7,019    61,670    991   62,661  62,453   1,303  63,755   77,335   1,705    79,039
     9      8,105    61,670  1,163   62,833  62,557   1,580  64,137   79,778   2,141    81,919
    10      9,245    61,670  1,339   63,009  62,664   1,879  64,543   82,352   2,637    84,989
    15     15,860    61,670  2,283   63,953  63,204   3,760  66,964   97,064   6,317   103,381
    20     24,303    61.670  3,195   64,865  63,789   6,211  70,001  116,309  12,650   128,959
    25     35,079    61,670  3,880   65,550  64,442   8,965  73,408  142,261  22,445   164,705
    30     48,833    61,670  4,289   65,959  65,119  11,823  76,942  175,708  36,793   212,501
    35     66,385    61,670  4,448   66,118  65,821  14,721  80,542  218,954  57,534   276,488
Age 65     88,788    61,670  4,402   66,072  66,546  17,606  84,152  274,952  87,168   362,121

                              0%                      6%                      12%
                    ----------------------  ----------------------  ------------------------
                          Cash Value              Cash Value               Cash Value
         Base Prem  ----------------------  ----------------------  ------------------------
         Accum at    Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year    5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ---------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1       735        12      0       12      13       0      13       14       0        14
     2     1,507       397      0      397     422       0     422      446       0       446
     3     2,317       782     28      810     852      30     883      924      33       958
     4     3,168     1,167     58    1,224   1,305      66   1,370    1,452      75     1,527
     5     4,061     1,550     89    1,639   1,779     106   1,885    2,034     125     2,159
     6     4,999     1,930    123    2,053   2,276     152   2,428    2,675     186     2,860
     7     5,984     2,307    159    2,466   2,794     203   2,998    3,378     258     3,635
     8     7,019     2,681    199    2,880   3,336     263   3,599    4,150     345     4,495
     9     8,105     3,049    242    3,292   3,900     331   4,230    4,996     450     5,446
    10     9,245     3,413    290    3,702   4,486     408   4,894    5,923     575     6,498
    15    15,860     5,247    592    5,839   7,897     979   8,876   12,183   1,651    13,834
    20    24,303     6,880    986    7,866  11,913   1,926  13,839   21,822   3,939    25,760
    25    35,079     8,103  1,416    9,519  16,335   3,287  19,622   36,227   8,265    44,492
    30    48,833     9,127  1,836   10,963  21,365   5,083  26,448   57,913  15,889    73,802
    35    66,385     9,918  2,206   12,123  26,893   7,334  34,227   89,870  28,794   118,663
Age 65    88,788    10,487  2,499   12,986  32,846  10,042  42,888  136,335  49,941   186,276

_________
* Corresponding to modal premiums of: Semi-annual $357.95, Quarterly $182.90. Special Monthly $61.00.
  Dividends illustrated are based on current scales and experience and are not guaranteed. It is emphasized that the hypothetical investment results shown above are illustrative only and should not be deemed representative of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by an Owner. The death benefit and cash value for a policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual policy years. No representations can be made that these hypothetical investment results can be achieved for any one year or sustained over any period of time. in fact, for any given period of time, the investment results could be negative.

Plan: Variable Whole Life P50
      Age 40 Years Male--smoker
      Initial Sum Insured (Guaranteed Minimum Death Benefit) $57,644 Annual Premium $1,200.00* (Prms Accum means Premiums Accumulated)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed

                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1      1,260    57,644      0   57,644  57,821       0  57,821   60,812       0    60,812
     2      2,583    57,644      0   57,644  57,862       0  57,862   61,587       0    61,587
     3      3,972    57,644     90   57,734  57,945     109  58,053   63,170     128    63,299
     4      5,431    57,644    194   57,838  58,032     242  58,274   64,902     295    65,197
     5      6,962    57,644    309   57,953  58,122     398  58,520   66,738     501    67,239
     6      8,570    57,644    432   58,076  58,213     574  58,787   68,672     746    69,418
     7     10,259    57,644    554   58,198  58,305     759  59,065   70,705   1,020    71,725
     8     12,032    57,644    688   58,332  58,399     971  59,370   72,838   1,347    74,185
     9     13,893    57,644    827   58,471  58,494   1,201  59,695   75,077   1,721    76,797
    10     15,848    57,644    972   58,616  58,589   1,451  60,040   77,425   2,148    79,573
    15     27,189    57,644  1,750   59,394  59,076   3,019  62,096   90,800   5,291    96,092
    20     41,663    57,644  2,464   60,108  59,591   4,959  64,550  107,875  10,453   118,327
Age 65     60,136    57,644  3,003   60,647  60,151   7,073  67,224  130,262  18,169   148,430
    30     83,712    57,644  3,400   61,044  60,720   9,351  70,072  158,484  29,512   187,996
    35    113,803    57,644  3,637   61,281  61,299  11,746  73,045  194,100  46,007   240,106

                              0%                      6%                      12%
                    ----------------------  ----------------------  ------------------------
                          Cash Value              Cash Value               Cash Value
         Base Prem  ----------------------  ----------------------  ------------------------
         Accum at    Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year    5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ---------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1      1,260      230      0      230     244      0      244      258       0       258
     2      2,583      940      0      940   1,008      0    1,008    1,078       0     1,078
     3      3,972    1,634     26    1,660   1,797     31    1,828    1,968      37     2,005
     4      5,431    2,312     58    2,370   2,608     72    2,681    2,930      88     3,019
     5      6,962    2,975     96    3,070   3,444    123    3,567    3,972     156     4,128
     6      8,570    3,621    138    3,759   4,303    184    4,487    5,099     240     5,339
     7     10,259    4,252    183    4,435   5,187    252    5,439    6,319     340     6,659
     8     12,032    4,868    235    5,103   6,097    333    6,430    7,639     464     8,103
     9     13,893    5,469    292    5,762   7,032    426    7,458    9,067     613     9,680
    10     15,848    6,055    355    6,410   7,994    532    8,526   10,612     790    11,402
    15     27,189    8,856    749    9,605  13,306  1,298   14,604   20,545   2,284    22,830
    20     41,663   11,197  1,222   12,420  19,170  2,471   21,641   34,862   5,230    40,093
Age 65     60,136   12,848  1,705   14,553  25,214  4,034   29,249   54,855  10,408    65,263
    30     83,712   14,048  2,177   16,225  31,421  6,014   37,435   82,389  19,063   101,451
    35    113,803   14,828  2,584   17,412  37,568  8,383   45,951  119,504  32,979   152,483

__________
* Corresponding to modal premiums of: Semi-Annual $613.20, Quarterly $312.90, Special Monthly $104.00
  Dividends illustrated are based on current scales and experience and are not guaranteed. It is emphasized that hypothetical investment results are illustrative only and should not be deemed representative of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by an Owner. The death benefit and cash value for a policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual policy years. No representations can be made that these hypothetical investment results can be achieved for any one year or sustained over any period of time. in fact, for any given period of time, the investment results could be negative.

Plan: Variable Whole Life
      Age 25 Years Male--Non-Smoker
      Initial Sum Insured (Guaranteed Minimum Death Benefit) $28,930 Annual Premium $350.00* (Prms Accum means Premiums Accumulated)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed

                               0%                      6%                      12%
                     ----------------------  ----------------------  -------------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  -------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  --------
     1        368    28,930      0   28,930  29,019      0   29,019   30,520       0    30,520
     2        753    28,930      0   28,930  29,021      0   29,021   30,567       0    30,567
     3      1,159    28,930     26   28,956  29,065     26   29,090   31,387      33    31,419
     4      1,584    28,930     49   28,979  29,109     61   29,171   32,260      81    32,341
     5      2,031    28,930     79   29,009  29,155    106   29,261   33,185     143    33,328
     6      2,500    28,930    114   29,044  29,202    160   29,361   34,161     222    34,383
     7      2,992    28,930    152   29,082  29,249    222   29,471   35,192     316    35,508
     8      3,509    28,930    199   29,129  29,297    296   29,593   36,279     432    36,711
     9      4,052    28,930    251   29,181  29,346    382   29,729   37,424     573    37,997
    10      4,622    28,930    310   29,240  29,396    482   29,878   38,632     739    39,371
    15      7,930    28,930  1,001   29,931  29,650  1,533   31,183   45,534   2,474    48,008
    20     12,152    28,930  1,741   30,671  29,924  3,006   32,931   54,562   5,636    60,198
    25     17,540    28,930  2,208   31,138  30,230  4,526   34,756   66,736  10,369    77,105
    30     24,416    28,930  2,440   31,370  30,548  6,022   36,570   82,426  17,198    99,625
    35     33,193    28,930  2,513   31,443  30,877  7,507   38,384  102,713  27,021   129,734
Age 65     44,394    28,930  2,479   31,409  31,217  8,977   40,194  128,983  41,035   170,018

                             0%                      6%                     12%
                    ---------------------  ----------------------  -----------------------
                         Cash Value              Cash Value              Cash Value
         Base Prem  ---------------------  ----------------------  -----------------------
         Accum at    Base   Var Pu          Base   Var Pu           Base   Var Pu
 Year    5%/Annum   Policy   Adds   Total  Policy   Adds   Total   Policy   Adds    Total
-------  ---------  ------  ------  -----  ------  ------  ------  ------  ------  -------
     1       368        6       0       6       6      0        6       7       0        7
     2       753      186       0     186     198      0      198     209       0      209
     3     1,159      367       4     371     400      4      404     434       5      439
     4     1,584      547       9     556     612     11      623     681      14      695
     5     2,031      727      14     741     835     19      854     954      26      980
     6     2,500      905      21     927   1,068     30    1,098   1,255      42    1,296
     7     2,992    1,082      30   1,112   1,311     43    1,354   1,585      62    1,646
     8     3,509    1,257      40   1,297   1,565     60    1,625   1,947      88    2,034
     9     4,052    1,430      52   1,483   1,829     80    1,909   2,344     120    2,464
    10     4,622    1,601      67   1,668   2,105    105    2,209   2,779     161    2,940
    15     7,930    2,462     260   2,721   3,705    399    4,104   5,715     646    6,362
    20    12,152    3,227     538   3,765   5,589    932    6,521  10,237   1,755   11,991
    25    17,540    3,801     806   4,607   7,663  1,659    9,322  16,994   3,818   20,813
    30    24,416    4,282   1,044   5,326  10,022  2,589   12,612  27,167   7,427   34,595
    35    33,193    4,652   1,247   5,899  12,616  3,740   16,356  42,159  13,523   55,682
Age 65    44,394    4,919   1,407   6,327  15,408  5,120   20,528  63,956  23,510   87,466

__________

* Corresponding to modal premiums of: Semi-annual $179.28, Quarterly $91.90, Special Monthly $30.90
    Dividends illustrated are based on current scales and experience and are not guaranteed. It is emphasized that hypothetical investment results are illustrative only and should not be deemed representative of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by an Owner. The death benefit and cash value for a policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual policy years. No representations can be made that these hypothetical investment results can be achieved for any one year or sustained over any period of time. In fact, for any given period of time, the investment results could be negative.

Plan: Variable Whole Life
      Age 40 Years Male--Non-Smoker
      Initial Sum Insured (Guaranteed Minimum Death Benefit) $28,661 Annual Premium $600.00* (Prms Accum means Premiums Accumulated)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed

                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base   Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy   Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  ------  ------  --------
     1        630    28,661      0   28,661  28,749      0   28,749  30,236       0    30,236
     2      1,291    28,661      0   28,661  28,752      0   28,752  30,284       0    30,284
     3      1,986    28,661     15   28,676  28,795     17   28,812  31,101      26    31,127
     4      2,715    28,661     35   28,696  28,839     50   28,889  31,965      72    32,037
     5      3,481    28,661     64   28,725  28,884     94   28,978  32,873     136    33,009
     6      4,285    28,661    102   28,763  28,929    152   29,082  33,825     221    34,046
     7      5,129    28,661    142   28,803  28,975    217   29,192  34,823     320    35,144
     8      6,016    28,661    190   28,851  29,021    296   29,317  35,870     445    36,315
     9      6,947    28,661    245   28,906  29,068    386   29,455  36,968     592    37,559
    10      7,924    28,661    305   28,966  29,116    489   29,604  38,119     765    38,884
    15     13,594    28,661  1,041   29,702  29,355  1,584   30,939  44,623   2,551    47,174
    20     20,831    28,661  1,800   30,461  29,610  3,043   32,652  52,948   5,621    58,569
Age 65     30,068    28,661  2,260   30,921  29,891  4,474   34,365  64,018   9,994    74,012
    30     41,856    28,661  2,512   31,173  30,177  5,897   36,074  77,947  16,251    94,198
    35     56,901    28,661  2,630   31,291  30,466  7,342   37,809  95,511  25,239   120,750


                             0%                      6%                     12%
                    ---------------------  ----------------------  -----------------------
                         Cash Value              Cash Value              Cash Value
         Base Prem  ---------------------  ----------------------  -----------------------
         Accum at    Base   Var Pu          Base   Var Pu           Base   Var Pu
 Year    5%/Annum   Policy   Adds   Total  Policy   Adds   Total   Policy   Adds    Total
-------  ---------  ------  ------  -----  ------  ------  ------  ------  ------  -------
     1       630       12       0      12      12      0       12      13       0       13
     2     1,291      371       0     371     394      0      394     417       0      417
     3     1,986      722       4     726     787      5      792     854       8      861
     4     2,715    1,065      11   1,076   1,191     15    1,206   1,327      22    1,348
     5     3,481    1,401      20   1,421   1,608     29    1,637   1,839      42    1,881
     6     4,285    1,728      32   1,761   2,037     49    2,085   2,392      71    2,463
     7     5,129    2,048      47   2,095   2,477     72    2,549   2,991     107    3,098
     8     6,016    2,360      65   2,425   2,931    102    3,032   3,639     153    3,792
     9     6,947    2,664      87   2,751   3,397    137    3,534   4,341     211    4,551
    10     7,924    2,961     112   3,073   3,877    179    4,056   5,099     282    5,380
    15    13,594    4,406     446   4,851   6,558    681    7,239  10,014   1,101   11,115
    20    20,831    5,618     893   6,511   9,525  1,516   11,041  17,112   2,812   19,924
Age 65    30,068    6,429   1,283   7,712  12,530  2,552   15,082  26,959   5,725   32,684
    30    41,856    7,018   1,608   8,626  15,616  3,792   19,408  40,521  10,497   51,018
    35    56,901    7,398   1,868   9,267  18,672  5,240   23,912  58,804  18,092   76,897

_________

* Corresponding to modal premiums of: Semi-Annual $306.90. Quarterly $156.90, Special Monthly $52.40.
    Dividends illustrated are based on current scales and experience and are not guaranteed. It is emphasized that the hypothetical investment results shown above are illustrative only and should not be deemed representative of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by an Owner. The death benefit and cash value for a policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual policy years. No representations can be made that these hypothetical investment results can be achieved for any one year or sustained over any period of time. In fact, for any given period of time, the investment results could be negative.

Plan: Variable Whole Life
      Age 25 Years Male--Smoker
      Initial Sum Insured (Guaranteed Minimum Death Benefit) $27,223 Annual Premium $350.00* (Prms Accum means Premiums Accumulated)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed

                               0%                      6%                      12%
                     ----------------------  ----------------------  -------------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  -------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  --------
     1        368    27,223      0   27,223  27,307      0   27,307   28,719       0    28,719
     2        753    27,223      0   27,223  27,309      0   27,309   28,764       0    28,764
     3      1,159    27,223     24   27,247  27,350     24   27,374   29,535      31    29,565
     4      1,584    27,223     47   27,270  27,392     58   27,450   30,357      76    30,433
     5      2,031    27,223     74   27,297  27,435    100   27,534   31,227     135    31,361
     6      2,500    27,223    107   27,330  27,479    150   27,629   32,146     209    32,354
     7      2,992    27,223    143   27,366  27,523    208   27,732   33,115     297    33,413
     8      3,509    27,223    187   27,410  27,569    278   27,847   34,138     407    34,545
     9      4,052    27,223    236   27,459  27,615    360   27,975   35,216     539    35,755
    10      4,622    27,223    291   27,514  27,662    453   28,115   36,353     696    37,048
    15      7,930    27,223    942   28,165  27,900  1,443   29,343   42,847   2,328    45,175
    20     12,152    27,223  1,638   28,861  28,159  2,829   30,987   51,342   5,303    56,646
    25     17,540    27,223  2,077   29,300  28,447  4,258   32,705   62,798   9,757    72,555
    30     24,416    27,223  2,296   29,519  28,746  5,667   34,412   77,563  16,183    93,746
    35     33,193    27,223  2,365   29,588  29,055  7,064   36,119   96,653  25,426   122,079
Age 65     44,394    27,223  2,332   29,555  29,375  8,447   37,822  121,372  38,613   159,985

                             0%                      6%                     12%
                    ---------------------  ----------------------  -----------------------
                         Cash Value              Cash Value              Cash Value
         Base Prem  ---------------------  ----------------------  -----------------------
         Accum at    Base   Var Pu          Base   Var Pu           Base   Var Pu
 Year    5%/Annum   Policy   Adds   Total  Policy   Adds   Total   Policy   Adds    Total
-------  ---------  ------  ------  -----  ------  ------  ------  ------  ------  -------
     1       368        5       0       5       6      0        6       6       0        6
     2       753      175       0     175     186      0      186     197       0      197
     3     1,159      345       4     349     376      4      380     408       5      413
     4     1,584      515       8     523     576     10      586     641      13      654
     5     2,031      684      13     697     785     18      803     898      24      922
     6     2,500      852      20     872   1,005     28    1,033   1,181      39    1,220
     7     2,992    1,018      28   1,046   1,234     41    1,274   1,491      58    1,549
     8     3,509    1,183      38   1,221   1,473     56    1,529   1,832      82    1,914
     9     4,052    1,346      49   1,395   1,721     75    1,797   2,205     113    2,319
    10     4,622    1,506      63   1,570   1,980     98    2,079   2,615     152    2,766
    15     7,930    2,316     244   2,561   3,486    375    3,861   5,378     608    5,986
    20    12,152    3,037     506   3,543   5,259    877    6,136   9,633   1,651   11,284
    25    17,540    3,577     758   4,335   7,211  1,561    8,772  15,992   3,593   19,585
    30    24,416    4,029     983   5,012   9,431  2,436   11,867  25,564   6,989   32,553
    35    33,193    4,378   1,173   5,551  11,871  3,519   15,391  39,671  12,725   52,396
Age 65    44,394    4,629   1,324   5,953  14,499  4,818   19,317  60,182  22,122   82,305

_________

* Corresponding to modal premiums of: Semi-Annual $179.28, Quarterly $91.90, Special Monthly $30.90
    Dividends illustrated are based on current scales and experience and are not guaranteed. It is emphasized that the hypothetical investment results shown above are illustrative only and should not be deemed representative of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by an Owner. The death benefit and cash value for a policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual policy years. No representations can be made that these hypothetical investment results can be achieved for any one year or sustained over any period of time. In fact, for any given period of time, the investment results could be negative.

Plan: Variable Whole Life
      Age 40 Years Male--Smoker
      Initial Sum Insured (Guaranteed Minimum Death Benefit) $26,354 Annual Premium $600.00* (Prms Accum means Premiums Accumulated)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed


                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base   Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy   Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  ------  ------  --------
   1          630    26,354      0   26,354  26,435      0   26,435  27,802       0    27,802
   2        1,292    26,354      0   26,354  26,437      0   26,437  27,846       0    27,846
   3        1,986    26,354     14   26,368  26,477     16   26,493  28,598      24    28,621
   4        2,715    26,354     32   26,386  26,518     46   26,563  29,392      66    29,458
   5        3,481    26,354     59   26,413  26,559     87   26,646  30,227     125    30,352
   6        4,285    26,354     93   26,447  26,601    140   26,741  31,102     203    31,306
   7        5,129    26,354    130   26,484  26,643    199   26,842  32,020     294    32,315
   8        6,016    26,354    175   26,529  26,685    272   26,958  32,983     409    33,392
   9        6,947    26,354    225   26,579  26,729    355   27,084  33,992     544    34,536
  10        7,924    26,354    281   26,635  26,772    449   27,222  35,050     704    35,754
  15       13,594    26,354    957   27,311  26,992  1,456   28,449  41,031   2,346    43,377
  20       20,832    26,354  1,655   28,009  27,226  2,798   30,024  48,686   5,168    53,854
Age 65     30,068    26,354  2,078   28,432  27,485  4,114   31,599  58,865   9,190    68,055
  30       41,856    26,354  2,310   28,664  27,748  5,423   33,170  71,673  14,943    86,616
  35       56,902    26,354  2,418   28,772  28,014  6,751   34,765  87,823  23,207   111,030


                               0%                      6%                       12%
                     ----------------------  -----------------------  ------------------------
                           Cash Value              Cash Value               Cash Value
         Base Prem   ----------------------  -----------------------  ------------------------
          Accum at    Base   Var Pu           Base   Var Pu            Base   Var Pu
 Year     5%/Annum   Policy   Adds    Total  Policy   Adds    Total   Policy   Adds     Total
-------  ----------  ------  -------  -----  ------  -------  ------  ------  -------  -------
   1          630       11        0      11      11       0       11      12       0        12
   2        1,292      341        0     341     362       0      362     383       0       383
   3        1,986      664        4     668     723       5      728     785       7       792
   4        2,715      980       10     989   1,095      14    1,109   1,220      20     1,240
   5        3,481    1,288       18   1,306   1,479      27    1,506   1,691      39     1,729
   6        4,285    1,589       30   1,619   1,873      45    1,918   2,200      65     2,265
   7        5,129    1,883       43   1,926   2,278      66    2,344   2,750      98     2,848
   8        6,016    2,170       60   2,230   2,695      93    2,788   3,346     141     3,487
   9        6,947    2,450       80   2,530   3,124     126    3,250   3,991     194     4,185
  10        7,924    2,723      103   2,825   3,565     165    3,729   4,688     259     4,947
  15       13,594    4,051      410   4,461   6,030     626    6,656   9,208   1,012    10,221
  20       20,832    5,166      821   5,987   8,759   1,394   10,153  15,734   2,586    18,320
Age 65     30,068    5,912    1,180   7,092  11,522   2,346   13,868  24,789   5,264    30,053
  30       41,856    6,453    1,479   7,932  14,359   3,487   17,846  37,260   9,652    46,912
  35       56,902    6,803    1,718   8,521  17,169   4,818   21,987  54,071  16,636    70,707

_________

* Corresponding to Modal Premiums of: Semi-annual $306.90, Quarterly $156.90, Special Monthly $52.40

Dividends illustrated are based on current scales and experience and are not guaranteed. It is emphasized that the hypothetical investment results shown above are illustrative only and should not be deemed representative of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by an Owner. The death benefit and cash value for a policy would be different from those shown if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual policy years. No representations can be made that these hypothetical investment results can be achieved for any one year or sustained over any period of time. In fact, for any given period of time, the investment results could be negative.

                            ADDITIONAL INFORMATION

     This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 16.

Contents of this section                                       Beginning on page
------------------------                                       -----------------
Description of John Hancock..................................          29
How we support the policy and investment options.............          29
How we process certain policy transactions...................          29
Effects of policy loans......................................          30
Additional information about how certain policy charges
  work.......................................................          30
How we market the policies...................................          31
Tax considerations...........................................          32
Reports that you will receive................................          33
Voting privileges that you will have.........................          33
Changes that John Hancock can make as to your policy.........          34
Adjustments we make to death benefits........................          34
When we pay policy proceeds..................................          34
Other details about exercising rights and paying benefits....          35
Legal matters................................................          35
Registration statement filed with the SEC....................          35
Accounting and actuarial experts.............................          36
Financial statements of John Hancock and the Account.........          36
List of Directors and Executive Officers of John Hancock.....          37

Description of John Hancock

     We are John Hancock Life Insurance Company, a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. Our Home Office is at John Hancock Place, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states and in the District of Columbia. As of December 31, 2000, our assets were approximately $88 billion.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

How we support the policy and investment options

Separate Account UV

     The variable investment options shown on page 1 are in fact subaccounts of Separate Account UV (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or John Hancock.

     The Account's assets are the property of John Hancock. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

     The assets in each subaccount are invested in the corresponding fund of the Series Fund. New subaccounts may be added as new funds are added to the Series Fund and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Series Fund.

     We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of the Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

How we process certain policy transactions

Monthly deduction dates

     Each charge that we deduct monthly is assessed against your cash value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month. The "date of issue" is the date on which the policy takes effect. Policy months, policy years and policy anniversaries are all measured from that date.

Transfers among investment options

     Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of cash value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

Telephone transfers and policy loans

     Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

     Reinstatements of lapsed policies take effect on the monthly deduction date on or next following the date we approve your request.

     We process loans, surrenders, partial surrenders and loan repayments as of the day we receive such request or repayment.

Effects of policy loans

     The cash value, the surrender value, and the death benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

     The amount of any outstanding indebtedness is subtracted from the amount otherwise payable when the policy proceeds become payable.

     Whenever the outstanding indebtedness equals or exceeds the policy's cash value (plus any cash values under a dividend option providing paid-up insurance), the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations" beginning on page 32).

Additional information about how certain policy charges work

Sales expenses and related charges

     The premium sales charges help to compensate us for the cost of selling our policies. (See "What charges will John Hancock deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" below on this page.)

Monthly charges

     We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of cash value you have in each.

How we market the policies

     Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, John Hancock Variable Life Insurance Company, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts V and S, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

     Applications for policies are solicited by agents who are licensed by state insurance authorities to sell John Hancock's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. John Hancock will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock are covered by a blanket bond by a commercial carrier in the amount of $25 million.

     Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and John Hancock reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

     The maximum commission payable to a Signator representative for selling a policy is 55% of the premium paid in the first policy year, 15% of the premium paid in the second policy year, 10% of the premium paid in the third through sixth policy years, 5% of the premium paid in the sixth through tenth policy years, and 3% of the premium paid in each policy year thereafter.

     Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by John Hancock and its affiliates will be eligible for additional compensation.

     The policies may also be sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and John Hancock will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

     Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

     Neither John Hancock nor Signator is obligated to sell any particular amount of policies.

Tax considerations

     This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

     We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

     If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code.

Other policy distributions

     Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

     Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

     We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods and the death benefit would lose its tax-free character.

     In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

     Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Corporate and H.R. 10 plans

     The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Reports that you will receive

     At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit and cash value, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of transfers among investment options, policy loans, partial surrenders and certain other policy transactions.

     Semiannually we will send you a report containing the financial statements of the Series Fund, including a list of securities held in each fund.

Voting privileges that you will have

     All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Fund. We will vote the shares of each of the funds of the Series Fund which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Fund's shareholders in accordance with instructions received from owners of such policies. Shares of the Series Fund held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

     We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's cash value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees of the Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

     However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

Changes that John Hancock can make as to your policy

Changes relating to the Series Fund or the Account

     The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be John Hancock or an affiliate, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

     We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

     In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 .    Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 .    Combining or removing investment options

 .    Changes in the form of organization of any separate account

     Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

Adjustments we make to death benefits

     If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

When we pay policy proceeds

General

     We will pay any death benefit, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.

Delay to challenge coverage

     We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

     We reserve the right to defer payment of that portion of your cash value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

     We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the cash value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of cash value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate cash values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Other details about exercising rights and paying benefits

Joint ownership

     If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

     You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

     You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Legal matters

     The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for John Hancock. The law firm of Foley & Lardner, Washington, D.C., has advised us on certain Federal securities law matters in connection with the policies.

Registration statement filed with the sec

     This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Accounting and actuarial experts

     The financial statements of John Hancock and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Todd G. Engelsen, F.S.A., an Actuary and Second Vice President of John Hancock.

Financial statements of John Hancock and the account

     The financial statements of John Hancock included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock to meet its obligations under the policies.

           List of Directors and Executive Officers of John Hancock

     The Directors and Executive Officers of John Hancock and their principal occupations during the past five years are as follows:

Directors                                Principal Occupations
---------                                ---------------------
Stephen L. Brown........ Chairman of the Board, John Hancock
David F. D'Alessandro... President and Chief Executive Officer, John Hancock
Foster L. Aborn......... Director, formerly Vice Chairman of the Board and Chief
                         Investment Officer, John Hancock
Samuel W. Bodman........ Chairman of the Board and Chief Executive Officer,
                         Cabot Corporation (chemicals)
I. MacAllister Booth.... Retired Chairman of the Board and Chief Executive
                         Officer, Polaroid Corporation (photographic products)
Wayne A. Budd........... Executive Vice President and General Counsel, John
                         Hancock
John M. Connors, Jr..... Chairman and Chief Executive Officer and Director,
                         Hill, Holliday, Connors, Cosmopoulos, Inc.
                         (advertising).
Robert E. Fast.......... Senior Partner, Hale and Dorr (law firm).
Kathleen F. Feldstein... President, Economic Studies, Inc. (economic consulting).
Nelson S. Gifford....... Principal, Fleetwing Capital Management (financial services)
Michael C. Hawley....... Retired Chairman and Chief Executive Officer, The
                         Gillette Company (razors, etc.)
Edward H. Linde......... President and Chief Executive Officer, Boston
                         Properties, Inc. (real estate)
Judith A, McHale........ President and Chief Operating Officer, Discovery
                         Communications, Inc. (multimedia communications)
R. Robert Popeo......... Chairman, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo
                         (law firm)
Richard F. Syron........ Chairman of the Board, President and Chief Executive
                         Officer, Thermo Electron Corp. (scientific and
                         industrial instruments)
Robert J. Tarr, Jr...... Chairman, President and Chief Executive Officer,
                         HomeRuns.com (online grocer)

Other Executive Officers
------------------------
Thomas E. Moloney....... Chief Financial Officer
Derek Chilvers.......... Chairman and Chief Executive Officer of John Hancock
                         International Holdings, Inc.
John M. DeCiccio........ Executive Vice President and Chief Investment Officer
Kathleen M. Graveline... Executive Vice President - Retail
Barry J. Rubenstein..... Vice President, Counsel and Secretary
Robert F. Walters....... Executive Vice President and Chief Information Officer

     The business address of all Directors and officers of John Hancock is John Hancock Place, Boston, Massachusetts 02117.

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors
John Hancock Life Insurance Company

     We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company as of December 31, 2000 and 1999, and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2000. Our audits also included the financial statement schedules listed in the Index at
Item 14(a). These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company at December 31, 2000 and 1999, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States. Also in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

                                                          /S/ ERNST & YOUNG LLP
Boston, Massachusetts
March 16, 2001

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                                                                                    December 31,
                                                                               ---------------------
                                                                                 2000        1999
                                                                               ---------  ----------
                                                                                   (in millions)
Assets
Investments--Notes 3 and 4
Fixed maturities:
  Held-to-maturity--at amortized cost
  (fair value: 2000--$11,651.2; 1999--$13,438.7)............................   $11,888.6   $13,790.2
  Available-for-sale--at fair value (cost:
  2000--$15,790.3; 1999--$17,150.9).........................................    16,023.5    16,959.2
Equity securities:
  Available-for-sale--at fair value (cost: 2000--$830.6; 1999--$1,086.2)....     1,094.9     1,230.2
  Trading securities--at fair value (cost: 2000--$193.4; 1999--$53.8).......       231.6        84.1
Mortgage loans on real estate...............................................     8,968.9    10,733.0
Real estate.................................................................       519.0       548.5
Policy loans................................................................       428.6     1,938.8
Short-term investments......................................................       151.9       166.9
Other invested assets.......................................................     1,353.0     1,311.1
                                                                               ---------   ---------
  Total Investments.........................................................    40,660.0    46,762.0
Cash and cash equivalents...................................................     2,841.2     1,797.7
Accrued investment income...................................................       585.9       652.0
Premiums and accounts receivable............................................       210.8       215.6
Deferred policy acquisition costs...........................................     2,388.5     3,142.7
Reinsurance recoverable--Note 9.............................................     2,829.0     2,246.0
Other assets................................................................     2,100.6     1,724.8
Closed block assets--Note 6.................................................     9,710.0          --
Separate accounts assets....................................................    26,454.8    28,047.6
                                                                               ---------   ---------
  Total Assets..............................................................   $87,780.8   $84,588.4
                                                                               =========   =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                          December 31,
                                                                        2000        1999
                                                                      ---------  ----------
                                                                          (in millions)
Liabilities and Shareholder's Equity
Liabilities
Future policy benefits..............................................  $22,996.4   $31,106.2
Policyholders' funds................................................   15,722.9    15,562.3
Unearned revenue....................................................      671.3       490.2
Unpaid claims and claim expense reserves............................      253.7       358.9
Dividends payable to policyholders..................................      130.8       472.8
Short-term debt--Note 7.............................................      245.3       453.8
Long-term debt--Note 7..............................................      534.0       536.9
Income taxes--Note 5................................................      428.8       161.8
Other liabilities...................................................    2,600.7     2,551.2
Closed block liabilities--Note 6....................................   12,035.9          --
Separate accounts liabilities.......................................   26,454.8    28,047.6
                                                                      ---------   ---------
  Total Liabilities.................................................   82,074.6    79,741.7
Minority interest--Note 8...........................................      290.3        93.5
Commitments and contingencies--Note 11
Shareholder's Equity--Note 12
Common stock, $10,000 par value; 1,000 shares authorized
 and outstanding....................................................       10.0          --
Additional paid in capital..........................................    4,998.9          --
Retained earnings...................................................      330.1     4,782.9
Accumulated other comprehensive income (loss).......................       76.9       (29.7)
                                                                      ---------   ---------
  Total Shareholder's Equity........................................    5,415.9     4,753.2
                                                                      ---------   ---------
  Total Liabilities and Shareholder's Equity........................  $87,780.8   $84,588.4
                                                                      =========   =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME

                                                                                      Year Ended December 31,
                                                                                  ------------------------------
                                                                                    2000       1999       1998
                                                                                  --------   --------   --------
                                                                                          (in millions)
Revenues
Premiums........................................................................  $2,190.4   $2,411.3   $2,109.0
Universal life and investment-type product charges..............................     746.7      703.3      597.0
Net investment income--Note 3...................................................   3,251.0    3,568.5    3,328.0
Net realized investment gains, net of related amortization of deferred policy acquisition costs and amounts credited to participating pension
 contractholders ($6.0, $85.8 and $120.3, respectively)--Notes 1, 3, and 13.....      83.9      175.2      106.1
Investment management revenues, commissions and other fees......................     764.8      680.9      659.7
Other revenue (expense).........................................................     (13.9)       0.1       10.3
Contribution from the closed block--Note 6......................................     124.1         --         --
                                                                                  --------   --------   --------
  Total revenues................................................................   7,147.0    7,539.3    6,810.1
Benefits and expenses
Benefits to policyholders, excluding amounts related to net realized investment gains credited to participating pension contractholders
 ($6.9, $35.3, $79.1, respectively)--Notes 1, 3, and 13..........................  4,092.5    5,133.0    4,082.6
Other operating costs and expenses..............................................   1,507.7    1,384.4    1,357.8
Amortization of deferred policy acquisition costs, excluding amounts related to net realized investment gains (losses)
 (($0.9), $50.5 and $41.2, respectively)--Notes 1, 3 and 13.....................     183.8      164.2      261.2
Dividends to policyholders......................................................     157.3      501.6      473.2
Demutualization expenses........................................................      10.6       96.2       18.0
                                                                                  --------   --------   --------
  Total benefits and expenses...................................................   5,951.9    7,279.4    6,192.8
                                                                                  --------   --------   --------
Income before income taxes, minority interest and cumulative effect of
 accounting change..............................................................   1,195.1      259.9      617.3
Income taxes--Note 5............................................................     344.4       97.9      174.1
                                                                                  --------   --------   --------
Income before minority interest and cumulative
 effect of accounting change....................................................     850.7      162.0      443.2
Minority interest--Note 8.......................................................     (10.6)      (1.6)      (1.1)
                                                                                  --------   --------   --------
Income before cumulative effect of accounting change............................     840.1      160.4      442.1
Cumulative effect of accounting change, net of tax--Note 1......................        --       (9.7)        --
                                                                                  --------   --------   --------
Net income......................................................................  $  840.1   $  150.7   $  442.1
                                                                                  ========   ========   ========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

          CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                           AND COMPREHENSIVE INCOME


                                                                                  Accumulated
                                                          Additional                 Other          Total
                                                  Common   Paid In    Retained   Comprehensive   Shareholder's
                                                   Stock   Capital    Earnings   Income (Loss)      Equity
                                                  ------  ----------  --------   -------------   -------------
(in millions)
Balance at January 1, 1998.....................                       $4,190.1      $ 446.7         $4,636.8
Comprehensive income:
 Net income....................................                          442.1                         442.1
Other comprehensive income, net of tax:
 Net unrealized gains (losses).................                                      (148.6)          (148.6)
 Foreign currency translation adjustment.......                                        (6.0)            (6.0)
 Minimum pension liability.....................                                        (8.8)            (8.8)
                                                                                                    --------
Comprehensive income...........................                                                        278.7
                                                                      --------      -------         --------
Balance at December 31, 1998...................                        4,632.2        283.3          4,915.5
Comprehensive income:
 Net income....................................                          150.7                         150.7
Other comprehensive income, net of tax:
 Net unrealized gains (losses).................                                      (307.0)          (307.0)
 Foreign currency translation adjustment.......                                        16.9             16.9
 Minimum pension liability.....................                                       (22.9)           (22.9)
                                                                                                    --------
Comprehensive income...........................                                                       (162.3)
                                                                      --------      -------         --------
Balance at December 31, 1999...................                       $4,782.9      $ (29.7)        $4,753.2
                                                                      ========      =======         ========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

             CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
                 EQUITY AND COMPREHENSIVE INCOME--(CONTINUED)

                                                                               Accumulated
                                                      Additional                   Other          Total
                                              Common    Paid In    Retained    Comprehensive   Shareholder's
                                               Stock    Capital    Earnings    Income (Loss)       Equity
                                              ------  ----------  ----------  --------------   -------------
(in millions)
Balance at December 31, 1999................      --          --   $ 4,782.9      $(29.7)         $4,753.2
Demutualization transaction.................   $10.0    $4,956.4    (4,826.9)                        139.5
Comprehensive income:
 Net income before demutualization..........                            44.0                          44.0
 Net income after demutualization...........                           796.1                         796.1
                                                                   ---------                      --------
 Net income for the year....................                           840.1                         840.1
Other comprehensive income, net of tax:
 Net unrealized gains (losses)..............                                       122.0             122.0
 Foreign currency translation adjustment....                                       (19.1)            (19.1)
 Minimum pension liability..................                                         8.2               8.2
                                                                                  ------          --------
Comprehensive income........................                                                         951.2
Capital contributions from parent company...                42.5                                      42.5
Dividend paid to parent company.............                          (466.0)                       (466.0)
Minority interest...........................                                        (4.5)             (4.5)
                                               -----    --------   ---------      ------          --------
Balance at December 31, 2000................   $10.0    $4,998.9   $   330.1      $ 76.9          $5,415.9
                                               =====    ========   =========      ======          ========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                      Year Ended December 31,
                                                                                -----------------------------------
                                                                                  2000         1999         1998
                                                                                ---------   ----------   ----------
                                                                                          (in millions)
Cash flows from operating activities:
 Net income.................................................................    $   840.1   $    150.7   $    442.1
  Adjustments to reconcile net income to net cash provided by operating activities:
  Amortization of discount--fixed maturities................................       (121.8)       (77.9)       (55.6)
  Realized investment gains, net............................................        (83.9)      (175.2)      (106.1)
  Change in deferred policy acquisition costs...............................       (334.0)      (281.3)      (173.8)
  Depreciation and amortization.............................................         98.6         74.3         90.2
  Net cash flows from trading securities....................................       (147.5)       (16.2)         4.2
  (Increase) decrease in accrued investment income..........................        (70.0)      (116.3)        21.9
  Decrease in premiums and accounts receivable..............................          0.8         11.8        131.3
  Increase in other assets and other liabilities, net.......................       (546.4)      (218.7)      (427.4)
  Increase in policy liabilities and accruals, net..........................      1,776.9      2,253.6      1,347.4
  Loss on sale of subsidiaries..............................................           --         21.3           --
  Increase (decrease) in income taxes.......................................        434.6         (4.2)        16.6
  Initial cash transferred to the closed block..............................       (158.6)          --           --
  Contribution from the closed block........................................       (124.1)          --           --
                                                                                ---------   ----------   ----------
Net cash provided by operating activities...................................      1,564.7      1,621.9      1,290.8
Cash flows from investing activities:
  Sales of:
  Fixed maturities held-to-maturity.........................................           --         28.7          8.5
  Fixed maturities available-for-sale.......................................      4,896.8      9,824.0     21,079.2
  Equity securities available-for-sale......................................        742.9        182.7        249.2
  Real estate...............................................................         66.4      1,286.3        640.3
  Short-term investments and other invested assets..........................        101.9        764.4        926.3
Maturities, prepayments and scheduled redemptions of:
  Fixed maturities held-to-maturity.........................................      1,553.9      1,777.1      2,166.9
  Fixed maturities available-for-sale.......................................      1,394.2      1,880.3      2,162.3
  Short-term investments and other invested assets..........................        459.9        311.8         79.4
  Mortgage loans on real estate.............................................      1,429.9      1,509.0      1,849.8
Purchases of:
  Fixed maturities held-to-maturity.........................................     (1,860.8)    (2,715.1)    (2,428.5)
  Fixed maturities available-for-sale.......................................     (7,553.0)   (12,660.6)   (24,118.7)
  Equity securities available-for-sale......................................       (511.6)      (384.1)      (384.5)
  Real estate...............................................................        (46.0)      (197.2)      (152.0)
  Short-term investments and other invested assets..........................       (818.5)      (715.4)    (1,103.0)
  Mortgage loans on real estate issued......................................     (1,605.8)    (2,410.7)    (2,265.3)
 Cash received related to acquisition of business...........................        141.3           --           --
  Net cash received (paid) related to sale of subsidiaries..................        267.2       (206.5)          --
  Net cash paid for acquisition of subsidiary...............................           --       (200.4)          --
 Other, net.................................................................         22.8         (7.9)       (13.0)
                                                                                ---------   ----------   ----------
 Net cash used in investing activities......................................     (1,318.5)    (1,933.6)    (1,303.1)
                                                                                =========   ==========   ==========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                                 Year Ended December 31,
                                                                            ----------------------------------
                                                                              2000         1999        1998
                                                                            ---------   ----------  ----------
                                                                                      (in millions)
Cash flows from financing activities:
 Issuance of common stock.................................................  $    10.0          --           --
 Contribution from Parent.................................................    1,552.0
 Payments to eligible policyholders under Plan of Reorganization..........   (1,076.7)         --           --
 Dividend paid to parent company..........................................     (466.0)         --           --
 Proceeds from issuance of preferred stock................................         --   $    68.2           --
 Universal life and investment--type contract deposits....................    8,148.3     8,365.9    $ 8,214.8
 Universal life and investment-type contract maturities and withdrawals...   (7,158.8)   (8,144.0)    (7,204.1)
 Issuance of long-term debt...............................................       20.0         6.0         77.0
 Repayment of long-term debt..............................................      (73.2)      (15.5)      (298.1)
 Net (decrease) increase in commercial paper..............................     (158.3)      (30.5)        60.4
                                                                            ---------   ---------    ---------
  Net cash provided by financing activities...............................      797.3       250.1        850.0
                                                                            ---------   ---------    ---------
  Net increase (decrease) in cash and cash equivalents....................    1,043.5       (61.6)       837.7
Cash and cash equivalents at beginning of year............................    1,797.7     1,859.3      1,021.6
                                                                            ---------   ---------    ---------
Cash and cash equivalents at end of year..................................  $ 2,841.2   $ 1,797.7    $ 1,859.3
                                                                            =========   =========    =========

The accompanying notes are an integral part of these consolidated financial statement.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1--Summary of Significant Accounting Policies

     John Hancock Life Insurance Company (the Company), formerly known as John Hancock Mutual Life Insurance Company (the Mutual Company) and Subsidiaries, is a diversified financial services organization that provides a broad range of insurance and investment products and investment management and advisory services.

  Reorganization and Initial Public Offering

     In connection with the Mutual Company's Plan of Reorganization (the Plan), effective February 1, 2000, the Mutual Company converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly-owned subsidiary of John Hancock Financial Services, Inc. (JHFS or the parent company), which is a holding company. All policyholder membership interests in the Mutual Company were extinguished on that date and eligible policyholders of the Mutual Company received, in the aggregate, 212.8 million shares of common stock, $1,438.7 million of cash and $43.7 million policy credits as compensation. In addition, the Company established a closed block, to fund the guaranteed benefits and dividends of certain participating insurance policies. In connection with the Plan, the Mutual Company changed its name to John Hancock Life Insurance Company.

     In addition, on February 1, 2000, JHFS completed its initial public offering (IPO) in which 102.0 million shares of common stock were issued at a price of $17.00 per share. Net proceeds from the IPO were $1,657.7 million, of which $105.7 million was retained by JHFS and $1,552.0 million was contributed to the Company.

  Principles of Consolidation

     The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries. Less than majority-owned entities in which the Company has at least a 20% interest are accounted for using the equity method. All significant intercompany transactions and balances have been eliminated.

     As of October 1, 2000, the Company sold 100% of the common stock of John Hancock Reassurance Company Ltd. (JHReCO), a Bermuda based subsidiary, to JHFS for cash of $44.9 million. The sale has been accounted for as a de-pooling of interests, and accordingly all prior period consolidated financial statements have been restated to exclude the results of operations, financial position, and cash flows of JHReCO from the Company's financial statements. No gain or loss was recognized on the transaction.

     The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

  Investments

     In accordance with the provisions of Statement of Financial Accounting Standards (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities", the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and redeemable preferred stock and are classified as held-to-maturity or available-for-sale. Bonds and mortgage-backed securities which the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholders and applicable taxes. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1--Summary of Significant Accounting Policies (continued)

     For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date, and anticipated future payments and any resulting adjustment is included in net investment income.

     Equity securities include common stock and non-redeemable preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities which the Company has classified as available-for-sale, unrealized gains and losses are reflected in shareholder's equity as described above. Impairments in value deemed to be other than temporary are reported as a component of realized investment gains (losses). Gains and losses, both realized and unrealized, on equity securities classified as trading are included in net investment income.

     Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or on the collateral value of the loan if the loan is collateral dependent. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of realized investment gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is collateral value. Foreclosed real estate is then recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

     Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of realized investment gains (losses).

     Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any change to the valuation allowance for real estate to be disposed of is reported as a component of realized investment gains (losses). The Company does not depreciate real estate to be disposed of. During 1998, the Company made a strategic decision to sell the majority of its commercial real estate portfolio. Properties with a carrying value of $43.7 million, $979.7 million and $512.0 million were sold in 2000, 1999 and 1998, respectively. As of December 31, 2000, the plan to divest the Company of the majority of its commercial real estate portfolio is substantially complete.

     Policy loans are carried at unpaid principal balances which approximate fair value.

     Short-term investments are carried at amortized cost.

     Partnership and joint venture interests in which the Company does not have control or a majority ownership interest are recorded using the equity method of accounting and included in other invested assets.

     Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs and amounts credited to participating pension contractholder accounts.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1--Summary of Significant Accounting Policies (continued)

  Derivative Financial Instruments

     The Company uses futures contracts, interest rate swap, cap and floor agreements, swaptions and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, and foreign exchange rate fluctuations, and to manage duration mismatch of assets and liabilities. The Company also uses equity collar agreements to reduce its exposure to market fluctuations in certain equity securities.

     The Company uses futures contracts principally to hedge risks associated with interest rate fluctuations on sales of guaranteed investment contracts and funding agreements. Futures contracts represent commitments to either purchase or sell securities at a specified future date and at a specified price or yield.

     The Company uses interest rate swap, cap and floor agreements and swaptions for the purpose of converting the interest rate characteristics (fixed or variable) of certain investments to more closely match its liabilities. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. Interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal) to hedge against rising and falling interest rates. Swaptions entitle the Company to receive settlement payments from other parties on specified expiration dates, contingent on future interest rates. The amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount.

     Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates.

     The Company invests in common stock that is subject to fluctuations from market value changes in stock prices. The Company sometimes seeks to reduce its market exposure to such holdings by entering into equity collar agreements. A collar consists of a call option that limits the Company's potential for gain from appreciation in the stock price as well as a put option that limits the Company's potential for loss from a decline in the stock price.

     Futures contracts are carried at fair value and require daily cash settlement. Changes in the fair value of futures contracts that qualify as hedges are deferred and recognized as an adjustment to the hedged asset or liability.

     The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income. The related amounts due to or from counterparties are included in accrued investment income receivable or payable.

     Premiums paid for interest rate cap and floor agreements and swaptions are deferred and amortized to net investment income on a straight-line basis over the term of the agreements. The unamortized premium is included in other assets. Amounts earned on interest rate cap and floor agreements and swaptions are recorded as an adjustment to net investment income. Settlements received on swaptions are deferred and amortized over the life of the hedged assets as an adjustment to yield.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1--Summary of Significant Accounting Policies (continued)

     Interest rate swap, cap and floor agreements, swaptions and currency rate swap agreements which hedge instruments designated as available-for-sale are adjusted to fair value with the resulting unrealized gains and losses, net of related taxes, included in shareholder's equity. The net unrealized gain (losses) on derivatives hedging available-for-sale instruments included in shareholder's equity was ($181.2) million, $86.1 million, and ($128.1) million, at December 31, 2000, 1999 and 1998, respectively. The change in net unrealized gain (losses) for derivatives recorded as part of other comprehensive income for the years ended December 31, 2000, 1999 and 1998 was ($267.3) million, $214.2 million, and ($68.4) million, respectively. The fair value of those derivatives used to hedge items other than available-for-sale instruments is not recognized in the financial statements.

     Equity collar agreements are carried at fair value and are included in other invested assets, with the resulting unrealized gains and losses included in realized investment gains (losses).

     Hedge accounting is applied after the Company determines that the items to be hedged expose it to interest or price risk, designates these financial instruments as hedges and assesses whether the instruments reduce the hedged risks through the measurement of changes in the value of the instruments and the items being hedged at both inception and throughout the hedge period.

     From time to time, futures contracts, interest rate swaps, cap and floor agreements, swaptions and currency rate swap agreements are terminated. If the terminated position was accounted for as a hedge, realized gains or losses are deferred and amortized over the remaining lives of the hedged assets or liabilities. Realized and unrealized changes in fair value of derivatives designated with items that no longer exist or are no longer probable of occurring are recorded as a component of the gain or loss arising from the disposition of the designated item or included in income when it is determined that the item is no longer probable of occurring. Changes in the fair value of derivatives no longer effective as hedges are recognized in income from the date the derivative becomes ineffective until their expiration.

  Revenue Recognition

     Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

     Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

     Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

     Premiums from long-term care insurance contracts are recognized as income when due. Premiums from group life and health insurance contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

     Property and casualty insurance premiums are recognized as earned over the terms of the contracts.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1--Summary of Significant Accounting Policies (continued)

     Investment advisory, transfer agent, distribution and service fees are recognized as revenues when services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income in the year received. Selling commissions paid to the selling broker/dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods not exceeding six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

  Future Policy Benefits and Policyholders' Funds

     Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 2.5% to 8.0%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

     For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.5% to 8.0% for life insurance liabilities, from 2.0% to 14.2% for individual annuity liabilities and from 2.0% to 12.6% for group annuity liabilities.

     Policyholders' funds for universal life and investment-type products, including guaranteed investment contracts and funding agreements, are equal to the policyholder account values before surrender charges. As of December 31, 2000, the Company had approximately $6.3 billion of funding agreements, none of which contains early termination provisions. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 9.0% for universal life products and from 4.6% to 16.0% for investment-type products.

     Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management. Interest rates used in establishing such liabilities range from 6.0% to 8.5%.

     Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

     Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1--Summary of Significant Accounting Policies (continued)

     Property and casualty reserves include loss reserve estimates based on claims reported and unreported and estimates of future expenses to be incurred in settlement of the claims provided for in the loss reserves estimates. These liabilities include estimates of future trends in claim severity and frequency and other factors that could vary as the losses are ultimately settled. During 1999, the Company sold the rest of its property and casualty business.

  Participating Insurance

     Participating business represents approximately 86.3%, 88.1%, and 87.7% of the Company's life insurance in force, 97.9%, 98.3%, and 98.4% of the number of life insurance policies in force, and 99.6%, 97.4%, and 97.3% of life insurance premiums in 2000, 1999 and 1998, respectively.

     The portion of earnings allocated to participating pension contractholders that cannot be expected to inure to the Company is excluded from net income and shareholder's equity.

     The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company. For policies included in the closed block, expense experience is not included in determining policyholders' dividends.

  Deferred Policy Acquisition Costs

     Costs that vary with, and are related primarily to, the production of new business have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. For participating traditional life insurance policies, such costs are being amortized over the life of the contracts at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the contracts. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance contracts and investment-type products, such costs are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges and investment results, and mortality and expense margins. The effects on the amortization of deferred policy acquisition costs of revisions to estimated gross margins and profits are reflected in earnings in the period such estimated gross margins and profits are revised. For non-participating term life and long-term care insurance products, such costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. Amortization expense was $182.9 million, $214.7 million, and $302.4 million in 2000, 1999 and 1998, respectively.

     Amortization of deferred policy acquisition costs is allocated to: (1) realized investment gains and losses for those products that realized gains and losses have a direct impact on the amortization of deferred policy acquisition costs; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the deferred policy acquisition cost asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and
(3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1--Summary of Significant Accounting Policies (continued)

     Realized investment gains and losses related to certain products have a direct impact on the amortization of deferred policy acquisition costs as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from realized gains and losses, management believes that presenting realized investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

Cash and Cash Equivalents

     Cash and cash equivalents include cash and all highly liquid debt investments with a maturity of three months or less when purchased.

  Goodwill and Value of Business Acquired

     The excess of cost over the fair value of the net assets of businesses acquired was $228.6 million and $155.3 million at December 31, 2000 and 1999, respectively, and is included in other assets in the consolidated balance sheets. Goodwill is amortized on systematic bases over periods not exceeding 40 years, which correspond with the benefits estimated to be derived from the acquisitions. Accumulated amortization was $63.6 million and $43.3 million at December 31, 2000 and 1999, respectively. Amortization expense included in other operating costs and expenses was $20.3 million, $9.7 million, and $9.1 million, in 2000, 1999 and 1998, respectively. The Company reevaluates the recoverability of recorded goodwill based on the undiscounted cash flows of the related business whenever significant events or changes indicate an impairment may exist. If the undiscounted cash flows do not support the amount recorded, an impairment is recognized by a charge to current operations to reduce the carrying value of the goodwill based on the expected discounted cash flows of the related business.

     The Company records an asset representing the present value of future profits of insurance policies inforce related to the businesses acquired. This asset is recorded as the value of business acquired (VOBA) and amounted to $340.0 million and $112.4 million at December 31, 2000 and 1999, respectively, and is included in other assets in the consolidated financial statements. VOBA is amortized in proportion to the present value of expected gross profits. Amortization expense included in other operating costs and expenses was $4.9 million, $1.3 million and $1.7 million in 2000, 1999 and 1998 respectively.

     On October 1, 1999, The Maritime Life Assurance Company (Maritime), an indirect majority owned subsidiary of the Company, completed its purchase of Aetna Canada Holdings Limited (Aetna Canada) for approximately $296 million. On March 1, 2000, the Company acquired the individual long-term care insurance business of Fortis, Inc. (Fortis) through a coinsurance agreement for approximately $165 million. The acquisitions were recorded under the purchase method of accounting and, accordingly, the operating results have been included in the Company's consolidated results of operations from the applicable date of acquisition. Each purchase price was allocated to the assets acquired and the liabilities assumed based on estimated fair values, with the excess of the applicable purchase price over the estimated fair values recorded as goodwill. The goodwill calculation related to the Fortis acquisition is preliminary and further refinements might be necessary and are expected to be finalized in 2001. The unaudited pro forma revenues and net income, assuming that the acquisition of Aetna Canada had occurred at the beginning of 1999, were $7,899.2 million and $158.4 million, respectively, for the year ended December 31, 1999. The pro forma results, assuming the acquisition of Fortis had taken place as of the beginning of 2000 and 1999, respectively, would not be materially different from the reported results.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1--Summary Of Significant Accounting Policies (continued)

 Separate Accounts

  Separate accounts assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Investment income and investment gains and losses generally accrue directly to such contractholders who bear the investment risk, subject in some cases to minimum guaranteed rates. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and realized investment gains and losses of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

 Reinsurance

  The Company utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

  Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

 Federal Income Taxes

  The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates.

 Foreign Currency Translation

  The assets and liabilities of operations in foreign currencies are translated into United States dollars at current exchange rates. Revenues and expenses are translated at average rates during the year. The resulting net translation adjustments for each year are accumulated and included in shareholder's equity. Gains or losses on foreign currency transactions are reflected in earnings.

 Severance

  In 1999, the Company initiated a restructuring plan to reduce costs and increase future operating efficiency by consolidating portions of its operations. The plan consists primarily of reducing staff in the home office and terminating certain operations outside the home office.

  In connection with the restructuring plan, approximately 391 employees have been or will be terminated. These employees are or have been associated with operations in our Boston office and outside the home office. As of December 31, 2000, the liability for employee termination costs included in other liabilities was $20.6 million. Employee termination costs, included in other operating costs and expenses, were $18.8 million and $26.3 million for the years ended December 31, 2000 and 1999, respectively. Of the total number of employees affected, approximately 364 have been terminated, having received benefit payments of approximately $24.5 million.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1--Summary of Significant Accounting Policies (continued)

 Accounting Changes

  In December 2000, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and Certain Long-Duration Participating Contracts." The SOP, which was adopted with respect to accounting for demutualization expenses by the Company on December 15, 2000, requires that demutualization related expenses be classified as a single line item within income from continuing operations and should not be classified as an extraordinary item. The adoption of SOP 00-3 resulted in the reclassification of demutualization expenses previously recorded as an extraordinary item in 1999 and 1998 of $93.6 million and $11.7 million, respectively (net of tax of $2.6 million and $6.3 million, respectively). The remaining provisions of this SOP, which will require (1) the inclusion of all closed block activity together with all other assets, liabilities, revenues and expenses and (2) recognition of a policyholder dividend obligation that represents cumulative actual closed block earnings in excess of expected periodic amounts calculated at the date of the demutualization, are effective no later than December 31, 2001. See Note 6 for a summary description of the closed block assets, liabilities, revenues and expenses, which do not include the policyholder dividend obligation that will be required in 2001. The Company currently is evaluating the effect that establishing the policyholder dividend obligation will have on its results of operations and financial position. That impact is not known at this time.

  In April 1998, the AICPA issued SOP 98-5, "Reporting the Costs of Start-Up Activities." The SOP, which was adopted by the Company on January 1, 1999, requires that start-up costs capitalized prior to January 1, 1999 be written-off and any future start-up costs be expensed as incurred. The adoption of SOP 98-5 resulted in a charge to operations of $9.7 million (net of tax of $5.9 million) and was accounted for as a cumulative effect of an accounting change.

  In March 1998, the Accounting Standards Executive Committee of the AICPA issued SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." SOP 98-1 provides guidance for determining whether computer software is for internal use and when costs incurred for internal use software are to be capitalized. SOP 98-1 was adopted by the Company on January 1, 1999. The adoption of SOP 98-1 did not have a material impact on the Company's consolidated financial statements.

  SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk," provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk under a method referred to as deposit accounting. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. SOP 98-7 did not have a material impact on the Company's consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1--Summary Of Significant Accounting Policies (continued)

 Recent Accounting Pronouncements

  In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement 133." This Statement amends SFAS No. 133 to defer its effective date for one year, to fiscal years beginning after June 15, 2000. In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities--an amendment of SFAS No. 133." This Statement makes certain changes in the hedging provisions of SFAS No. 133, and is effective concurrent with SFAS No. 133. As amended, SFAS No. 133 requires all derivatives to be recognized on the balance sheet at fair value, and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. Special accounting for qualifying hedges provides for matching the timing of gain or loss recognition on the hedging instrument with the recognition of the corresponding changes in value of the hedged item. If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in the fair value of the hedged assets, liabilities or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be recognized immediately in earnings and will be included in net realized and other investment gains. As a result, such amounts will not be included in the determination of the Company's segment after tax operating income.

  The adoption of SFAS No. 133, as amended, will result in an increase in other comprehensive income of $58.8 million (net of tax of $31.7 million) as of January 1, 2001 that will be accounted for as the cumulative effect of an accounting change. In addition, the adoption of SFAS No. 133, as amended, will result in a charge to operations of $26.2 million (net of tax of $14.1 million) as of January 1, 2001, that will be accounted for as the cumulative effect of an accounting change. The Company believes that its current risk management philosophy will remain largely unchanged after adoption of the Statement.

   SFAS No. 133, as amended, precludes the designation of held-to-maturity fixed maturity investment securities as hedged items in hedging relationships where the hedged risk is interest rate risk. As a result, in connection with the adoption of the Statement and consistent with the provisions of the Statement, on January 1, 2001, the Company will reclassify approximately $12.1 billion of its held-to-maturity fixed maturity investment portfolio to the available-for-sale category. This will result in an additional increase in other comprehensive income of $178.6 million (net of tax of $96.2 million) as of January 1, 2001.

  In September 2000, the FASB issued SFAS No 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." The Statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. Those standards are based on consistent application of a financial components approach that focuses on control. Under that approach, after a transfer of financial assets, the Company recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. The Statement provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. The Statement is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 1--Summary of Significant Accounting Policies (continued)

  In December 1999, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin 101 (SAB 101), "Revenue Recognition in Financial Statements." SAB 101 clarifies the SEC staff's views on applying generally accepted accounting principles to revenue recognition in financial statements. In March 2000, the SEC issued an amendment, SAB 101A, which deferred the effective date of SAB 101. In June 2000, the SEC issued a second amendment, SAB 101B, which deferred the effective date of SAB 101 to no later than the fourth fiscal quarter of fiscal years beginning after December 15, 1999. The Company adopted SAB 101 in the fourth quarter of fiscal 2000. The adoption of SAB 101 did not have a material impact on the Company's results of operation or financial position.

 Codification

  In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiaries will use to prepare their statutory-basis financial statements. The states of domicile of the Company and its domestic life insurance subsidiaries have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification will be reported as an adjustment to surplus as of January 1, 2001. Management believes that, although the implementation of Codification will have a negative impact on the Company and its domestic life insurance subsidiaries' statutory-basis capital and surplus, the Company and its domestic subsidiaries will remain in compliance with all regulatory and contractual obligations.

Note 2-- Transactions with Parent

  The Company provides JHFS with personnel, property and facilities in carrying out certain of its corporate functions. The Company annually determines a fee for these services and facilities based on a number of criteria. The amount of the service fee charged to JHFS was $19.8 million in 2000.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 -- Investments

  The following information summarizes the components of net investment income and realized investment gains, net:

                                                 Year Ended December 31,
                                              ------------------------------
                                                2000       1999        1998
                                              ---------  ---------  -----------
                                                      (in millions)
Net Investment Income
 Fixed maturities............................ $2,281.6   $2,495.5    $2,207.5
 Equity securities...........................     50.3       62.6        18.7
 Mortgage loans on real estate...............    742.1      831.7       781.2
 Real estate.................................     97.1      158.4       415.7
 Policy loans................................     24.5      109.8       111.9
 Short-term investments......................    146.1       92.3        45.3
 Other.......................................    183.0      165.3       181.3
                                              --------   --------    --------
 Gross investment income.....................  3,524.7    3,915.6     3,761.6
  Less investment expenses...................    273.7      347.1       433.6
                                              --------   --------    --------
  Net investment income...................... $3,251.0   $3,568.5    $3,328.0
                                              ========   ========    ========
Net Realized Investment Gains (Losses), Net
 of Related Amortization of Deferred Policy
 Acquisition Costs and Amounts Credited to
 Participating Pension Contractholders
 Fixed maturities............................ $ (128.6)  $  (34.5)   $  110.3
 Equity securities...........................    204.7      113.5       115.2
 Mortgage loans on real estate and real
  estate.....................................    (13.1)     143.5       (15.6)
 Derivatives and other invested assets.......     26.9       38.5        16.5
 Amortization adjustment for deferred policy
  acquisition costs..........................      0.9      (50.5)      (41.2)
 Amounts credited to participating pension
  contractholders............................     (6.9)     (35.3)      (79.1)
                                              --------   --------    --------
 Net realized investment gains, net of
  related amortization of deferred
  policy acquisition costs and amounts
  credited to participating
  pension contractholders.................... $   83.9   $  175.2    $  106.1
                                              ========   ========    ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 -- Investments (continued)

  Gross gains of $308.7 million in 2000, $192.3 million in 1999, and $267.8 million in 1998, and gross losses of $123.6 million in 2000, $176.8 million in 1999, and $92.9 million in 1998, were realized on the sale of available-for-sale securities.

  The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below:

                                                                    Gross       Gross
                                                       Amortized  Unrealized  Unrealized     Fair
                                                         Cost       Gains       Losses       Value
                                                       ---------  ----------  ----------  -----------
                                                                      (in millions)
December 31, 2000
Held-to-Maturity:
Corporate securities.................................  $10,691.1   $  459.2     $665.7     $10,484.6
Mortgage-backed securities...........................    1,104.2       10.3       48.2       1,066.3
Obligations of states and political subdivisions.....       87.7        3.0        0.7          90.0
Debt securities issued by foreign governments........        5.6        4.7         --          10.3
                                                       ---------   --------     ------     ---------
 Total...............................................  $11,888.6   $  477.2     $714.6     $11,651.2
                                                       =========   ========     ======     =========
Available-for-Sale:
Corporate securities.................................  $10,793.5   $  485.5     $415.6     $10,863.4
Mortgage-backed securities...........................    3,430.4       82.2       25.2       3,487.4
Obligations of states and political subdivisions.....       24.8        1.7         --          26.5
Debt securities issued by foreign governments........    1,354.1      112.3       12.7       1,453.7
U.S. Treasury securities and obligations of U.S
 government corporations and agencies................      187.5        5.3        0.3         192.5
                                                       ---------   --------     ------     ---------
 Total fixed maturities..............................   15,790.3      687.0      453.8      16,023.5
Equity securities....................................      830.6      360.0       95.7       1,094.9
                                                       ---------   --------     ------     ---------
  Total..............................................  $16,620.9   $1,047.0     $549.5     $17,118.4
                                                       =========   ========     ======     =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 -- Investments (continued)

                                                                    Gross       Gross
                                                       Amortized  Unrealized  Unrealized     Fair
                                                         Cost       Gains       Losses       Value
                                                       ---------  ----------  ----------  -----------
                                                                      (in millions)
December 31, 1999
Held-to-Maturity:
Corporate securities.................................  $12,523.0    $390.3      $680.3     $12,233.0
Mortgage-backed securities...........................    1,188.4       5.0        68.5       1,124.9
Obligations of states and political subdivisions.....       59.7       1.8         4.4          57.1
Debt securities issued by foreign governments........        5.0       5.0          --          10.0
U.S. Treasury securities and obligations of U.S
 government corporations and agencies................       14.1        --         0.4          13.7
                                                       ---------    ------      ------     ---------
 Total...............................................  $13,790.2    $402.1      $753.6     $13,438.7
                                                       =========    ======      ======     =========
Available-for-Sale:
Corporate securities.................................  $11,103.0    $304.0      $431.1     $10,975.9
Mortgage-backed securities...........................    4,168.5      18.6       109.9       4,077.2
Obligations of states and political subdivisions.....       68.9       5.0          --          73.9
Debt securities issued by foreign governments........    1,519.2      79.0        49.1       1,549.1
U.S. Treasury securities and obligations of U.S
 government corporations and agencies................      291.3       1.6         9.8         283.1
                                                       ---------    ------      ------     ---------
 Total fixed maturities..............................   17,150.9     408.2       599.9      16,959.2
Equity securities....................................    1,086.2     305.9       161.9       1,230.2
                                                       ---------    ------      ------     ---------
 Total...............................................  $18,237.1    $714.1      $761.8     $18,189.4
                                                       =========    ======      ======     =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 -- Investments (continued)

  The amortized cost and fair value of fixed maturities at December 31, 2000, by contractual maturity, are shown below:

                                                         Amortized     Fair
                                                           Cost        Value
                                                         ---------  -----------
                                                            (in millions)
Held-to-Maturity:
Due in one year or less...............................   $   901.6   $   919.4
Due after one year through five years.................     3,332.4     3,396.6
Due after five years through ten years................     3,080.9     3,144.0
Due after ten years...................................     3,469.5     3,124.9
                                                         ---------   ---------
                                                          10,784.4    10,584.9
Mortgage-backed securities............................     1,104.2     1,066.3
                                                         ---------   ---------
 Total................................................   $11,888.6   $11,651.2
                                                         =========   =========
Available-for-Sale:
Due in one year or less...............................   $   567.0   $   575.6
Due after one year through five years.................     3,363.0     3,356.3
Due after five years through ten years................     3,798.5     3,758.2
Due after ten years...................................     4,631.4     4,846.0
                                                         ---------   ---------
                                                          12,359.9    12,536.1
Mortgage-backed securities............................     3,430.4     3,487.4
                                                         ---------   ---------
 Total................................................   $15,790.3   $16,023.5
                                                         =========   =========

  Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

  The sale of fixed maturities held-to-maturity relate to certain securities, with amortized cost of $24.3 million and $8.5 million for the years ended December 31, 1999 and 1998, respectively, which were sold due to a significant decline in the issuers' credit quality or as part of the sale of our property and casualty operations in 1999. The related net realized gains on the sales were $0.9 million in 1999. There were no such gains in 1998.

  The change in net unrealized gains (losses) on trading securities that has been included in earnings during 2000, 1999 and 1998 amounted to $7.9 million, $15.4 million, and ($6.6) million, respectively.

  The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2000 and 1999, $87.1 million and $278.1 million, respectively, of the Company's bonds and stocks, at market value, were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. The market value of the loaned securities is monitored on a daily basis, and the Company obtains additional collateral when deemed appropriate.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 -- Investments (continued)

  For 2000, 1999 and 1998, investment results passed through to participating pension contractholders as interest credited to policyholders' account balances amounted to $162.3 million, $170.8 million, and $178.1 million, respectively.

  Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

  Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below. Included in deductions in 2000 are $13.5 million of allowances for probable losses on mortgage loans transferred to the closed block.

                                                            Balance at                         Balance at
                                                            Beginning                            End of
                                                            of Year     Additions  Deductions     Year
                                                            ----------- ---------  ----------  ------------
                                                                            (in millions)
Year ended December 31, 2000
 Mortgage loans on real estate..........................   $110.4        $  5.4       $ 45.8       $ 70.0
 Real estate to be disposed of..........................     58.1          17.1         31.7         43.5
                                                           ------        ------       ------       ------
 Total..................................................   $168.5        $ 22.5       $ 77.5       $113.5
                                                           ======        ======       ======       ======
Year ended December 31, 1999
 Mortgage loans on real estate..........................    $111.0        $ 39.3       $ 39.9       $110.4
 Real estate to be disposed of..........................     112.0          22.5         76.4         58.1
                                                            ------        ------       ------       ------
 Total..................................................    $223.0        $ 61.8       $116.3       $168.5
                                                            ======        ======       ======       ======
Year ended December 31, 1998
 Mortgage loans on real estate..........................    $127.3        $ 15.9       $ 32.2       $111.0
 Real estate to be disposed of..........................      25.5          97.0         10.5        112.0
                                                            ------        ------       ------       ------
 Total..................................................    $152.8        $112.9       $ 42.7       $223.0
                                                            ======        ======       ======       ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 -- Investments (continued)

  At December 31, 2000 and 1999, the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                               December 31,
                                                             ----------------
                                                              2000      1999
                                                             -------  -------
                                                              (in millions)
Impaired mortgage loans on real estate with provision for
 losses....................................................  $ 57.6    $147.1
Provision for losses.......................................   (16.8)    (43.2)
                                                             ------    ------
Net impaired mortgage loans on real estate.................  $ 40.8    $103.9
                                                             ======    ======

  The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                             Year Ended
                                                             December 31,
                                                       -----------------------
                                                        2000    1999     1998
                                                       ------  ------   ------
                                                           (in millions)
Average recorded investment in impaired loans........  $102.4  $137.9   $210.8
Interest income recognized on impaired loans.........     2.9     4.9      2.7

  The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

  Restructured commercial mortgage loans aggregated $68.3 million and $133.1 million as of December 31, 2000 and 1999, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                               Year Ended
                                                              December 31,
                                                           -------------------
                                                           2000  1999     1998
                                                           ----  -----   -----
                                                             (in millions)
Expected.................................................  $5.8  $12.0   $23.7
Actual...................................................   5.2    7.9    12.6

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 -- Investments (continued)

  At December 31, 2000, the mortgage portfolio was diversified by geographic region and specific collateral property type as displayed below:

                          Carrying     Geographic                  Carrying
Property Type              Amount      Concentration                Amount
-------------           -------------  -------------            ---------------
                        (in millions)                            (in millions)
Apartments...........     $2,082.4     East North Central....      $  907.8
Hotels...............        351.6     East South Central....         475.0
Industrial...........        784.3     Middle Atlantic.......       1,115.8
Office buildings.....      1,990.2     Mountain..............         312.6
Retail...............      1,284.3     New England...........         682.5
1-4 Family...........         71.8     Pacific...............       1,573.9
Mixed Use............        234.9     South Atlantic........       1,678.9
Agricultural.........      2,104.2     West North Central....         296.1
Other................        135.2     West South Central....         659.9
                                       Canada/Other..........       1,336.4
Allowance for losses.        (70.0)    Allowance for losses..         (70.0)
                          --------                                 --------
 Total...............     $8,968.9     Total.................      $8,968.9
                          ========                                 ========

  Mortgage loans with outstanding principal balances of $27.8 million, bonds with amortized cost of $117.1 million and real estate with a carrying value of $1.1 million were non-income producing for the year ended December 31, 2000.

  Depreciation expense on investment real estate was $9.5 million, $8.1 million, and $41.7 million in 2000, 1999, and 1998, respectively. Accumulated depreciation was $66.2 million and $60.5 million at December 31, 2000 and 1999, respectively.

  Investments in unconsolidated joint ventures and partnerships accounted for by using the equity method of accounting totaled $183.6 million and $201.7 million at December 31, 2000 and 1999, respectively. Total combined assets of these joint ventures and partnerships were $1,235.0 million and $1,134.2 million (consisting primarily of investments), and total combined liabilities were $313.0 million and $267.1 million (including $124.8 million and $133.2 million of non-recourse notes payable to banks) at December 31, 2000 and 1999, respectively. Total combined revenues and expenses of such joint ventures and partnerships were $1,908.4 million and $1,720.0 million, respectively, resulting in $188.4 million of total combined income from operations before income taxes in 2000. Total combined revenues of such joint ventures and partnerships were $346.7 million and $1,435.6 million, and total combined expenses were $145.2 million and $1,128.0 million, respectively, resulting in $201.5 million and $307.6 million of total combined income from operations before income taxes in 1999 and 1998, respectively. Net investment income on investments accounted for on the equity method totaled $143.8 million, $65.1 million and $70.0 million in 2000, 1999, and 1998, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

 Note 4 -- Derivatives

  The notional amounts, carrying values and estimated fair values of the Company's derivative instruments are as follows:

                             Number of Contracts/               Assets (Liabilities)
                                                     -----------------------------------------
                                Notional Amount               2000                  1999
                             ---------------------   ---------------------   -----------------
                                                      Carrying     Fair      Carrying    Fair
                               2000        1999        Value       Value      Value      Value
                             ----------  ----------  ----------  ----------  --------  ----------
                                                       (in millions)
Asset Hedges:
  Futures contracts to
  sell securities........       5,874      19,288     $ (17.6)    $ (17.6)    $32.2     $  32.2
  Interest rate swap
  agreements
   Notional..............    $6,896.1    $5,824.0      (178.2)     (290.4)     82.9        94.7
   Average fixed
   rate-paid.............        6.90%       6.91%         --          --        --          --
   Average float
   rate-received.........        6.67%       6.06%         --          --        --          --
  Interest rate cap
  agreements.............    $   42.2    $   80.0         0.1         0.1       0.2         0.2
  Interest rate
  swaption agreements....          30        30.0        (1.3)       (1.3)     (3.6)       (3.6)
  Currency rate swap
  agreements.............       515.0       541.0        11.4        11.4       9.1         9.1
  Equity collar
  agreements.............          --          --        11.7        11.7      53.0        53.0
Liability Hedges:
  Futures contracts to
  acquire
  securities.............         647       4,075         1.4         1.4      (0.9)       (0.9)
  Interest rate swap
  agreements
   Notional..............    $3,008.2    $3,780.0          --       114.3        --      (113.0)
   Average fixed
   rate-received.........        6.79%       6.97%         --          --        --          --
   Average float
   rate-paid.............        6.68%       6.06%         --          --        --          --
  Interest rate swaps
  (receive CMT rate).....    $  491.3    $  648.7          --        (5.2)       --         1.9
  Interest rate cap
  agreements.............       279.4       279.4         2.1         2.1       5.6         5.6
  Interest rate floor
  agreements.............     8,328.0       125.0        59.0        59.0       0.1         0.1
  Currency rate swap
  agreements.............     3,423.4     5,470.2          --      (473.0)       --       (57.4)


  Financial futures contracts are used principally to hedge risks associated with interest rate fluctuations on sales of guaranteed investment contracts and funding agreements. The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. The contract or notional amounts of the contracts represent the extent of the Company's involvement but not the future cash requirements, as the Company intends to close the open positions prior to settlement. The futures contracts expire in March 2001.

  The interest rate swap agreements expire in 2001 to 2029. The interest rate cap agreements expire in 2001 to 2007 and interest rate floor agreements expire in 2010. Interest rate swaption agreements expire in 2025. The currency rate swap agreements expire in 2001 to 2021. The equity collar agreements expire in 2003.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 4 -- Derivatives (continued)

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap and floor agreements, swaptions, and currency swap agreements and equity collar agreements are based on current settlement values. The current settlement values are based on quoted market prices, which utilize pricing models or formulas using current assumptions.

  The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

Note 5--Income Taxes

  The Company participates in the filing of a life/non-life consolidated federal income tax return. The life company sub-group includes four domestic life insurance companies (the Company, John Hancock Variable Life Insurance Company, Investors Partner Life Insurance Company and Investors Guaranty Life Insurance Company) and a Bermuda life insurance company (John Hancock Reassurance Company, Ltd.) that is treated as a U.S. company for federal income tax purposes. The non-life subgroup consists of John Hancock Financial Services, Inc., John Hancock Subsidiaries, Inc. and John Hancock International Holdings, Inc.

  In addition to taxes on operations, mutual life insurance companies are charged an equity base tax. As the Company was a mutual life insurance company for the entire year 1999, it is subject to the re-computation of its 1999 equity base tax liability in its 2000 tax return. The equity base tax is determined by application of an industry-based earnings rate to mutual companies' average equity base, as defined by the Internal Revenue Code. The industry earnings rate is determined by the Internal Revenue Service (IRS) and is not finalized until the subsequent year. The Company estimates its taxes for the current year based on estimated industry earnings rates and revises these estimates up or down when the earnings rates are finalized and published by the IRS in the subsequent year.

  Income before income taxes, minority interest and cumulative effect of accounting change includes the following:

                                                     Year Ended December 31,
                                                     ------------------------
                                                       2000     1999     1998
                                                     --------  ------  --------
                                                          (in millions)
Domestic...........................................  $1,125.5  $211.7   $585.1
Foreign............................................      69.6    48.2     32.2
                                                     --------  ------   ------
Income before income taxes, minority interest and
 cumulative effect of accounting change............  $1,195.1  $259.9   $617.3
                                                     ========  ======   ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 5--Income Taxes (continued)

  The components of income taxes were as follows:


                                                     Year Ended December 31,
                                                    ------------------------
                                                     2000     1999     1998
                                                    -------  -------  ------
                                                         (In millions)
Current taxes:
 Federal.......................................... $  18.1  $ (62.5)  $ 223.6
 Foreign..........................................     7.5      2.6       1.9
 State............................................    12.0      5.8       6.3
                                                   -------  -------   -------
                                                      37.6    (54.1)    231.8
Deferred taxes:
 Federal..........................................   284.7    137.7     (64.5)
 Foreign..........................................    23.1     15.4       7.7
 State............................................    (1.0)    (1.1)     (0.9)
                                                   -------  -------   -------
                                                     306.8    152.0     (57.7)
                                                   -------  -------   -------
Total income taxes................................ $ 344.4  $  97.9   $ 174.1
                                                   =======  =======   =======

     A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes, minority interest and cumulative effect of accounting change and the consolidated income tax expense charged to operations follows:

                                                       Year Ended December 31,
                                                      -------------------------
                                                        2000     1999     1998
                                                      --------  -------  ------
                                                            (in millions)
Tax at 35%                                            $ 418.2   $ 91.0   $216.1
Add (deduct):
 Equity base tax...................................     (46.0)    22.2    (19.9)
 Prior year taxes..................................      (0.3)     2.1      5.8
 Tax credits.......................................     (20.6)   (12.9)   (13.0)
 Foreign taxes.....................................       0.4      1.0      2.5
 Tax exempt investment income......................    (164.4)   (19.4)   (24.4)
 Non-taxable gain on sale of subsidiary............        --    (15.4)      --
 Disallowed demutualization expenses...............        --     31.1       --
 Other.............................................       9.1     (1.8)     7.0
                                                      -------   ------   ------
  Total income taxes...............................   $ 344.4   $ 97.9   $174.1
                                                      =======   ======   ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

     The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                               December 31,
                                                           ------------------
                                                             2000      1999
                                                           --------  --------
                                                              (in millions)
Deferred Tax Assets:
 Policy reserve adjustments............................... $  458.8  $  803.1
 Other postretirement benefits............................    149.4     151.1
 Book over tax basis of investments.......................    168.7     119.7
 Dividends payable to policyholders.......................    117.6     129.0
 Unearned premium.........................................     93.3      58.3
 Interest.................................................     38.3      38.3
 Other....................................................       --      67.0
                                                           --------  --------
  Total deferred tax assets...............................  1,026.1   1,366.5
                                                           --------  --------
Deferred Tax Liabilities:
 Deferred policy acquisition costs........................    777.6     805.1
 Depreciation.............................................    212.2     232.1
 Basis in partnerships....................................    109.8     159.2
 Market discount on bonds.................................     64.2      59.2
 Pension plan expense.....................................    114.6      82.5
 Capitalized charges related to mutual funds..............     56.9      71.8
 Unrealized gains.........................................    112.6      34.5
 Other....................................................     74.2        --
                                                           --------  --------
  Total deferred tax liabilities..........................  1,522.1   1,444.4
                                                           --------  --------
  Net deferred tax liabilities............................ $  496.0  $   77.9
                                                           ========  ========

     The Company received an income tax refund of $24.3 million, and made income tax payments of $86.2 million, and $158.8 million in 2000, 1999 and 1998, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 6--Closed Block

  Under the Plan, on February 1, 2000, the Company created a closed block for the benefit of policies included therein. The following tables set forth certain summarized financial information relating to the closed block as of the dates indicated:

                                                     December 31,   February 1,
                                                        2000          2000
                                                    ------------  -------------
Assets                                                    (in millions)
Investments
Fixed maturities:
 Held-to-maturity--at amortized cost
  (fair value: December 31--$2,327.4; February
  1--$2,259.6)...................................... $ 2,269.9      $ 2,270.7
 Available-for-sale--at fair value
  (cost: December 31--$2,378.7; February
  1--$2,275.1)......................................   2,353.0        2,199.2
Equity securities:
 Available-for-sale--at fair value (cost: December
  31--$5.3; February 1--$6.4).......................       6.3            3.4
Mortgage loans on real estate.......................   1,930.6        1,875.9
Policy loans........................................   1,540.6        1,561.2
Short-term investments..............................      62.1             --
Other invested assets...............................      40.7            5.3
                                                     ---------      ---------
  Total Investments.................................   8,203.2        7,915.7
Cash and cash equivalents...........................     305.6          158.6
Accrued investment income...........................     149.3          136.2
Premiums and accounts receivable....................      27.1            4.0
Deferred policy acquisition costs...................     947.3        1,062.5
Other assets........................................      77.5           66.0
                                                     ---------      ---------
 Total closed block assets.......................... $ 9,710.0      $ 9,343.0
                                                     =========      =========
Liabilities
Future policy benefits.............................. $ 9,910.5      $ 9,732.8
Policyholders' funds................................   1,459.5        1,885.4
Other liabilities...................................     665.9          500.1
                                                     ---------      ---------
 Total closed block liabilities..................... $12,035.9      $12,118.3
                                                     =========      =========


                                                             For the Period
                                                          February 1, through
                                                           December 31, 2000
                                                         ----------------------
Revenues................................................     (in millions)
  Premiums..............................................       $  865.0
  Net investment income.................................          591.6
  Realized investment gains, net........................           11.7
  Other expense.........................................           (0.6)
                                                               --------
   Total revenues.......................................        1,467.7
Benefits and Expenses
  Benefits to policyholders.............................          870.0
  Other operating costs and expenses....................          (10.0)
  Amortization of deferred policy acquisition costs.....           76.5
  Dividends to policyholders............................          407.1
                                                               --------
   Total benefits and expenses..........................        1,343.6
                                                               --------
   Contribution from the closed block...................       $  124.1
                                                               ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 6--Closed Block (continued)

  Gross losses of $7.2 million in 2000 were realized on sales of available-for-sale securities allocated to the closed block. There were no gross gains realized in 2000.

  Investments in held-to-maturity securities and available-for-sale securities allocated to the closed block are summarized below:


                                               Gross       Gross
                                  Amortized  Unrealized  Unrealized     Fair
                                    Cost        Grains     Losses      Value
                                  ---------  ----------  ----------    -----
December 31, 2000                                (in millions)
Held-to-Maturity:
Corporate securities............  $2,157.0     $94.6       $33.4     $2,218.2
Mortgage-backed securities......      98.3       1.2         4.8         94.7
Obligations of states and
 political subdivisions.........      14.6       0.1         0.2         14.5
                                  --------     -----       -----     --------
   Total........................  $2,269.9     $95.9       $38.4     $2,327.4
                                  ========     =====       =====     ========
Available-for-Sale:
Corporate securities............  $1,485.4     $42.8       $80.4     $1,447.8
Mortgage-backed securities......     784.9      14.5         8.5        790.9
Obligations of states and
 political subdivisions.........      11.3       0.4          --         11.7
Debt securities issued by
 foreign governments............      84.0       6.7         1.4         89.3
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies......      13.1       0.2          --         13.3
                                  --------     -----       -----     --------
Total fixed maturities..........   2,378.7      64.6        90.3      2,353.0
Equity securities...............       5.3       1.6         0.6          6.3
                                  --------     -----       -----     --------
  Total.........................  $2,384.0     $66.2       $90.9     $2,359.3
                                  ========     =====       =====     ========

  The amortized cost and fair value of fixed maturities at December 31, 2000, by contractual maturity, are shown below:


                                                          Amortized     Fair
                                                            Cost       Value
                                                          ---------  ----------
                                                               (in millions)
Held-to-Maturity:
Due in one year or less.................................. $  202.2    $  206.0
Due after one year through five years....................    803.6       821.2
Due after five years through ten years...................    587.1       614.1
Due after ten years......................................    578.7       591.4
                                                          --------    --------
                                                           2,171.6     2,232.7
Mortgage-backed securities...............................     98.3        94.7
                                                          --------    --------
 Total................................................... $2,269.9    $2,327.4
                                                          ========    ========
Available-for-Sale:
Due in one year or less.................................. $   64.5    $   66.0
Due after one year through five years....................    431.7       431.4
Due after five years through ten years...................    473.8       466.8
Due after ten years......................................    623.8       597.9
                                                          --------    --------
                                                           1,593.8     1,562.1
Mortgage-backed securities...............................    784.9       790.9
                                                          --------    --------
 Total................................................... $2,378.7    $2,353.0
                                                          ========    ========

  Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 6--Closed Block (continued)

     At December 31, 2000, the mortgage portfolio was diversified by geographic region and specific collateral property type as displayed below:

                          Carrying     Geographic                  Carrying
Property Type              Amount      Concentration                Amount
-------------              ------      -------------                ------
                        (in millions)                            (in millions)
Apartments.............   $  324.3     East North Central.....     $  201.1
Hotels.................       66.1     East South Central.....         58.5
Industrial.............      127.2     Middle Atlantic........        378.0
Office buildings.......      494.6     Mountain...............         92.1
Retail.................      350.4     New England............        162.0
1-4 Family.............         --     Pacific................        420.7
Mixed Use..............       41.8     South Atlantic.........        384.5
Agricultural...........      433.1     West North Central.....         74.9
Other..................      106.6     West South Central.....        162.7
                                       Canada/Other...........          9.6
Allowance for losses...      (13.5)    Allowance for losses...        (13.5)
                          --------                                 --------
 Total.................   $1,930.6      Total.................     $1,930.6
                          ========                                 ========

Note 7--Debt and Line of Credit (continued)

  Short-term and long-term debt consists of the following:

                                                                    December 31,
                                                                    ------------
                                                                   2000      1999
                                                                   ----      ----
                                                                    (in millions)
Short-term debt:
 Commercial paper............................................      $222.3    $380.6
 Current maturities of long-term debt........................        23.0      73.2
                                                                   ------    ------
Total short-term debt........................................       245.3     453.8
                                                                   ------    ------
Long-term Debt:
 Surplus notes, 7.38% maturing in 2024.......................       447.2     447.1
 Notes payable, interest ranging from 5.43% to 9.60%, due
  in varying amounts to 2005.................................       109.8     163.0
                                                                   ------    ------
Total long-term debt.........................................       557.0     610.1
Less current maturities......................................       (23.0)    (73.2)
                                                                   ------    ------
Long-term debt...............................................       534.0     536.9
                                                                   ------    ------
  Total debt.................................................      $779.3    $990.7
                                                                   ======    ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  The Company issues commercial paper primarily to take advantage of current investment opportunities, balance operating cash flows and existing commitments and meet working capital needs. The weighted average interest rate for outstanding commercial paper at December 31, 2000 and 1999 was 6.59% and 6.28%, respectively. The weighted average life for outstanding commercial paper at December 31, 2000 and 1999 was approximately 26 days and 11 days, respectively. Commercial paper borrowing arrangements are supported by a syndicated line of credit.

  The issuance of surplus notes was approved by the Commonwealth of Massachusetts Division of Insurance, and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner of the Commonwealth of Massachusetts Division of Insurance.

  At December 31, 2000, the Company had a syndicated line of credit with a group of banks totaling $1.0 billion, $500.0 million of which expires on August 2, 2001 and $500.0 million of which expires on August 3, 2005. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants, which were met at December 31, 2000. At December 31, 2000, the Company had no outstanding borrowings under the agreement.

  Aggregate maturities of long-term debt are as follows: 2001--$23.0 million; 2002--$38.0 million; 2003--$22.9 million; 2004--$6.0 million; 2005--$19.9 million and thereafter--$447.2 million.

  Interest expense on debt, included in other operating costs and expenses, was $63.4 million, $70.1 million, and $76.7 million in 2000, 1999 and 1998, respectively. Interest paid amounted to $63.4 million in 2000, $70.1 million in 1999, and $76.7 million in 1998.

Note 8--Minority Interest

  Minority interest relates to the portion of John Hancock Canadian Holdings Limited (JHCH) owned by JHFS and the preferred stock issued by Maritime, an indirect majority owned subsidiary of the Company.

  As of October 1, 2000, the Company sold 45% of the common stock of JHCH, the parent company of Maritime, to JHFS for cash of $222.3 million. No gain or loss was recognized on the transaction. For financial reporting purposes, the assets, liabilities, and earnings of JHCH are consolidated in the Company's financial statements. JHFS's interest in JHCH of $196.8 million as of December 31, 2000 and the related income attributable to the interest of $5.2 million in 2000 is reflected in Minority Interest in the consolidated balance sheets and statements of income. The Board of Directors of JHFS also has authorized the purchase of the remaining JHCH shares from the Company over time as well as the shares of certain other foreign subsidiaries.

  On November 19, 1999, Maritime issued $68.2 million of Non-Cumulative Redeemable Second Preferred Shares, Series 1 (Series 1 Preferred Shares) at a price of 25 Canadian dollars per share. Dividends on the Series 1 Preferred Shares are payable quarterly, through December 31, 2004, at a rate of 0.38125 Canadian dollars per share. Commencing on January 1, 2005, the Series 1 Preferred Shares dividends will be calculated by applying 25 Canadian dollars to the greater of one quarter of 90% of prime rate and 5.85%. The Series 1 Preferred Shares are nonvoting and redeemable at Maritime's sole option any time after December 31, 2004 at a price of 25.50 Canadian dollars plus all declared and unpaid dividends. In addition, shareholders as of December 31, 2004 have the option to convert their Series 1 Preferred Shares to Non-Cumulative Redeemable Second Preferred Shares, Series 2 (Series 2 Preferred Shares). The Series 2 Preferred Shares will have a dividend rate of not less than 95% of the yield of certain bonds of the Government of Canada.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  In 1986, Maritime issued $25.3 million of Series A Cumulative Redeemable Preferred Stock (Preferred Stock). Dividends on the Preferred Stock are payable quarterly at 18% of the average of two prime rates of two specified Canadian banks. The Preferred Stock is nonvoting and redeemable at Maritime's sole option at a price of 25 Canadian dollars per share.

Note 9--Reinsurance

  The effect of reinsurance on premiums written and earned was as follows:

                                                        2000                    1999                    1998
                                                ---------------------   ---------------------   ---------------------
                                                      Premiums                Premiums                Premiums
                                                ---------------------   ---------------------   ---------------------
                                                 Written     Earned      Written     Earned      Written      Earned
                                                ---------   ---------   ---------   ---------   ---------   ---------
                                                                            (in millions)
Life, Health and Annuity:
 Direct.....................................    $ 3,158.1   $ 3,157.4   $ 3,437.1   $ 3,435.2   $ 2,830.4    $ 2,828.4
 Assumed....................................        465.1       465.1       312.5       312.5       351.9        351.9
 Ceded......................................     (1,432.1)   (1,432.1)   (1,336.7)   (1,336.7)   (1,071.4)    (1,071.3)
                                                ---------   ---------   ---------   ---------   ---------    ---------
  Net life, health and annuity premiums.....      2,191.1     2,190.4     2,412.9     2,411.0     2,110.9      2,109.0
                                                ---------   ---------   ---------   ---------   ---------    ---------
Property and Casualty:
 Direct.....................................           --          --          --          --         0.4          7.1
 Assumed....................................           --          --         0.3         0.3          --          1.9
 Ceded......................................           --          --          --          --        (0.4)        (9.0)
                                                ---------   ---------   ---------   ---------   ---------    ---------
  Net property and casualty premiums........           --          --         0.3         0.3          --           --
                                                ---------   ---------   ---------   ---------   ---------    ---------
  Net premiums..............................    $ 2,191.1   $ 2,190.4   $ 2,413.2   $ 2,411.3   $ 2,110.9    $ 2,109.0
                                                =========   =========   =========   =========   =========    =========

  For the years ended December 31, 2000, 1999 and 1998, benefits to policyholders under life, health and annuity ceded reinsurance contracts were $734.5 million, $576.3 million, and $814.6 million, respectively.

  On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly owned subsidiary of WellPoint Health Networks, Inc. The business sold included the Company's group accident and health business and related group life business and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all of which were indirect wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  In connection with the coinsurance arrangement, the Company initially secured a $397.0 million letter of credit facility with a group of banks. Under the terms of the letter of credit facility agreement, the banks agreed to issue a letter of credit to the Company pursuant to which the Company may draw up to the amount of the letter of credit for any claims not satisfied by UNICARE under the coinsurance agreement after the Company has incurred the first $113.0 million of losses from such claims. The amount available pursuant to the letter of credit agreement and any letter of credit issued thereunder automatically will be reduced on a scheduled basis consistent with the anticipated runoff of liabilities related to the business reinsured under the coinsurance agreement. The letter of credit facility was reduced to $272.0 million effective March 1, 2000 and is scheduled to be reduced again to $127.0 million on March 1, 2001. The letter of credit and any letter of credit issued thereunder are scheduled to expire on March 1, 2002. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

  Through the Company's group health insurance operations, the Company entered into a number of reinsurance arrangements in respect of personal accident insurance and the occupational accident component of workers compensation insurance, a portion of which was originated through a pool managed by Unicover Managers, Inc. Under these arrangements, the Company both assumed risks as a reinsurer, and also passed 95% of these risks on to other companies. This business had originally been reinsured by a number of different companies, and has become the subject of widespread disputes. The disputes concern the placement of the business with reinsurers and recovery of the reinsurance. The Company is engaged in disputes, including a number of legal proceedings, in respect of this business. The risk to the Company is that other companies that reinsured the business from the Company may seek to avoid their reinsurance obligations. However, the Company believes that it has a reasonable legal position in this matter. During the fourth quarter of 1999 and early 2000, the Company received additional information about its exposure to losses under the various reinsurance programs. As a result of this additional information and in connection with global settlement discussions initiated in late 1999 with other parties involved in the reinsurance programs, during the fourth quarter of 1999 the Company recognized a charge for uncollectible reinsurance of $133.7 million, after tax, as its best estimate of its remaining loss exposure. The Company believes that any exposure to loss from this issue, in addition to amounts already provided for as of December 31, 2000, would not be material.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurers.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

  Note 10--Pension Benefit Plans and Other Postretirement Benefit Plans

  The Company provides pension benefits to substantially all employees and general agency personnel. These benefits are provided through both qualified defined benefit and defined contribution pension plans. In addition, through nonqualified plans, the Company provides supplemental pension benefits to employees with salaries and/ or pension benefits in excess of the qualified plan limits imposed by federal tax law. Pension benefits under the defined benefit plans are based on years of service and average compensation generally during the five years prior to retirement. Benefits related to the Company's defined benefit pension plans paid to employees and retirees covered by annuity contracts issued by the Company amounted to $102.2 million in 2000, $97.6 million in 1999, and $92.6 million in 1998. Plan assets consist principally of listed equity securities, corporate obligations and U.S. government securities.

  The Company's funding policy for qualified defined benefit plans is to contribute annually an amount in excess of the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA). This amount is limited by the maximum amount that can be deducted for federal income tax purposes. Because the qualified defined benefit plans are overfunded, no amounts were contributed to these plans in 2000 or 1999. The funding policy for nonqualified defined benefit plans is to contribute the amount of the benefit payments made during the year. The projected benefit obligation and accumulated benefit obligation for the non-qualified defined benefit pension plans, which are underfunded, for which accumulated benefit obligations are in excess of plan assets were $256.3 million, and $244.3 million, respectively, at December 31, 2000, and $257.4 million and $239.3 million, respectively, at December 31, 1999. Non-qualified plan assets, at fair value, were $0.8 million and $1.0 million at December 31, 2000 and 1999, respectively.

  Defined contribution plans include The Investment Incentive Plan and the Savings and Investment Plan. The expense for defined contribution plans was $10.2 million, $9.4 million, and $8.1 million, in 2000, 1999 and 1998, respectively.

  In addition to the Company's defined benefit pension plans, the Company has employee welfare plans for medical, dental, and life insurance covering most of its retired employees and general agency personnel.

  Substantially all employees may become eligible for these benefits if they reach retirement age while employed by the Company. The postretirement health care and dental coverages are contributory based on service for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on service.

  The Company's policy is to fund postretirement benefits in amounts at or below the annual tax qualified limits. As of December 31, 2000 and 1999, plan assets related to non-union employees were comprised of an irrevocable health insurance contract to provide future health benefits to retirees. Plan assets related to union employees were comprised of approximately 60% equity securities and 40% fixed income investments.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

     Note 10--Pension Benefit Plans and Other Postretirement Benefit Plans
                                  (continued)

  The changes in benefit obligation and plan assets related to the Company's qualified and nonqualified benefit plans are summarized as follows:

                                                                      Year Ended December 31,
                                                         --------------------------------------------------
                                                                                      Other Postretirement
                                                             Pension Benefits             Benefits
                                                         --------------------------   ---------------------
                                                           2000              1999       2000         1999
                                                         -------           --------   ---------   ---------
                                                                                (in millions)
Change in Benefit Obligation:
  Benefit obligation at beginning of year................    1,967.6       $1,839.8      $ 443.2    $ 441.1
  Service cost...........................................       36.8           35.7          7.8        7.5
  Interest cost..........................................      134.1          121.2         31.4       28.7
  Amendments.............................................      (10.3)          19.9           --         --
  Actuarial (gain) loss..................................     (136.8)          32.6         36.4       (4.7)
  Translation (gain) loss................................       (1.5)           2.1           --         --
  Benefits paid..........................................     (113.6)        (115.1)       (32.0)     (29.4
  Acquisition of subsidiary..............................         --           44.6          6.5         --
  Curtailment............................................         --          (13.2)          --         --
                                                           ---------       --------      -------    -------
  Benefit obligation at end of year......................    1,876.3        1,967.6        493.3      443.2
                                                           ---------       --------      -------    -------
CHANGE IN PLAN ASSETS:
  Fair value of plan assets at beginning of year..........   2,476.5        2,251.1        232.9      215.2
  Actual return on plan assets...........................      132.6          281.5          0.3       17.7
  Employer contribution..................................       12.6           11.5         35.5         --
  Benefits paid..........................................     (113.6)        (108.4)        (7.3)        --
  Translation (loss) gain................................       (2.3)           3.5           --         --
  Acquisition of subsidiary..............................         --           50.2           --         --
  Curtailment............................................         --          (12.9)          --         --
                                                           ---------       --------      -------    -------
  Fair value of plan assets at end of year...............    2,505.8        2,476.5        261.4      232.9
                                                           ---------       --------      -------    -------
Funded status............................................      629.5          508.9       (231.9)    (210.3)
Unrecognized actuarial gain..............................     (400.6)        (366.0)      (139.7)    (182.8)
Unrecognized prior service cost..........................       24.2           39.1         (1.4)      (1.6)
Unrecognized net transition asset........................       (6.3)         (11.8)          --         --
                                                           ---------       --------      -------    -------
Prepaid (accrued) benefit cost, net......................      246.8       $  170.2      $(373.0)   $(394.7)
                                                           =========       ========      =======    =======
Amounts recognized in balance sheet consist of:
   Prepaid benefit cost..................................      396.4       $  299.4
   Accrued benefit liability.............................     (243.5)        (238.9)
   Intangible asset......................................        6.0            7.9
   Accumulated other comprehensive income................       87.9          101.8
                                                           ---------       --------
Prepaid benefit cost, net................................      246.8       $  170.2
                                                           =========       ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 10--Pension Benefit Plans and Other Postretirement Benefit Plans
(continued)

  The assumptions used in accounting for the Company's qualified and nonqualified benefit plans were as follows:

                                                    Year Ended December 31,
                                              ---------------------------------
                                                                      Other
                                                 Pension         Postretirement
                                                 Benefits           Benefits
                                              --------------     --------------
                                              2000      1999     2000      1999
                                              ----      ----     ----      ----
Discount rate............................      7.25%    7.00%    7.25%     7.00%
Expected return on plan assets...........      9.00%    8.50%    9.00%     8.50%
Rate of compensation increase............      4.77%    4.77%    4.77%     4.77%

  For measurement purposes, an 8.75% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2001. The rate was assumed to decrease gradually to 5.25% in 2006 and remain at that level thereafter.

  For the prior valuation, an 5.50% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2000. The rate was assumed to decrease gradually to 5.25% in 2001 and remain at that level thereafter.

  The net periodic benefit (credit) cost related to the Company's qualified and nonqualified benefit plans includes the following components:

                                                                         Year Ended December 31,
                                                          -------------------------------------------------------
                                                                                          Other Postretirement
                                                               Pension Benefits                 Benefits
                                                          ---------------------------   -------------------------
                                                           2000       1999      1998     2000     1999      1998
                                                          -----       ----      ----    ------   ------   -------
                                                                             (in millions)
Service cost.........................................     $  36.8   $  35.7   $  34.6   $  7.8   $  7.5    $  7.1
Interest cost........................................       134.1     121.2     117.5     31.4     28.7      29.1
Expected return on plan assets.......................      (217.4)   (186.6)   (168.5)   (24.1)   (18.3)    (14.7)
Amortization of transition asset.....................       (12.7)    (12.1)    (11.7)      --       --        --
Amortization of prior service cost...................         4.6       3.9       6.5     (0.2)    (0.2)     (0.3)
Recognized actuarial gain............................       (10.9)     (8.1)     (2.6)    (8.8)    (8.5)     (7.8)
Other................................................          --      (3.8)     (1.2)      --       --        --
                                                          -------   -------   -------   ------   ------    ------
  Net periodic benefit (credit) cost.................     $ (65.5)  $ (49.8)  $ (25.4)  $  6.1   $  9.2    $ 13.4
                                                          =======   =======   =======   ======   ======    ======

  Assumed health care cost trend rates have a significant effect on the amounts reported for the healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                                                    1-Percentage     1-Percentage
                                                                                   Point Increase   Point Decrease
                                                                                   --------------  ----------------
                                                                                           (in millions)
Effect on total of service and interest costs in 2000..........................        $ 4.6           $ (2.2)
Effect on postretirement benefit obligations as of December 31, 2000...........         34.5            (29.9)

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 11--Commitments and Contingencies

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2000. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $172.8 million and $496.6 million at December 31, 2000 and 1999, respectively. Costs incurred related to the settlement were $140.2 million and $230.8 million, in 1999 and 1998, respectively. No such costs were incurred in 2000. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

  During 1996, management determined that is was probable that a settlement would occur and that a minimum loss amount could be reasonably estimated. Accordingly, the Company recorded its best estimate based on the information available at the time. The terms of the settlement agreement were negotiated throughout 1997 and approved by the court on December 31, 1997. In accordance with the terms of the settlement agreement, the Company contacted class members during 1998 to determine the actual type of relief to be sought by class members. The majority of the responses from class members were received by the fourth quarter of 1998. The type of relief sought by class members differed from the Company's previous estimates, primarily due to additional outreach activities by regulatory authorities during 1998 encouraging class members to consider alternative dispute resolution relief. In 1999, the Company updated its estimate of the cost of claims subject to alternative dispute resolution relief and revised its reserve estimate accordingly.

  Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. The Company will continue to update its estimate of the final cost of the settlement as the claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be estimated with precision.

Note 12--Shareholder's Equity

 (a) Common Stock

  As result of the demutualization, as described in Note 1, the Company was converted to a stock life insurance company and has one class of capital stock, common stock ($10,000 par value, 1,000 shares authorized). All of the outstanding common stock of the Company is owned by JHFS.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

 (b) Other Comprehensive Income

  The components of accumulated other comprehensive income are as follows:

                                            Foreign                 Accumulated
                               Net         Currency     Minimum        Other
                            Unrealized    Translation   Pension    Comprehensive
                          Gains (Losses)  Adjustment   Liability      Income
                          --------------  -----------  ---------  --------------
                                              (in millions)
Balance at January 1,
 1998....................    $ 520.3        $(44.1)     $(29.5)      $ 446.7
Gross unrealized gains
 (losses) (net of
 deferred income tax
 benefit of $56.7
 million)................     (121.3)           --          --        (121.3)
Less reclassification
 adjustment for (gains)
 losses, realized in
 net income (net of
 tax expense of $61.4
 million)................     (113.9)           --          --        (113.9)
Participating group
 annuity contracts
 (net of deferred
 income tax expense of
 $31.1 million)..........       57.7            --          --          57.7
Adjustment to deferred
 policy acquisition
 costs and present
 value of future
 profits (net of
 deferred income tax
 expense of $15.5
 million)................       28.9            --          --          28.9
                             -------        ------      ------       -------
Net unrealized gains
 (losses)................     (148.6)           --          --        (148.6)
Foreign currency
 translation adjustment..         --          (6.0)         --          (6.0)
Minimum pension
 liability (net of
 deferred income tax
 benefit of $6.2
 million)................         --            --        (8.8)         (8.8)
                             -------        ------      ------       -------
Balance at December 31,
 1998....................    $ 371.7        $(50.1)     $(38.3)      $ 283.3
                             =======        ======      ======       =======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12--Shareholder's Equity  (continued)

                                          Foreign                 Accumulated
                             Net         Currency     Minimum        Other
                          Unrealized    Translation   Pension    Comprehensive
                        Gains (Losses)  Adjustment   Liability      Income
                        --------------  -----------  ---------  ---------------
                                            (in millions)
Balance at December
 31, 1998..............    $ 371.7        $(50.1)     $(38.3)      $ 283.3
Gross unrealized gains
 (losses) (net of
 deferred income tax
 benefit of $275.6
 million)..............     (503.9)           --          --        (503.9)
Less reclassification
 adjustment for
 (gains) losses,
 realized in net
 income (net of tax
 expense of $5.4
 million)..............      (10.0)           --          --         (10.0)
Participating group
 annuity contracts
 (net of deferred
 income tax expense of
 $40.1 million)........       74.6            --          --          74.6
Adjustment to deferred
 policy acquisition
 costs and present
 value of future
 profits (net of
 deferred income tax
 expense of $71.3
 million)..............      132.3            --          --         132.3
                           -------        ------      ------       -------
Net unrealized gains
 (losses)..............     (307.0)           --          --        (307.0)
Foreign currency
 translation
 adjustment............         --          16.9          --          16.9
Minimum pension
 liability (net of
 deferred income tax
 benefit of $12.3
 million)..............         --            --       (22.9)        (22.9)
                           -------        ------      ------       -------
Balance at December
 31, 1999..............    $  64.7        $(33.2)     $(61.2)      $ (29.7)
                           -------        ------      ------       -------
Gross unrealized gains
 (losses) (net of
 deferred income tax
 expense of $37.1
 million)..............       46.2                                    46.2
Less reclassification
 adjustment for
 (gains) losses,
 realized in net
 income (net of tax
 benefit of $62.0
 million)..............      115.2                                   115.2
Participating group
 annuity contracts
 (net of deferred
 income tax benefit
 of $3.6 million)......       (6.8)                                   (6.8)
Adjustment to deferred
 policy acquisition
 costs and present
 value of future
 profits
 (net of deferred
 income tax benefit
 of $17.5 million).....      (32.6)                                  (32.6)
                           -------                                 -------
Net unrealized gains
 (losses)..............      122.0                                   122.0
Foreign currency
 translation
 adjustment............                    (19.1)                    (19.1)
Minimum pension
 liability (net of
 deferred income tax
 expense of $4.4
 million)..............                                  8.2           8.2
Minority interest......       (3.9)         (0.6)                     (4.5)
                           -------        ------      ------       -------
Balance at December
 31, 2000..............    $ 182.8        $(52.9)     $(53.0)      $  76.9
                           =======        ======      ======       =======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12--Shareholder's Equity  (continued)

     Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of shareholder's equity, are summarized as follows:

                                                         Year Ended
                                                 ---------------------------
                                                  2000      1999       1998
                                                 --------  --------  ----------
                                                        (in millions)
Balance, end of year comprises:
  Unrealized investment gains (losses) on:
   Fixed maturities............................  $ 207.5   $(191.7)   $ 730.6
   Equity investments..........................    265.3     144.0      239.0
   Derivatives and other.......................   (149.1)    110.8     (111.5)
                                                 -------   -------    -------
Total..........................................    323.7      63.1      858.1
Amounts of unrealized investment (gains)
 losses attributable to:
  Participating group annuity contracts........    (34.4)    (24.0)    (138.7)
  Deferred policy acquisition cost and present
  value of future profits......................     10.0      60.1     (143.5)
  Deferred federal income taxes................   (112.6)    (34.5)    (204.2)
  Minority interest............................     (3.9)       --         --
                                                 -------   -------    -------
Total..........................................   (140.9)      1.6     (486.4)
                                                 -------   -------   --------
Net unrealized investment gains................  $ 182.8   $  64.7    $ 371.7
                                                 =======   =======   ========

  Statutory Results

     The Company and its domestic insurance subsidiaries prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. Prescribed statutory accounting practices include state laws, regulations and administrative rules, as well as guidance published by the NAIC. Permitted accounting practices encompass all accounting practices that are not prescribed by the sources noted above. Since 1988, the Commonwealth of Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." The Company furnishes the Commonwealth of Massachusetts Division of Insurance with an actuarial certification of the prepaid expense computation on an annual basis.

     In addition, during 2000 and 1999, the Company received permission from the Commonwealth of Massachusetts Division of Insurance to record its Asset Valuation Reserve in excess of the prescribed maximum reserve level by $36.7 million and $48.0 million at December 31, 2000 and 1999, respectively. There are no other material permitted practices.

     Statutory net income and surplus include the accounts of the Company and its variable life insurance subsidiary, John Hancock Variable Life Insurance Company, including its wholly-owned subsidiary, Investors Partner Life Insurance Company, and Investors Guaranty Life Insurance Company.

                                                   2000      1999       1998
                                                 --------  --------  ----------
                                                        (in millions)
Statutory net income..........................   $  617.6  $  573.2   $  627.3
Statutory surplus.............................    3,700.5   3,456.7    3,388.7

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12--Shareholder's Equity (continued)

     Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of the Massachusetts Division of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Massachusetts Division of Insurance, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.


Note 13--Segment Information

     The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

     Retail-Protection Segment. Offers a variety of individual life insurance and individual and group long-term care insurance products, including participating whole life, term life, universal life, variable life, and retail and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

     Retail-Asset Gathering Segment. Offers individual annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, single premium immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds, closed-end funds, and 401(k) services. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

     Institutional-Guaranteed and Structured Financial Products (G&SFP) Segment. Offers a variety of retirement products to qualified defined benefit plans, defined contribution plans and non-qualified buyers. The Company's products include guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. The segment distributes its products through a combination of dedicated regional representatives, pension consultants and investment professionals.

     Institutional-Investment Management Segment. Offers a wide range of investment management products and services to institutional investors covering a variety of private and publicly traded asset classes including fixed income, equity, mortgage loans, and real estate. This segment distributes its products through a combination of dedicated sales and marketing professionals, independent marketing specialists, and investment professionals.

     Corporate and Other Segment. Primarily consists of the Company's international insurance operations, certain corporate operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments and certain non-recurring expenses not allocated to the segments. The disposed businesses primarily consist of group health insurance and related group life insurance, property and casualty insurance and selected broker/dealer operations.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13--Segment Information (continued)

     The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

     Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment gains or losses and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment gains and losses, including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

     Amounts reported as segment adjustments in the tables below primarily relate to: (i) certain realized investment gains (losses), net of related amortization adjustment for deferred policy acquisition costs and amounts credited to participating pension contractholder accounts (the adjustment for realized investment gains (losses) excludes gains and losses from mortgage securitizations and investments backing short-term funding agreements because management views the related gains and losses as an integral part of the core business of those operations); (ii) benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996; (iii) restructuring costs related to our distribution systems, retail operations and mutual fund operations; (iv) the surplus tax on mutual life insurance companies which as a stock company is no longer applicable to the Company; (v) a fourth quarter 1999 charge for uncollectible reinsurance related to certain assumed reinsurance business; (vi) a fourth quarter 1999 charge for a group pension dividend resulting from demutualization related asset transfers and the formation of a corporate account; (vii) a charge for certain one time costs associated with the demutualization process; and (viii) cumulative effect of accounting change.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13--Segment Information (continued)

  The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income (in millions):

                                                                   Retail                 Institutional   Corporate
                                                       Retail      Asset    Institutional   Investment      and
2000                                                 Protection  Gathering      G&SFP       Management      Other      Consolidated
----                                                 ----------  ---------  -------------  -----------   -----------   ------------
Revenues:
 Segment revenues................................... $ 1,529.7   $ 1,195.9    $ 2,409.4       $  212.0     $ 1,707.6     $ 7,054.6
 Realized investment gains (losses), net............     (18.2)       15.4        (64.7)           7.1         152.8          92.4
                                                     ---------   ---------    ---------       --------     ---------     ---------
 Revenues........................................... $ 1,511.5   $ 1,211.3    $ 2,344.7       $  219.1     $ 1,860.4     $ 7,147.0
                                                     =========   =========    =========       ========     =========     =========
 Net investment income.............................. $   604.7   $   445.8    $ 1,741.9       $   22.7     $   435.9     $ 3,251.0
Net Income:
 Segment after-tax operating income.................     252.2       128.8        211.6           46.8         104.0         743.4
 Realized investment gains (losses), net............     (11.5)       18.6        (40.5)           4.4          93.5          64.5
 Restructuring charges..............................      (6.7)       (1.4)        (2.6)            --          (1.3)        (12.0)
 Surplus tax........................................      20.8         0.6          6.5             --          18.1          46.0
 Demutualization expenses...........................       1.6         0.4          0.4             --           0.1           2.5
 Other demutualization related costs................      (6.8)       (1.3)        (1.7)            --          (0.2)        (10.0)
 Group pension dividend transfer....................        --          --          5.7             --            --           5.7
                                                     ---------   ---------    ---------       --------     ---------     ---------
 Net income......................................... $   249.6   $   145.7    $   179.4       $   51.2     $   214.2     $   840.1
                                                     =========   =========    =========       ========     =========     =========
Supplemental Information:
 Inter-segment revenues.............................        --          --           --       $   39.1     $   (39.1)           --
 Equity in net income of investees accounted
  for by the equity method.......................... $     7.5   $     3.5    $    11.2           16.8         104.8     $   143.8
 Amortization of deferred policy acquisition costs..      55.6        78.8          2.6             --          46.8         183.8
 Interest expense...................................       1.1         3.5           --           12.1          46.7          63.4
 Income tax expense.................................      88.6        57.9         78.3           35.2          84.4         344.4
 Segment assets.....................................  27,049.9    14,067.2     31,161.1        3,124.5      12,378.1      87,780.8
Net Realized Investment Gains Data:
 Net realized investment (losses) gains.............     (34.3)       18.8        (57.8)          10.3         152.9          89.9
 Add capitalization/less amortization of deferred
  policy acquisition costs related to net
  realized investment gains (losses)................       4.4        (3.5)          --             --            --           0.9
  Less amounts credited to participating pension
   contractholder accounts..........................        --          --         (6.9)            --            --          (6.9)
                                                     ---------   ---------    ---------       --------     ---------     ---------
 Net realized investment (losses) gains, net of
  related amortization of deferred policy
  acquisition costs and amounts credited to
  participating pension contractholders--per
  consolidated financial statements.................     (29.9)       15.3        (64.7)          10.3         152.9          83.9
 Less realized investment (losses) gains
  attributable to mortgage securitizations..........        --          --           --            3.2            --           3.2
 Net realized investment gains in the closed block..      11.7          --           --             --            --          11.7
                                                     ---------   ---------    ---------       --------     ---------     ---------
 Realized investment (losses) gains, net-pre-tax
  adjustment made to calculate segment operating
  income............................................     (18.2)       15.3        (64.7)           7.1         152.9          92.4
 Less income tax effect.............................       6.7         3.3         24.2           (2.7)        (59.4)        (27.9)
                                                     ---------   ---------    ---------       --------     ---------     ---------
 Realized investment (losses) gains,
  net-after-tax adjustment made to calculate
  segment operating income.......................... $   (11.5)  $    18.6    $   (40.5)      $    4.4     $    93.5     $    64.5
                                                     =========   =========    =========       ========     =========     =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13--Segment Information (continued)

                                                                   Retail                  Institutional
                                                       Retail      Asset     Institutional   Investment     Corporate
1999                                                 Protection  Gathering      G&SFP        Management     and Other   Consolidated
----                                                 ----------  ----------  -------------   ----------     ---------   ------------
Revenues:
 Segment revenues...................................  $ 2,756.9   $ 1,057.3    $ 2,021.8       $  189.9     $ 1,310.5     $ 7,336.4
 Realized investment gains (losses), net............      173.6       (11.0)        93.3            3.1         (56.1)        202.9
                                                      ---------   ---------    ---------       --------     ---------     ---------
 Revenues...........................................  $ 2,930.5   $ 1,046.3    $ 2,115.1       $  193.0     $ 1,254.4     $ 7,539.3
                                                      =========   =========    =========       ========     =========     =========
 Net investment income..............................  $ 1,101.9   $   388.6    $ 1,681.3       $   45.9     $   350.8     $ 3,568.5
Net Income:
 Segment after-tax operating income.................      188.7       115.1        201.7           37.3          67.8         610.6
 Realized investment gains (losses), net............      108.6        (6.9)        58.4            2.0         (42.1)        120.0
 Class action lawsuit...............................         --          --           --             --         (91.1)        (91.1)
 Restructuring charges..............................       (8.6)       (7.3)        (0.6)            --          (0.5)        (17.0)
 Surplus tax........................................      (12.5)       (1.0)        (6.5)            --          (2.2)        (22.2)
 Workers' compensation reinsurance reserves.........         --          --           --             --        (133.7)       (133.7)
 Group pension dividend transfer....................         --          --       (205.8)            --            --        (205.8)
 Demutualization expenses...........................      (61.3)      (13.0)       (16.1)            --          (3.2)        (93.6)
 Other demutualization related costs................       (4.6)       (0.9)        (1.1)            --          (0.2)         (6.8)
 Cumulative effect of accounting change.............         --        (9.6)          --           (0.1)           --          (9.7)
                                                      ---------   ---------    ---------       --------     ---------     ---------
 Net income.........................................  $   210.3   $    76.4    $    30.0       $   39.2     $  (205.2)    $   150.7
                                                      =========   =========    =========       ========     =========     =========
Supplemental Information:
 Inter-segment revenues.............................         --          --           --       $   43.6     $   (43.6)           --
 Equity in net income of investees accounted for
  by the equity method..............................  $    46.2   $    (0.3)   $    14.3            3.5           1.4     $    65.1
 Amortization of deferred policy acquisition costs..       69.2        53.5          3.1             --          38.4         164.2
 Interest expense...................................        0.7         6.2           --            5.3          57.9          70.1
 Income tax expense (credit)........................      138.9        51.9         (7.5)          26.5        (111.9)         97.9
 Segment assets.....................................   25,372.1    14,297.2     30,370.5        3,531.4      11,017.2      84,588.4
Net Realized Investment Gains Data:
 Net realized investment gains (losses).............      228.4       (16.1)        97.4            6.6         (55.3)        261.0
 Less amortization of deferred policy acquisition
  costs related to net realized investment
  (losses) gains....................................      (54.8)        5.1           --             --          (0.8)        (50.5)
 Less amounts credited to participating pension
  contractholder accounts...........................         --          --        (35.3)            --            --         (35.3)
                                                      ---------   ---------    ---------       --------     ---------     ---------
 Net realized investment gains (losses), net of
  related amortization of deferred policy
  acquisition costs and amounts credited to
  participating pension contractholders--per
  consolidated financial statements.................      173.6       (11.0)        62.1            6.6         (56.1)        175.2
 Less realized investment (losses) gains
  attributable to mortgage securitizations and
  investments backing short-term funding
  agreements........................................         --          --        (31.2)           3.5            --         (27.7)
 Less gain on sale of business......................         --          --           --             --         (33.0)        (33.0)
                                                      ---------   ---------    ---------       --------     ---------     ---------
 Realized investment gains (losses), net-pre-tax
  adjustment made to calculate segment operating
  income............................................      173.6       (11.0)        93.3            3.1         (89.1)        169.9
 Less income tax effect.............................      (65.0)        4.1        (34.9)          (1.1)         47.0         (49.9)
                                                      ---------   ---------    ---------       --------     ---------     ---------
 Realized investment gains (losses),
  net-after-tax adjustment made to calculate
  segment operating income..........................  $   108.6   $    (6.9)   $    58.4       $    2.0     $   (42.1)    $   120.0
                                                      =========   =========    =========       ========     =========     =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13--Segment Information (continued)

                                                                    Retail                  Institutional
                                                        Retail      Asset     Institutional   Investment    Corporate
1998                                                  Protection   Gathering      G&SFP       Management    and Other   Consolidated
----                                                  ----------   ---------  -------------   ----------    ---------   ------------
Revenues:
 Segment revenues....................................  $ 2,667.6   $ 1,015.3    $ 1,731.2       $  143.9     $1,103.9     $ 6,661.9
 Realized investment gains, net......................       75.3        18.3         30.7            0.2         23.7         148.2
                                                       ---------   ---------    ---------       --------     --------     ---------
 Revenues............................................  $ 2,742.9   $ 1,033.6    $ 1,761.9       $  144.1     $1,127.6     $ 6,810.1
                                                       =========   =========    =========       ========     ========     =========
 Net investment income...............................  $ 1,061.2   $   378.0    $ 1,576.3       $   24.1     $  288.4     $ 3,328.0
Net Income:
 Segment after-tax operating income..................  $   166.1   $   111.1    $   145.7       $   15.4     $   56.3     $   494.6
 Realized investment gains, net......................       49.0        12.0         17.2            0.1         15.4          93.7
 Class action lawsuit................................         --          --           --             --       (150.0)       (150.0)
 Surplus tax.........................................       11.7         0.3          2.0             --          1.5          15.5
 Demutualization expenses............................       (7.9)       (1.8)        (1.5)            --         (0.5)        (11.7)
                                                       ---------   ---------    ---------       --------     --------     ---------
 Net income..........................................  $   218.9   $   121.6    $   163.4       $   15.5     $  (77.3)    $   442.1
                                                       =========   =========    =========       ========     ========     =========
Supplemental Information:
 Inter-segment revenues..............................         --          --           --       $   34.3     $  (34.3)           --
 Equity in net income of investees accounted for
  by the equity method...............................  $    54.9          --    $    12.7            0.9          1.5     $    70.0
 Amortization of deferred policy acquisition costs...      153.9   $    46.8          3.7             --         45.3         249.7
 Interest expense....................................        0.3         8.5           --            7.0         60.9          76.7
 Income tax expense (credit).........................       82.1        61.5         67.9           10.7        (48.1)        174.1
 Segment assets......................................   25,684.2    12,715.7     29,315.2        3,439.6      5,792.5      76,947.2
Net Realized Investment Gains Data:
 Net realized investment gains (losses)..............      112.9        21.9         72.1           (4.2)        23.7         226.4
 Less amortization of deferred policy acquisition
  costs related to net realized investment
  (losses) gains.....................................      (37.6)       (3.6)          --             --           --         (41.2)
 Less amounts credited to participating pension
  contractholder accounts............................         --          --        (79.1)            --           --         (79.1)
                                                       ---------   ---------    ---------       --------     --------     ---------
 Net realized investment gains (losses), net of
  related amortization of deferred policy
  acquisition costs and amounts credited to
  participating pension contractholders--per
  consolidated financial statements..................       75.3        18.3         (7.0)          (4.2)        23.7         106.1
 Less realized investment (losses) gains
  attributable to mortgage securitizations and
  investments backing short-term funding agreements..         --          --        (37.7)          (4.4)          --         (42.1)
 Realized investment gains, net-pre-tax adjustment
  made to calculate segment operating income.........       75.3        18.3         30.7            0.2         23.7         148.2
 Less income tax effect..............................      (26.3)       (6.3)       (13.5)          (0.1)        (8.3)        (54.5)
                                                       ---------   ---------    ---------       --------     --------     ---------
 Realized investment gains, net-after-tax adjustment
  made to calculate segment operating income.........  $    49.0   $    12.0    $    17.2       $    0.1     $   15.4     $    93.7
                                                       =========   =========    =========       ========     ========     =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13--Segment Information (continued)

     The Company operates primarily in the United States, Canada and the Pacific Rim (China, Indonesia, Malaysia, the Philippines, Singapore, and Thailand). The following table summarizes selected financial information by geographic location for the year ended or at December 31:

                                                              Income Before
                                                         Income Taxes, Minority
                                                         Interest and Cumulative
                                  Long-Lived                    Effect of
Location                Revenues    Assets     Assets       Accounting Change
--------                --------  ----------  ---------  -----------------------
                                            (in millions)

2000
United States.........  $5,823.7    $424.8    $77,978.9          $1,130.7
Canada................   1,078.6      30.4      9,357.8              58.5
Foreign--other........     244.7       3.4        444.1               5.9
                        --------    ------    ---------          --------
 Total................  $7,147.0    $458.6    $87,780.8          $1,195.1
                        ========    ======    =========          ========

1999
United States.........  $6,560.7    $440.0    $75,777.6          $  211.7
Canada................     741.9      28.8      8,461.7              41.8
Foreign--other........     236.7       2.2        349.1               6.4
                        --------    ------    ---------          --------
 Total................  $7,539.3    $471.0    $84,588.4          $  259.9
                        ========    ======    =========          ========

1998
United States.........  $6,069.5    $442.5    $71,725.1          $  585.1
Canada................     512.0      24.9      4,941.6              30.2
Foreign--other........     228.6       2.1        280.5               2.0
                        --------    ------    ---------          --------
 Total................  $6,810.1    $469.5    $76,947.2          $  617.3
                        ========    ======    =========          ========

     The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

Note 14--Fair Value of Financial Instruments

     The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented herein do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented herein.

     The following methods and assumptions were used by the Company to determine the fair values of financial instruments:

     Fair values for publicly traded fixed maturities (including redeemable preferred stocks) are obtained from an independent pricing service. Fair values for private placement securities and fixed maturities not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 14--Fair Value of Financial Instruments (continued)

     The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

     The carrying amount in the balance sheet for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

     The fair value of the Company's long-term debt is estimated using discounted cash flows based on the Company's incremental borrowing rates for similar types of borrowing arrangements. Carrying amounts for commercial paper and short-term borrowings approximate fair value.

     Fair values for the Company's guaranteed investment contracts and funding agreements are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

     The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

     The fair value for commitments approximates the amount of the initial commitment.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 14--Fair Value of Financial Instruments (continued)

     The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                              December 31,
                                             ----------------------------------------------
                                                      2000                    1999
                                             ---------------------   ----------------------
                                              Carrying     Fair       Carrying      Fair
                                               Value       Value       Value        Value
                                             ----------  ---------   ----------   ---------
                                                             (in millions)
Assets:
  Fixed maturities:
    Held-to-maturity.....................    $11,888.6   $11,651.2   $13,790.2    $13,438.7
    Available-for-sale...................     16,023.5    16,023.5    16,959.2     16,959.2
  Equity securities:
    Available-for-sale...................      1,094.9     1,094.9     1,230.2      1,230.2
    Trading securities...................        231.6       231.6        84.1         84.1
  Mortgage loans on real estate..........      8,968.9     9,350.6    10,733.0     10,681.8
  Policy loans...........................        428.6       428.6     1,938.8      1,938.8
  Short-term investments.................        151.9       151.9       166.9        166.9
  Cash and cash equivalents..............      2,841.2     2,841.2     1,797.7      1,797.7
Liabilities:
  Debt...................................        779.3       771.5       990.7        962.8
  Guaranteed investment contracts and
   funding agreements....................     14,333.9    13,953.8    13,109.3     12,709.1
  Fixed rate deferred and immediate
   annuities.............................      5,195.2     5,101.3     4,801.1      4,656.9
  Supplementary contracts Without
   life contingencies....................         60.0        63.1        56.6         55.7

Derivatives assets/(liabilities)
 relating to:
  Futures contracts, net.................        (16.2)      (16.2)       31.3         31.3
  Interest rate swap agreements..........       (178.2)     (176.1)       82.9        (18.3)
  Interest rate swap CMT.................           --        (5.2)         --           --
  Interest rate cap agreements...........          2.2         2.2         5.8          5.8
  Interest rate floor agreements.........         59.0        59.0         0.1          0.1
  Interest rate swaption agreements......         (1.3)       (1.3)       (3.6)        (3.6)
  Currency rate swap agreements..........         11.4      (461.6)        9.1        (48.3)
  Equity collar agreements...............         11.7        11.7        53.0         53.0

Commitments..............................           --    (1,843.9)         --     (1,273.5)

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 15--Stock Compensation Plans

     On January 5, 2000, the Company, as sole shareholder of JHFS, approved and adopted the 1999 Long-Term Stock Incentive Plan (the Incentive Plan), which originally had been approved by the Board of Directors of the Company on August 31, 1999. Under the Incentive Plan, which became effective on February 1, 2000, the effective date of the Plan of Reorganization of the Company, options of JHFS common stock granted may be either non-qualified options or incentive stock options qualifying under Section 422 of the Internal Revenue Code. The Incentive Plan objectives include attracting and retaining the best personnel, providing for additional performance incentives, and promoting the success of the Company by providing employees the opportunity to acquire JHFS's common stock.

     The maximum number of shares of JHFS common stock available under the Incentive Plan is 5% of the total number of shares of common stock that were outstanding following the IPO. In addition, no more than 4% of these shares shall be available for awards of incentive stock options under the Incentive Plan, and no more than 1% of these shares shall be available for stock awards, which includes non-vested stock. The aggregate number of shares that may be covered by awards for any one participant over the period that the Incentive Plan is in effect shall not exceed 1% of these shares. Subject to these overall limits, there is no annual limit on the number of stock options or stock awards that may be granted in any one year.

     The Incentive Plan has options exercisable at March 13, 2001 and 2002, June 12, 2001 and 2002, and August 14, 2001 and 2002. JHFS has granted 4.6 million options to employees of the Company as of December 31, 2000. Options outstanding under the Incentive Plan were granted at a price equal to the market value of the stock on the date of grant, vest over a two-year period, and expire five years after the grant date.

     The status of JHFS stock options granted to employees of the Company under the Long-Term Stock Incentive Plan is summarized below as of December 31:

                                           Number of shares   Weighted-average
                                            (in thousands)     exercise price
                                           ----------------  ------------------
Outstanding at February 1, 2000............         --             $   --
  Granted..................................    4,618.4              14.06
  Exercised................................        0.2              13.94
  Canceled.................................      311.6              13.94
                                               -------             ------
Outstanding at December 31, 2000...........    4,306.6              14.07

Options exercisable at:
  March 13, 2001...........................    2,125.3              13.94
  June 12, 2001............................        6.3              23.37
  August 14, 2001..........................       21.7              23.75
  March 13, 2002...........................    2,125.3              13.94
  June 12, 2002............................        6.3              23.37
  August 14, 2002..........................       21.7              23.75

     The Company accounts for stock-based compensation using the intrinsic value method prescribed by APB Opinion No. 25, under which no compensation cost for stock options is recognized for stock option awards granted at or above fair market value. Had compensation expense for the Company's stock-based compensation plan been determined based upon fair values at the grant dates for awards under the plan in accordance with SFAS No. 123, the Company's net earnings would have been reduced to the pro forma amounts indicated below. Additional stock option awards are anticipated in future years.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 15--Stock Compensation Plans (continued)

     The Black-Scholes option valuation model was developed for use in estimating fair value of traded options, which have no vesting restrictions and are fully transferable. In addition, option valuation models require input of highly subjective assumptions including the expected stock price volatility. Because the JHFS stock options granted to employees of the Company have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of the stock options.

     The estimated weighted-average grant date fair value per share of stock options granted during 2000 using the Black-Scholes option valuation model was $3.66. The fair value of options granted in 2000 is estimated on the date of grant using the following assumptions: dividend yield of 1.8%, expected volatility of 24%, risk-free interest rate range of 4.8% to 5.6% depending on grant date, and an expected life ranging from 2 to 5 years.

     For the purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period. The Company's pro forma information follows:

                                      For the Period
                                         February             Year Ended
                                          through          December 31, 2000
                                     December 31, 2000   Pro Forma (Unaudited)
                                     -----------------  -----------------------
                                                  (in millions)
Net income:
 As reported......................        $796.1                $840.1
 Pro forma (unaudited)............         792.4                 835.8

     At December 31, 2000, JHFS had 4.3 million stock options outstanding to employees of the Company with a weighted-average remaining contractual life of
4.2 years and a weighted-average exercise price of $14.07. As of December 31, 2000, there were 21,707 options exercisable, which represent grants to employees of the Company who subsequently retired. Employees of the Company who retire with outstanding options immediately vest and have a maximum of one year to exercise.

     On March 13, 2000, JHFS granted 291,028 shares of non-vested stock to key personnel of the Company at a weighted-average grant price per share of $14.34. These grants of non-vested stock are forfeitable and vest at three or five years of service with the Company. The total grant-date exercise price of the non-vested stock granted from February 1, 2000 through December 31, 2000 is $4.2 million. During the third and fourth quarters of 2000, 50,837 shares of non-vested stock were forfeited with a total grant date exercise price of $0.7 million.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 16--Subsequent Events

     On February 8, 2001, the Company signed letters of intent to reinsure 50% of the business in the Closed Block, effective January 1, 2001. The effect of the reinsurance will be to lower the Company's statutory risk based capital requirements and to raise its statutory risk based capital ratio. This will provide greater statutory capital flexibility for the Company. There will be no effect on policyholder dividends, nor will the immediate effect on earnings be material, as the reinsurance treaties will not meet the requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long Duration Contracts." Final treaties with two reinsurers are expected to be signed by the end of the first quarter of 2001. The reinsurance agreements result in making several hundred million dollars in statutory capital available for further business development or other purposes.

     In March 2001, the Company announced the sale of the retirement plan record-keeping business operated out of the mutual fund subsidiary of the Company, John Hancock Funds. It is estimated that an after-tax charge of approximately $9 million will be recorded in the first quarter of 2001 and that the Company will initially sever 31 employees with additional severances planned. The Company will continue to manage the assets of the business, the purchaser will assume the record-keeping and support responsibilities.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                    SCHEDULE I -- SUMMARY OF INVESTMENTS --
                   OTHER THAN INVESTMENTS IN RELATED PARTIES
                            excluding Closed Block
                            As of December 31, 2000
                                 (in millions)

                                                                 Amount at Which
                                                                  Shown in the
                                                                  Consolidated
          Type of Investment                Cost (2)   Value      Balance Sheet
          ------------------                --------   -----     ---------------
Fixed maturity securities,
 available-for-sale:
Bonds:
United States government and government
 agencies and authorities................      243.2     247.9          247.9
States, municipalities and political
 subdivisions............................      126.6     126.7          126.7
Foreign governments......................    1,386.4   1,453.8        1,453.8
Public utilities.........................    1,051.4   1,085.0        1,085.0
Convertibles and bonds with warrants
 attached................................      250.9     258.4          258.4
All other corporate bonds................   12,123.4  12,263.9       12,264.0
Certificates of deposits.................        0.0       0.0            0.0
Redeemable preferred stock...............      608.4     587.8          587.8
                                            --------  --------       --------
Total fixed maturity securities,
 available-for-sale......................   15,790.3  16,023.5       16,023.6
                                            --------  --------       --------

Equity securities, available-for-sale:
Common stocks:
Public utilities.........................        4.7       5.5            5.5
Banks, trust and insurance companies.....        1.9       2.8            2.8
Industrial, miscellaneous and all other..      703.1     968.9          968.9
Non-redeemable preferred stock...........      120.9     117.7          117.7
                                            --------  --------       --------
Total equity securities,
 available-for-sale......................      830.6   1,094.9        1,094.9
                                            --------  --------       --------

Fixed maturity securities, held-to-
 maturity:
Bonds:
United States government and government
 agencies and authorities................       32.5      33.2           32.5
States, municipalities and political
 subdivisions............................      717.4     701.3          717.4
Foreign governments......................        5.6      10.2            5.6
Public utilities.........................      973.2     901.3          973.2
Convertibles and bonds with warrants
 attached................................      174.2     149.0          174.2
All other corporate bonds................    9,985.7   9,856.2        9,985.7
Certificates of deposits.................        0.0       0.0            0.0
Redeemable preferred stock...............        0.0       0.0            0.0
                                            --------  --------       --------
Total fixed maturity securities,
 held-to-maturity........................   11,888.6  11,651.2       11,888.6
                                            --------  --------       --------

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                    SCHEDULE I -- SUMMARY OF INVESTMENTS --
            OTHER THAN INVESTMENTS IN RELATED PARTIES--(CONTINUED)
                            excluding Closed Block
                            As of December 31, 2000
                                 (in millions)


                                                                 Amount at Which
                                                                   Shown in the
                                                                   Consolidated
          Type of Investment                Cost (2)   Value      Balance Sheet
          ------------------                --------   -----     ---------------

Equity securities, trading:
Common stocks:
Public utilities..........................       7.1       8.6            8.6
Banks, trust and insurance companies......      14.9      24.6           24.6
Industrial, miscellaneous and all other...     171.4     198.4          198.4
Non-redeemable preferred stock............       0.0       0.0            0.0
Total equity securities, trading..........     193.4     231.6          231.6
                                            --------  --------       --------

Mortgage loans on real estate, net (1)....   9,038.9      XXXX        8,968.9
Real estate, net:
Investment properties (1).................     386.8      XXXX          373.6
Acquired in satisfaction of debt (1)......     175.7      XXXX          145.4
Policy loans..............................     428.6      XXXX          428.6
Other long-term investments (2)...........   1,353.0      XXXX        1,353.0
Short-term investments....................     151.9      XXXX          151.9
                                            --------  --------       --------
 Total investments........................  40,237.8  29,001.3       40,660.0
                                            ========  ========       ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

              SCHEDULE III -- SUPPLEMENTARY INSURANCE INFORMATION

  As of December 31, 2000, 1999 and 1998 and for each of the years then ended
                                 (in millions)


                                                                  Future Policy                     Other
                                                     Deferred       Benefits,                      Policy
                                                      Policy      Losses, Claims                 Claims and
                                                    Acquisition      and Loss       Unearned      Benefits     Premium
       Segment                                         Costs         Expenses      Premiums(1)   Payable (1)   Revenue
       -------                                      -----------   --------------   -----------   -----------   -------
2000:
Protection......................................     $1,466.8       $ 4,814.4        $262.6        $ 33.5        $430.6
Asset Gathering.................................        558.2         5,619.9                        (4.5)         63.4
Guaranteed & Structured

Financial Products..............................          8.5        21,944.2          60.4           0.7         620.3
Investment Management...........................           --              --            --            --            --
Corporate & Other...............................        355.0         6,471.6         348.3         224.0       1,076.1
                                                     --------       ---------        ------        ------      --------
   Total........................................     $2,388.5       $38,850.1        $671.3        $253.7      $2,190.4

1999:
Protection......................................     $2,291.6       $15,035.0        $217.4        $112.1      $1,291.0
Asset Gathering.................................        521.5         5,166.8            --           0.2          17.2
Guaranteed & Structured
Financial Products..............................          8.4        20,310.4          56.1           0.5         298.2
Investment Management...........................           --              --            --            --            --
Corporate & Other...............................        321.2         6,629.1         216.7         246.1         804.9
                                                     --------       ---------        ------        ------      --------
   Total........................................     $3,142.7       $47,141.3        $490.2        $358.9      $2,411.3

1998:
Protection......................................     $2,017.6       $14,093.6        $219.5        $ 85.5      $1,262.5
Asset Gathering.................................        425.2         4,850.0            --           0.2          19.8
Guaranteed & Structured
Financial Products..............................          8.7        19,366.4          48.4           0.3         121.4
Investment Management...........................           --              --            --            --            --
Corporate & Other...............................        251.0         3,865.0         105.9         800.3         705.3
                                                     --------       ---------        ------        ------      --------
   Total........................................     $2,702.5       $42,175.0        $373.8        $886.3      $2,109.0

                      JOHN HANCOCK LIFE INSURANCE COMPANY

  As of December 31, 2000, 1999 and 1998 and for each of the years then ended
                                 (in millions)


                                                                                        Amortization of
                                                                       Benefits,        Deferred Policy
                                                                    Claims, Losses,    Acquisition Costs,
                                                           Net            and          Excluding Amounts       Other
                                                       Investment      Settlement     Related to Realized    Operating
       Segment                                           Income         Expenses        Investment Gains      Expenses
       -------                                         ----------   ---------------   -------------------    ---------
2000:
Protection..........................................    $  604.8        $  633.5             $ 55.5           $  395.8
Asset Gathering.....................................       445.8           371.3               78.8              557.4
Guaranteed & Structured
Financial Products..................................     1,741.9         1,963.5                2.6               77.5
Investment Management...............................        22.7              --                 --              132.7
Corporate & Other...................................       435.8         1,124.2               46.9              344.3
                                                        --------        --------             ------           --------
    Total...........................................    $3,251.0        $4,092.5             $183.8           $1,507.7

1999:
Protection..........................................    $1,101.9        $1,595.0             $ 69.2           $  401.2
Asset Gathering.....................................       388.6           299.3               53.5              542.1
Guaranteed & Structured
Financial Products..................................     1,681.3         1,959.9                3.1               88.1
Investment Management...............................        45.9              --                 --              127.2
Corporate & Other...................................       350.8         1,278.8               38.4              225.8
                                                        --------        --------             ------           --------
    Total...........................................    $3,568.5        $5,133.0             $164.2           $1,384.4

1998:
Protection..........................................    $1,061.2        $1,424.4             $165.4           $  418.3
Asset Gathering.....................................       378.0           296.3               46.8              504.9
Guaranteed & Structured
Financial Products..................................     1,576.3         1,411.5                3.7               92.6
Investment Management...............................        24.1              --                 --              117.8
Corporate & Other...................................       288.4           950.4               45.3              224.2
                                                        --------        --------             ------           --------
    Total...........................................    $3,328.0        $4,082.6             $261.2           $1,357.8

(1) Unearned premiums and other policy claims and benefits payable are included in Column C amounts.

(2) Allocations of net investment income and certain operating expenses are based on a number of assumptions and estimates, and reporting operating results would change by segment if different methods were applied.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                           SCHEDULE IV -- REINSURANCE

  As of December 31, 2000, 1999 and 1998 and for each of the years then ended:
                                 (in millions)

                                                                                                                  Percentage
                                                                             Ceded to     Assumed                  of Amount
                                                                   Gross       Other    from Other                  Assumed
                                                                   Amount    Companies   Companies   Net Amount     to Net
                                                                   ------    ---------  ----------   ----------   ----------
2000
Life insurance in force...................................       $346,720.6  $91,827.1   $27,489.1   $282,382.6       9.7%
                                                                 ----------  ---------   ---------   ----------     =====
Premiums:
Life insurance............................................       $  1,818.8  $   370.6   $    23.9   $  1,472.1       1.6%
Accident and health insurance.............................          1,338.6    1,061.5       441.2        718.3      61.4%
P&C.......................................................               --         --          --           --       0.0%
                                                                 ----------  ---------   ---------   ----------     -----
  Total...................................................       $  3,157.4  $ 1,432.1   $   465.1   $  2,190.4      21.2%
                                                                 ==========  =========   =========   ==========     =====

1999
Life insurance in force...................................       $380,019.3  $83,232.3   $29,214.6   $326,001.6       9.0%
                                                                 ----------  ---------   ---------   ----------     =====
Premiums:
Life insurance............................................       $  2,292.8  $   468.5   $   139.4   $  1,963.7       7.1%
Accident and health insurance.............................          1,142.4      868.2       173.1        447.3      38.7%
P&C.......................................................               --         --          --          0.3     100.0%
                                                                 ----------  ---------   ---------   ----------     -----
  Total...................................................       $  3,435.2  $ 1,336.7   $   312.8   $ 2,411.13      13.0%
                                                                 ==========  =========   =========   ==========     =====

1998
Life insurance in force...................................       $324,597.7  $88,662.6   $29,210.1   $265,145.2      11.0%
                                                                 ----------  ---------   ---------   ----------     =====
Premiums:
Life insurance............................................       $  1,871.9  $   327.6   $   221.0   $  1,765.3      12.5%
Accident and health insurance.............................            956.5      743.7       130.9        343.7      38.1%
P&C.......................................................              7.1        9.0         1.9                    0.0%
                                                                 ----------  ---------   ---------   ----------     -----
  Total...................................................       $  2,835.5  $ 1,080.3   $   353.8   $  2,109.0      16.8%
                                                                 ==========  =========   =========   ==========     =====

Note: The life insurance caption represents principally premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment products and universal life insurance products.

                        Report of Independent Auditors

To the Policyholders of,
John Hancock Variable Life Insurance Account UV of John Hancock Mutual Life Insurance Company

     We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Insurance Account UV (the Account) (comprising, respectively, the Large Cap Growth, Active Bond (formerly, Sovereign Bond), International Equity Index, Small Cap Growth, Global Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity (formerly, Small Cap Value), International Opportunities, Equity Index, Global Bond (formerly, Strategic Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth (formerly, Fundamental Mid Cap Growth), Aim V.I. Value, Fidelity VIP Growth, Fidelity VIP II Contrafund, Janus Aspen Global Technology, Janus Aspen Worldwide Growth, and MFS New Discovery Series Subaccounts) as of December 31, 2000, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Mutual Life Insurance Account UV at December 31, 2000, the results of their operations and changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.


February 13, 2001

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2000

                                                                                                International
                                                                       Large Cap     Active        Equity       Small Cap
                                                                        Growth        Bond          Index         Growth
                                                                      Subaccount   Subaccount    Subaccount     Subaccount
                                                                      ----------   ----------   -------------   ----------
Assets
Cash.............................................................              --           --           --             --
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value........................................     $40,309,354  $87,068,487   $6,443,455     $6,381,819
Investments in shares of portfolios of Outside Trust, at value...              --           --           --             --
Policy loans and accrued interest receivable.....................       2,988,024   10,894,073      440,884          8,939
Receivable from:
 John Hancock Variable Series Trust I............................          78,996       43,980        3,951             --
 Portfolio of Outside Trusts.....................................              --           --           --             --
                                                                      -----------  -----------   ----------     ----------
Total assets.....................................................      43,376,374   98,006,540    6,888,290      6,390,758
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company....................          76,877       40,173        3,625          8,618
 Portfolio of Outside Trusts.....................................              --           --           --             --
Asset charges payable............................................           2,119        3,807          326            321
                                                                      -----------  -----------   ----------     ----------
Total liabilities................................................          78,996       43,980        3,951          8,939
                                                                      -----------  -----------   ----------     ----------
Net assets.......................................................     $43,297,378  $97,962,560   $6,884,339     $6,381,819
                                                                      ===========  ===========   ==========     ==========

                                                                        Global      Mid Cap     Large Cap       Money
                                                                       Balanced     Growth        Value        Market
                                                                      Subaccount  Subaccount   Subaccount    Subaccount
                                                                      ----------  ----------   ----------    ----------
Assets
Cash.............................................................            --            --           --   $    (1,285)
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value........................................      $173,721   $14,676,946  $14,990,188    23,979,125
Investments in shares of portfolios of Outside Trust, at value...            --            --           --            --
Policy loans and accrued interest receivable.....................            --            --           --     2,237,889
Receivable from:
 John Hancock Variable Series Trust I............................           171        29,614       13,493       413,212
 Portfolio of Outside Trusts.....................................            --            --           --            --
                                                                       --------   -----------  -----------   -----------
Total assets.....................................................       173,892    14,706,560   15,003,681    26,628,941
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company....................           162        28,877       12,748       411,972
 Portfolio of Outside Trusts.....................................            --            --           --            --
Asset charges payable............................................             9           737          745         1,241
                                                                       --------   -----------  -----------   -----------
Total liabilities................................................           171        29,614       13,493       413,213
                                                                       --------   -----------  -----------   -----------
Net assets.......................................................      $173,721   $14,676,946  $14,990,188   $26,215,728
                                                                       ========   ===========  ===========   ===========

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                               December 31, 2000

                                                                        Mid Cap    Small/Mid Cap  Real Estate     Growth &
                                                                         Value        Growth        Equity         Income
                                                                       Subaccount   Subaccount    Subaccount     Subaccount
                                                                       ----------  -------------  -----------    ----------
Assets
Cash.............................................................              --           --    $        3              --
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value........................................      $8,399,009   $5,855,422     5,654,199    $233,488,134
Investments in shares of portfolios of Outside Trust, at value...              --           --            --              --
Policy loans and accrued interest receivable.....................              --           --       348,571      33,998,401
Receivable from:
 John Hancock Variable Series Trust I............................                        8,739        26,900          49,159
 Portfolio of Outside Trusts.....................................          52,486           --            --              --
                                                                       ----------   ----------    ----------    ------------
Total assets.....................................................       8,451,495    5,864,161     6,029,673     267,535,694
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company....................          52,072        8,446        26,610          39,397
 Portfolio of Outside Trusts.....................................              --           --            --              --
Asset charges payable............................................             414          293           290           9,763
                                                                       ----------   ----------    ----------    ------------
Total liabilities................................................          52,486        8,739        26,900          49,160
                                                                       ----------   ----------    ----------    ------------
Net assets.......................................................      $8,399,009   $5,855,422    $6,002,773    $267,486,534
                                                                       ==========   ==========    ==========    ============

                                                                                      Short-Term  Small Cap    International
                                                                         Managed         Bond       Equity     Opportunities
                                                                        Subaccount    Subaccount  Subaccount    Subaccount
                                                                        ----------    ----------  ----------   -------------
Assets
Cash.............................................................      $       (685)         --           --             --
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value........................................        98,868,851    $356,968   $4,141,822    $10,859,971
Investments in shares of portfolios of Outside Trust, at value...                --          --           --             --
Policy loans and accrued interest receivable.....................        13,608,061          --           --             --
Receivable from:
 John Hancock Variable Series Trust I............................            17,989         192        1,324         13,244
 Outside Trusts..................................................                --          --           --             --
                                                                       ------------    --------   ----------    -----------
Total assets.....................................................       112,494,216     357,160    4,143,146     10,873,215
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company....................            12,682         174        1,117         12,716
 Outside Trusts..................................................                --          --           --             --
Asset charges payable............................................             5,307          18          207            528
                                                                       ------------    --------   ----------    -----------
Total liabilities................................................            17,989         192        1,324         13,244
                                                                       ------------    --------   ----------    -----------
Net assets.......................................................      $112,476,227    $356,968   $4,141,822    $10,859,971
                                                                       ============    ========   ==========    ===========

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                               December 31, 2000

                                                                                                                 Brandes
                                                                         Equity       Global    Turner Core   International
                                                                          Index        Bond       Growth         Equity
                                                                       Subaccount   Subaccount  Subaccount     Subaccount
                                                                       ----------   ----------  -----------   -------------
Assets
Cash.............................................................               --          --         --              --
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value........................................      $50,096,716  $1,139,861         --              --
Investments in shares of portfolios of Outside Trust, at value...               --          --   $370,494      $1,169,206
Policy loans and accrued interest receivable.....................               --          --         --              --
Receivable from:
 John Hancock Variable Series Trust I............................           10,356         243         --              --
 Portfolio of Outside Trusts.....................................               --          --         18              57
                                                                       -----------  ----------   --------      ----------
Total assets.....................................................       50,107,072   1,140,104    370,512       1,169,263
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company....................            7,866         187         --              --
 Portfolio of Outside Trusts.....................................               --          --         --              --
Asset charges payable............................................            2,490          56         18              57
                                                                       -----------  ----------   --------      ----------
Total liabilities................................................           10,356         243         18              57
                                                                       -----------  ----------   --------      ----------
Net assets.......................................................      $50,096,716  $1,139,861   $370,494      $1,169,206
                                                                       ===========  ==========   ========      ==========


                                                                         Frontier
                                                                         Capital        Emerging                  Small/Mid
                                                                       Appreciation  Markets Equity  Bond Index    Cap Core
                                                                        Subaccount     Subaccount    Subaccount   Subaccount
                                                                       ------------  --------------  ----------   ----------
Assets
Cash.............................................................              --             --            --           --
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value........................................              --       $741,352      $265,912     $559,551
Investments in shares of portfolios of Outside Trust, at value...        $516,716             --            --           --
Policy loans and accrued interest receivable.....................              --             --            --           --
Receivable from:
 John Hancock Variable Series Trust I............................              --          7,964            13           28
 Portfolio of Outside Trusts.....................................              26             --            --           --
                                                                         --------       --------      --------     --------
Total assets.....................................................         516,742        749,316       265,925      559,579
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company....................              --          7,928            --           --
 Portfolio of Outside Trusts.....................................              --             --            --           --
Asset charges payable............................................              26             36            13           28
                                                                         --------       --------      --------     --------
Total liabilities................................................              26          7,964            13           28
                                                                         --------       --------      --------     --------
Net assets.......................................................        $516,716       $741,352      $265,912     $559,551
                                                                         ========       ========      ========     ========

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                               DECEMBER 31, 2000

                                                                              High                       Large Cap
                                                                             Yield     Clifton Enhanced  Aggressive   Fundamental
                                                                              Bond        US Equity        Growth       Growth
                                                                           Subaccount     Subaccount     Subaccount   Subaccount
                                                                           ----------  ----------------  ----------   -----------
Assets
Cash..................................................................             --           --             --            --
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value.............................................     $1,379,867      $23,295         $1,934       $13,253
Investments in shares of portfolios of Outside Trust, at value........             --           --             --            --
Policy loans and accrued interest receivable..........................             --           --             --            --
Receivable from:......................................................                                         --            --
 John Hancock Variable Series Trust I.................................             68            1             --             1
 Portfolio of Outside Trusts..........................................             --           --             --            --
                                                                           ----------      -------         ------       -------
Total assets..........................................................      1,379,935       23,296          1,934        13,254
Liabilities
Payable to:
    John Hancock Variable Life Insurance Company......................             --           --             --             1
    Portfolio of Outside Trusts.......................................             --           --             --            --
Asset charges payable.................................................             68            1             --            --
                                                                           ----------      -------         ------       -------
Total liabilities.....................................................             68            1             --             1
                                                                           ----------      -------         ------       -------
Net assets............................................................     $1,379,867      $23,295         $1,934       $13,253
                                                                           ==========      =======         ======       =======



                                                                                                                      Janus Aspen
                                                                                      Fidelity VIP  Fidelity VIP II     Global
                                                                      AIM V.I. Value     Growth       Contrafund      Technology
                                                                        Subaccount     Subaccount     Subaccount      Subaccount
                                                                      --------------  ------------  ---------------   -----------
Assets
Cash...................................................................       --             --             --              --
Investments in shares of portfolios of John Hancock Variable
 Series Trust I, at value..............................................       --             --             --              --
Investments in shares of portfolios of Outside Trust, at value.........   $5,292         $4,228         $6,507          $3,755
Policy loans and accrued interest receivable...........................       --             --             --              --
Receivable from:.......................................................                                     --              --
 John Hancock Variable Series Trust I..................................       --             --             --              --
 Portfolio of Outside Trusts...........................................       --             --             --              --
                                                                          ------         ------         ------          ------
Total assets...........................................................    5,292          4,228          6,507           3,755
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company..........................       --             --             --              --
 Portfolio of Outside Trusts...........................................       --             --             --              --
Asset charges payable..................................................       --             --             --              --
                                                                          ------         ------         ------          ------
Total liabilities......................................................       --             --             --              --
                                                                          ------         ------         ------          ------
Net assets.............................................................   $5,292         $4,228         $6,507          $3,755
                                                                          ======         ======         ======          ======

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                               December 31, 2000


                                                                                Janus Aspen    MFS New
                                                                                 Worldwide    Discovery
                                                                                  Growth        Series
                                                                                Subaccount    Subaccount
                                                                                -----------   ----------
Assets
Cash.......................................................................           --            --
Investments in shares of portfolios of John Hancock Variable
    Series Trust I, at value...............................................           --            --
Investments in shares of portfolios of Outside Trust, at value.............       $4,664       $18,807
Policy loans and accrued interest receivable...............................           --            --
Receivable from:
    John Hancock Variable Series Trust I...................................           --            --
    Portfolio of Outside Trusts............................................           --             1
                                                                                  ------       -------
Total assets...............................................................        4,664        18,808
Liabilities
Payable to:
    John Hancock Variable Life Insurance Company...........................           --            --
    Portfolio of Outside Trusts............................................           --            --
Asset charges payable......................................................           --             1
                                                                                  ------       -------
Total liabilities..........................................................           --             1
                                                                                  ------       -------
Net assets.................................................................       $4,664       $18,807
                                                                                  ======       =======

See accompanying notes.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                            STATEMENTS OF OPERATIONS

                      Years and periods ended December 31,


                                               Large Cap Growth Subaccount                Active Bond Subaccount
                                           -------------------------------------  --------------------------------------
                                               2000          1999        1998        2000          1999           1998
                                           -------------  ----------  ----------  ------------  ------------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I      $  6,351,461   $6,381,711  $2,836,032  $ 5,048,654   $ 5,184,234    $5,266,576
 Outside Trusts.........................             --           --          --           --            --            --
 Interest income on policy loans........        223,081      161,454     128,186      769,530       750,673       727,807
                                           ------------   ----------  ----------  -----------   -----------    ----------
Total investment income.................      6,574,542    6,543,165   2,964,218    5,818,184     5,934,907     5,994,383
Expenses:
 Mortality and expense risks............        286,716      213,770     143,859      485,231       452,925       415,570
                                           ------------   ----------  ----------  -----------   -----------    ----------
Net investment income...................      6,287,826    6,329,395   2,820,359    5,332,953     5,481,982     5,578,813
Net realized and unrealized gain
(loss) on investments:
 Net realized gains (losses)............      1,809,410    1,146,308     433,509   (1,058,175)     (388,883)     (142,628)
 Net unrealized appreciation
(depreciation) during the period........    (17,039,660)     320,087   4,558,660    3,862,398    (5,439,148)     (102,600)
                                           ------------   ----------  ----------  -----------   -----------    ----------
Net realized and unrealized gain
(loss) on investments...................    (15,230,250)   1,466,395   4,992,169    2,804,223    (5,828,031)     (245,228)
                                           ------------   ----------  ----------  -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations..............   $ (8,942,424)  $7,795,790  $7,812,528  $ 8,137,176   $  (346,049)   $5,333,585
                                           ============   ==========  ==========  ===========   ===========    ==========

                                                     International Equity Index Subaccount        Small Cap Growth Subaccount
                                                    --------------------------------------    -------------------------------------
                                                        2000            1999         1998        2000          1999           1998
                                                    --------------  ------------  ----------  ------------  ----------  -----------
Investment income:
Distributions received from:
   John Hancock Variable Series Trust I...........   $   334,135     $  212,869    $743,339   $   621,346   $   43,433    $     --
   Outside Trusts.................................            --             --          --            --           --          --
   Interest income on policy loans................        29,828         20,538      17,802            --           --          --
                                                     -----------     ----------    --------   -----------   ----------    --------
Total investment income...........................       363,963        233,407     761,141       621,346      543,433          --
Expenses:
   Mortality and expense risks....................        41,808         32,838      26,542        39,379       15,809       8,233
                                                     -----------     ----------    --------   -----------   ----------    --------
Net investment income (loss)......................       322,155        200,569     734,599       581,967      527,624      (8,233)
Net realized and unrealized gain
   (loss) on investments:
 Net realized gains...............................        76,586         62,140      52,891       159,388       48,210      21,741
 Net unrealized appreciation
   (depreciation) during the period...............    (1,706,468)     1,295,768      13,239    (2,654,137)   1,125,829     204,674
                                                     -----------     ----------    --------   -----------   ----------    --------
Net realized and unrealized gain
   (loss) on investments..........................    (1,629,882)     1,357,908      66,130    (2,494,749)   1,174,039     226,415
                                                     -----------     ----------    --------   -----------   ----------    --------
Net increase (decrease) in net assets
   resulting from operations......................   $(1,307,727)    $1,558,477    $800,729   $(1,912,782)  $1,701,663    $218,182
                                                     ===========     ==========    ========   ===========   ==========    ========

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                     Years and periods ended December 31,


                                                          Global Balanced Subaccount             Mid Cap Growth Subaccount
                                                        ------------------------------     -------------------------------------
                                                          2000      1999       1998           2000          1999         1998
                                                        --------   -------   ---------     ------------   ----------    --------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I................   $  8,232   $17,211     $12,240     $  2,284,720   $1,373,009    $130,303
 Outside Trusts......................................         --        --          --               --           --          --
 Interest income on policy loans.....................         --        --          --               --           --          --
                                                        --------   -------     -------     ------------   ----------    --------
Total investment income..............................      8,232    17,211      12,240        2,284,720    1,373,009     130,303
Expenses:
 Mortality and expense risks.........................      1,034     1,267         826          101,903       34,834       5,242
                                                        --------   -------     -------     ------------   ----------    --------
Net investment income................................      7,198    15,944      11,414        2,182,817    1,338,175     125,061
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses).........................     (3,641)    1,061       1,050        1,892,763      420,826      26,192
 Net unrealized appreciation
  (depreciation) during the period...................    (21,945)   (8,559)     12,294      (11,690,290)   4,283,452     193,946
                                                        --------   -------     -------     ------------   ----------    --------
Net realized and unrealized gain
 (loss) on investments...............................    (25,586)   (7,498)     13,344       (9,797,527)   4,704,278     220,138
                                                        --------   -------     -------     ------------   ----------    --------
Net increase (decrease) in net assets
 resulting from operations...........................   $(18,388)  $ 8,446     $24,758     $ (7,614,710)  $6,042,453    $345,199
                                                        ========   =======     =======     ============   ==========    ========

                                                             Large Cap Value Subaccount             Money Market Subaccount
                                                           -------------------------------   ------------------------------------
                                                             2000        1999       1998        2000          1999        1998
                                                           --------    ---------   --------  ----------   ----------   ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I................     $  759,319   $ 511,132   $185,232  $1,260,525   $1,134,371   $2,249,510
 Outside Trusts......................................             --          --         --          --           --           --
 Interest income on policy loans.....................             --          --         --     162,299      155,491      154,162
                                                          ----------   ---------   --------  ----------   ----------   ----------
Total investment income..............................        759,319     511,132    185,232   1,422,824    1,289,862    2,403,672
Expenses:
 Mortality and expense risks.........................         65,992      36,983     15,356     132,261      146,758      263,735
                                                          ----------   ---------   --------  ----------   ----------   ----------
Net investment income................................        693,327     474,149    169,876   1,290,563    1,143,104    2,139,937
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses).........................        (47,306)    123,242     68,953          --           --           --
 Net unrealized appreciation
  (depreciation) during the period...................        854,807    (499,454)    64,132          --           --           --
                                                          ----------   ---------   --------  ----------   ----------   ----------
Net realized and unrealized gain
 (loss) on investments...............................        807,501    (376,212)   133,085          --           --           --
                                                          ----------   ---------   --------  ----------   ----------   ----------
Net increase (decrease) in net assets
 resulting from operations...........................     $1,500,828   $  97,937   $302,961  $1,290,563   $1,143,104   $2,139,937
                                                          ==========   =========   ========  ==========   ==========   ==========

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                      Years and periods ended December 31,

                                                             Mid Cap Value Subaccount         Small/Mid Cap Growth Subaccount
                                                        ----------------------------------   ----------------------------------
                                                           2000        1999        1998        2000        1999         1998
                                                        -----------  ----------  ---------   ----------  ----------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I................   $  861,684   $  30,563   $  53,920   $ 603,438   $ 840,786    $ 93,281
 Outside Trusts......................................           --          --          --          --          --          --
 Interest income on policy loans.....................           --          --          --          --          --          --
                                                        ----------   ---------   ---------   ---------   ---------    --------
Total investment income..............................      861,684      30,563      53,920     603,438     840,786      93,281
Expenses:
 Mortality and expense risks.........................       36,705      28,106      34,857      32,879      30,491      26,942
                                                        ----------   ---------   ---------   ---------   ---------    --------
Net investment income................................      824,979       2,457      19,063     570,559     810,295      66,339
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses).........................      (47,013)   (547,518)     74,634    (136,669)     16,952      33,249
 Net unrealized appreciation
  (depreciation) during the period...................      853,987     657,486    (944,401)     (2,663)   (590,295)    126,465
                                                        ----------   ---------   ---------   ---------   ---------    --------
Net realized and unrealized gain
 (loss) on investments...............................      806,974     109,968    (869,767)   (139,332)   (573,343)    159,714
                                                        ----------   ---------   ---------   ---------   ---------    --------
Net increase (decrease) in net assets
 resulting from operations...........................   $1,631,953   $ 112,425   $(850,704)  $ 431,227   $ 236,952    $226,053
                                                        ==========   =========   =========   =========   =========    ========

                                                           Real Estate Equity Subaccount             Growth & Income Subaccount
                                                        -----------------------------------  -------------------------------------
                                                            2000       1999        1998           2000         1999       1998
                                                        ----------- ---------- ------------  ------------- ----------- -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I................   $  471,363  $ 262,930  $   343,976   $ 43,732,520  $35,057,066  $26,306,209
 Outside Trusts......................................           --         --           --             --           --           --
 Interest income on policy loans.....................       21,486     17,361       17,260      2,428,588    2,279,107    1,996,131
                                                        ----------  ---------  -----------   ------------  -----------  -----------
Total investment income..............................      492,849    280,291      361,236     46,161,108   37,336,173   28,302,340
Expenses:
 Mortality and expense risks.........................       27,585     24,900       33,890      1,733,223    1,779,482    1,466,469
                                                        ----------  ---------  -----------   ------------  -----------  -----------
Net investment income................................      465,264    255,391      327,346     44,427,885   35,556,691   26,835,871
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses).........................     (159,205)  (168,994)     158,205     18,300,286    5,502,422    3,223,935
 Net unrealized appreciation
  (depreciation) during the period...................      919,904   (220,380)  (1,546,717)   (96,829,044)   2,405,417   32,918,552
                                                        ----------  ---------  -----------   ------------  -----------  -----------
Net realized and unrealized gain
 (loss) on investments...............................      760,699   (389,374)  (1,388,512)   (78,528,758)   7,907,839   36,142,487
                                                        ----------  ---------  -----------   ------------  -----------  -----------
Net increase (decrease) in net assets
 resulting from operations...........................   $1,225,963  $(133,983) $(1,061,166)  $(34,100,873) $43,464,530  $62,978,358
                                                        ==========  =========  ===========   ============  ===========  ===========

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                      Years and periods ended December 31,

                                                                      Managed Subaccount               Short-Term Bond Subaccount
                                                            ----------------------------------------  ----------------------------
                                                                2000          1999          1998       2000       1999       1998
                                                            -------------  ------------  -----------  --------  ---------  -------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I................       $ 11,757,304   $ 9,998,433   $ 9,347,788  $17,131   $ 15,539    $27,350
 Outside Trusts......................................                 --            --            --       --         --         --
 Interest income on policy loans.....................                 --       953,686       854,487       --         --         --
                                                            ------------   -----------   -----------  -------   --------    -------
Total investment income..............................         11,757,304    10,952,119    10,202,275   17,131     15,539     27,350
Expenses:
 Mortality and expense risks.........................            664,664       649,802       577,276    1,637      1,497      2,680
                                                            ------------   -----------   -----------  -------   --------    -------
Net investment income................................         11,092,640    10,302,317     9,624,999   15,494     14,042     24,670
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses).........................          1,551,519       996,546       791,245   (2,287)    (8,638)       265
 Net unrealized appreciation
  (depreciation) during the period...................        (12,278,637)   (2,108,530)    6,629,458    6,756     (2,442)    (4,247)
                                                            ------------   -----------   -----------  -------   --------    -------
Net realized and unrealized gain
 (loss) on investments...............................        (10,727,118)   (1,111,984)    7,420,703    4,469    (11,080)    (3,982)
                                                            ------------   -----------   -----------  -------   --------    -------
Net increase (decrease) in net assets
 resulting from operations...........................       $    365,522   $ 9,190,333   $17,045,702  $19,963   $  2,962    $20,688
                                                            ============   ===========   ===========  =======   ========    =======

                                                           Small Cap Equity Subaccount       International Opportunities Subaccount
                                                        ---------------------------------   ---------------------------------------
                                                           2000        1999        1998          2000          1999         1998
                                                        ----------  ----------  ---------   --------------  ----------  -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I................  $ 321,253   $  79,585   $  12,675    $   617,754     $241,151      $ 33,443
 Outside Trusts......................................         --          --          --             --           --            --
 Interest income on policy loans.....................         --          --          --             --           --            --
                                                       ---------   ---------   ---------    -----------     --------      --------
Total investment income..............................    321,253      79,585      12,675        617,754      241,151        33,443
Expenses:
 Mortality and expense risks.........................     23,745      17,680      11,853         53,038       17,937        21,581
                                                       ---------   ---------   ---------    -----------     --------      --------
Net investment income................................    297,508      61,905         822        564,716      223,214        11,862
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses).........................   (110,857)    (33,134)     29,257        348,813      155,412        33,474
 Net unrealized appreciation
  (depreciation) during the period...................   (668,463)   (148,401)   (105,331)    (2,497,504)     387,412       272,314
                                                       ---------   ---------   ---------    -----------     --------      --------
Net realized and unrealized gain
 (loss) on investments...............................   (779,320)   (181,535)    (76,074)    (2,148,691)     542,824       305,788
                                                       ---------   ---------   ---------    -----------     --------      --------
Net increase (decrease) in net assets
 resulting from operations...........................  $(481,812)  $(119,630)  $ (75,252)   $(1,583,975)    $766,038      $317,650
                                                       =========   =========   =========    ===========     ========      ========

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                      Years and periods ended December 31,

                                                               Equity Index Subaccount            Global Bond Subaccount
                                                         ------------------------------------  ------------------------------
                                                            2000          1999        1998       2000       1999       1998
                                                         -----------   ----------  ----------  ---------  --------   --------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.............       $ 2,327,055   $  593,325  $  185,267  $ 63,032   $ 37,862    $19,628
 Outside Trusts...................................                --           --          --        --         --         --
 Interest income on policy loans..................                --           --          --        --         --         --
                                                         -----------   ----------  ----------  --------   --------    -------
Total investment income...........................         2,327,055      593,325     185,267    63,032     37,862     19,628
Expenses:
 Mortality and expense risks......................           185,175       63,950      27,141     5,624      4,084      1,979
                                                         -----------   ----------  ----------  --------   --------    -------
Net investment income.............................         2,141,880      529,375     158,126    57,408     33,778     17,649
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses)......................           485,643      271,978     443,879   (14,302)      (151)     3,991
 Net unrealized appreciation
  (depreciation) during the period................        (8,035,375)   1,282,937     585,673    63,359    (52,953)    4,,308
                                                         -----------   ----------  ----------  --------   --------    -------
Net realized and unrealized gain
 (loss) on investments............................        (7,549,732)   1,554,915   1,029,552    49,057    (53,104)     8,299
                                                         -----------   ----------  ----------  --------   --------    -------
Net increase (decrease) in net assets
 resulting from operations........................       $(5,407,852)  $2,084,290  $1,187,678  $106,465   $(19,326)   $25,948
                                                         ===========   ==========  ==========  ========   ========    =======

                                                          Turner Core Growth Subaccount    Brandes International Equity Subaccount
                                                         -------------------------------  -----------------------------------------
                                                            2000        1999      1998      2000            1999             1998
                                                         ----------   --------  --------  ---------       --------         --------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.............              --         --        --          --              --              --
 Outside Trusts...................................       $  52,832    $19,328   $ 2,231    $ 92,935        $ 16,354         $14,444
 Interest income on policy loans..................              --         --        --          --              --              --
                                                         ---------    -------   -------    --------        --------         -------
Total investment income...........................          52,832     19,328     2,231      92,935          16,354          14,444
Expenses:
 Mortality and expense risks......................           2,215      1,139       565       4,973           2,166           1,158
                                                         ---------    -------   -------    --------        --------         -------
Net investment income.............................          50,617     18,189     1,666      87,962          14,188          13,286
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains...............................          20,969     26,736     2,780      13,902          11,526             600
 Net unrealized appreciation
  (depreciation) during the period................        (120,040)    23,628    22,686     (35,201)        122,734           8,581
                                                         ---------    -------   -------    --------        --------         -------
Net realized and unrealized gain
 (loss) on investments............................         (99,071)    50,364    25,466     (21,299)        134,260           9,181
                                                         ---------    -------   -------    --------        --------         -------
Net increase (decrease) in net assets
 resulting from operations........................       $ (48,454)   $68,553   $27,132    $ 66,663        $148,448         $22,467
                                                         =========    =======   =======    ========        ========         =======

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                     Years and periods ended December 31,


                                               Frontier Capital Appreciation Subaccount    Emerginng Markets Equity Subaccount
                                              -----------------------------------------    ------------------------------------
                                                 2000            1999           1998         2000           1999         1998*
                                              ----------      ----------     ----------    ---------      --------     --------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.....             --             --           --      $  63,791      $ 15,636       $  1
 Outside Trusts...........................      $ 133,836       $ 13,028      $12,832             --            --         --
 Interest income on policy loans..........             --             --           --             --            --         --
                                                ---------       --------      -------      ---------      --------       ----
Total investment income...................        133,836         13,028       12,832         63,791        15,636          1
Expenses:
 Mortality and expense risks..............          3,700          4,257       13,446          5,200           466         --
                                                ---------       --------      -------      ---------      --------       ----
Net investment income (loss)..............        130,136          8,771         (614)        58,591        15,170          1
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses)..............         68,311        (59,550)      23,061         19,902         1,838         (1)
 Net unrealized appreciation
  (depreciation) during the period........       (175,994)        89,369         (840)      (571,486)       92,713        (48)
                                                ---------       --------      -------      ---------      --------       ----
Net realized and unrealized gain
 (loss) on investments....................       (107,683)        29,819       22,221       (551,584)       94,551        (49)
                                                ---------       --------      -------      ---------      --------       ----
Net increase (decrease) in net assets
 resulting from operations................      $  22,453       $ 38,590      $21,607      $(492,993)     $109,721       $(48)
                                                =========       ========      =======      =========      ========       ====

                                                                    Bond Index Subaccount           Small/Mid Cap CORE Subaccount
                                                                 ---------------------------       -------------------------------
                                                                   2000      1999     1998*          2000       1999       1998*
                                                                 --------  --------  -------       --------   --------   ---------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I......................      $ 7,273   $ 2,971      $ 296      $ 22,843    $ 6,699    $    --
 Outside Trusts............................................           --        --         --            --         --         --
 Interest income on policy loans...........................           --        --         --            --         --         --
                                                                 -------   -------      -----      --------    -------    -------
Total investment income....................................        7,273     2,971        296        22,843      6,699         --
Expenses:
 Mortality and expense risks...............................          561       270         11         1,051        335         48
                                                                 -------   -------      -----      --------    -------    -------
Net investment income (loss)...............................        6,712     2,701        285        21,792      6,364        (48)
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses)...............................         (607)   (1,613)       (26)        1,505      1,093     (1,957)
 Net unrealized appreciation
  (depreciation) during the period.........................        6,100    (1,753)      (147)      (13,928)     4,719      1,888
                                                                 -------   -------      -----      --------    -------    -------
Net realized and unrealized gain
 (loss) on investments.....................................        5,493    (3,366)      (173)      (12,423)     5,812        (69)
                                                                 -------   -------      -----      --------    -------    -------
Net increase (decrease) in net assets
 resulting from operations.................................      $12,205   $  (665)     $ 112      $  9,369    $12,176    $  (117)
                                                                 =======   =======      =====      ========    =======    =======

_________
* From May 1, 1998 (commencement of operations).

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                     Years and periods ended December 31,

                                                                                                            Large Cap
                                                                                                           Aggressive
                                                                                   Clifton Enhanced US       Growth
                                                    High Yield Bond Subaccount      Equity Subaccount      Subaccount
                                                    ---------------------------   ---------------------   ------------
                                                       2000      1999     1998*     2000        1999**       2000***
                                                    ---------   -------  ------   --------     --------   ------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.........      $  84,101   $ 3,011   $  50         --          --       $  36
 Outside Trusts...............................             --        --      --    $ 3,328      $1,435          --
 Interest income on policy loans..............             --        --      --         --          --          --
                                                    ---------   -------   -----    -------      ------       -----
Total investment income.......................         84,101     3,011      50      3,328       1,435          36
Expenses:
 Mortality and expense risks..................          5,409       220       2        138          61           6
                                                    ---------   -------   -----    -------      ------       -----
Net investment income.........................         78,692     2,791      48      3,190       1,374          30
Net realized and unrealized gain
 (loss) on investments:
 Net realized gains (losses)..................        (12,114)     (396)   (108)       302          11          (8)
 Net unrealized appreciation
  (depreciation) during the period............       (188,735)   (1,172)    (19)    (5,562)      1,285        (616)
                                                    ---------   -------   -----    -------      ------       -----
Net realized and unrealized gain
 (loss) on investments........................       (200,849)   (1,568)   (127)    (5,260)      1,296        (624)
                                                    ---------   -------   -----    -------      ------       -----
Net increase (decrease) in net assets
 resulting from operations....................      $(122,157)  $ 1,223   $ (79)   $(2,070)     $2,670       $(594)
                                                    =========   =======   =====    =======      ======       =====

                                                          Fundamental   AIM V.I.    Fidelity VIP   Fidelity VIP II
                                                             Growth       Value        Growth        Contrafund
                                                           Subaccount   Subaccount   Subaccount      Subaccount
                                                          -----------  -----------  ------------  -----------------
                                                            2000***      2000***      2000***          2000***
                                                          -----------  -----------  ------------  -----------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...............       $ 1,361      $   241           --              --
 Outside Trusts.....................................            --           --           --              --
 Interest income on policy loans....................            --           --           --              --
                                                           -------      -------        -----           -----
Total investment income.............................         1,361          241           --              --
Expenses:
 Mortality and expense risks........................            10           11        $   6           $  12
                                                           -------      -------        -----           -----
Net investment income (loss)........................         1,351          230           (6)            (12)
Net realized and unrealized
 (loss) on investments:
 Net realized (losses)..............................           (10)         (11)          (7)             (4)
 Net unrealized
  (depreciation) during the period..................        (1,226)      (1,068)        (525)           (366)
                                                           -------      -------        -----           -----
Net realized and unrealized
 (loss) on investments..............................        (1,236)      (1,079)        (532)           (370)
                                                           -------      -------        -----           -----
Net increase (decrease) in net assets
 resulting from operations..........................       $   115      $  (849)       $(538)          $(382)
                                                           =======      =======        =====           =====

__________
  * From May 1, 1998 (commencement of operations).
 ** From May 1, 1999 (commencement of operations).
*** From April 24, 2000 (commencement of operations).

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                     Years and periods ended December 31,

                                                            Janus Aspen  Janus Aspen
                                                              Global      Worldwide       MFS New
                                                            Technology     Growth     Discovery Series
                                                            Subaccount   Subaccount      Subaccount
                                                            -----------  -----------  ----------------
                                                              2000****    2000****        2000***
                                                            -----------  -----------  ----------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I......................       --          --             --
 Outside Trust.............................................  $    24       $   1             --
 Interest income on policy loans...........................       --          --             --
                                                             -------       -----           ----
Total investment income....................................       24           1             --
Expenses:
 Mortality and expense risks...............................        8           8           $ 19
                                                             -------       -----           ----
Net investment income (loss)...............................       16          (7)           (19)
Net realized and unrealized gain (loss) on investments:
 Net realized (losses).....................................      (99)        (71)            (7)
 Net unrealized appreciation (depreciation) during the
  period...................................................   (1,649)       (717)           197
                                                             -------       -----           ----
Net realized and unrealized gain (loss) on investments.....   (1,748)       (788)           190
                                                             -------       -----           ----
Net increase (decrease) in net assets resulting from
  operations...............................................  $(1,732)      $(795)          $171
                                                             =======       =====           ====

_________
 *** From April 24, 2000 (commencement of operations).
**** From June 29, 2000 (commencement of operations).

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                      STATEMENTS OF CHANGES IN NET ASSETS

                     Years And Periods Ended December 31,

                                                  Large Cap Growth Subaccount                   Active Bond Subaccount
                                            -----------------------------------------  ------------------------------------------
                                                2000          1999          1998           2000           1999           1998
                                            -------------  ------------  ------------  --------------  ------------   -----------
Increase (decrease) in net assets from
 operations:
 Net investment income....................  $  6,287,826   $  6,329,395  $  2,820,359  $   5,332,953   $  5,481,982  $  5,578,813
 Net realized gains (losses)..............     1,809,410      1,146,308       433,509     (1,058,175)      (388,883)     (142,628)
 Net unrealized appreciation
  (depreciation) during the period........   (17,039,660)       320,087     4,558,660      3,862,398     (5,439,148      (102,600)
                                            ------------   ------------  ------------  -------------   ------------  ------------
Net increase (decrease) in net assets
 resulting from operations................    (8,942,424)     7,795,790     7,812,528      8,137,176       (346,049     5,333,585
From policyholder transactions:
 Net premiums from policyholders..........    16,225,070     10,950,682     6,922,934     26,218,788     11,668,600    10,038,753
 Net benefits to policyholders............    (8,421,666)    (5,776,293    (3,869,320)   (17,903,281)    (7,543,864    (7,974,328)
 Net increase in policy loans.............       407,961             --            --        620,295             --            --
                                            ------------   ------------  ------------  -------------   ------------  ------------
Net increase in net assets resulting from
 policyholder transactions................     8,211,365      5,174,389     3,053,614      8,935,802      4,124,736     2,064,425
                                            ------------   ------------  ------------  -------------   ------------  ------------
Net increase (decrease) in net assets.....      (731,059)    12,970,179    10,866,142     17,072,978      3,778,687     7,398,010
Net assets at beginning of period.........    44,028,437     31,058,258    20,192,116     80,889,582     77,110,895    69,712,885
                                            ------------   ------------  ------------  -------------   ------------  ------------
Net assets at end of period...............  $ 43,297,378   $ 44,028,437  $ 31,058,258  $  97,962,560   $ 80,889,582  $ 77,110,895
                                            ============   ============  ============  =============   ============  ============

                                                     International Equity Index Subaccount         Small Cap Growth Subaccount
                                                   ---------------------------------------   --------------------------------------
                                                       2000         1999          1998           2000         1999         1998
                                                   ------------  ------------  -----------   ------------  -----------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)....................  $   322,155   $   200,569   $   734,599       581,967   $   527,624  $    (8,233)
 Net realized gains..............................       76,586        62,140        52,891       159,388        48,210       21,741
 Net unrealized appreciation (depreciation)
  during the
  period.........................................   (1,706,468)    1,295,768        13,239    (2,654,137)    1,125,829      204,674
                                                   -----------   -----------   -----------   -----------   -----------  -----------
Net increase (decrease) in net assets resulting
 from operations.................................   (1,307,727)    1,558,477       800,729    (1,912,782)    1,701,663      218,182
From policyholder transactions:
 Net premiums from policyholders.................    2,208,528     1,634,643     1,489,281     4,738,730     1,398,160      891,480
 Net benefits to policyholders...................   (1,307,479)   (1,119,500)   (1,357,312)     (956,063)     (390,180)    (269,586)
 Net increase in policy loans....................      110,023            --            --            --            --           --
                                                   -----------   -----------   -----------   -----------   -----------  -----------
Net increase in net assets resulting from
 policyholder transactions.......................    1,011,072       515,143       141,969     3,782,667     1,007,980      621,894
                                                   -----------   -----------   -----------   -----------   -----------  -----------
Net increase (decrease) in net assets............     (296,655)     2073,620       942,698     1,869,885     2,709,643      840,076
Net assets at beginning of period................    7,180,994     5,107,374     4,164,676     4,511,934     1,802,291      962,215
                                                   -----------   -----------   -----------   -----------   -----------  -----------
Net assets at end of period......................  $ 6,884,339   $ 7,180,994   $ 5,107,374   $ 6,381,819   $ 4,511,934  $ 1,802,291
                                                   ===========   ===========   ===========   ===========   ===========  ===========

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                      Years And Periods Ended December 31,

                                              Global Balanced Subaccount                 Mid Cap Growth Subaccount
                                           --------------------------------  -----------------------------------------------
                                              2000       1999        1998          2000             1999           1998
                                           ---------  ----------  ---------  ---------------  --------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income..................   $   7,198  $  15,944   $  11,414  $     2,182,817  $    1,338,175  $    125,061
 Net realized gains (losses)............      (3,641)     1,061       1,050        1,892,763         420,826        26,192
 Net unrealized appreciation
  (depreciation) during the period......     (21,945)    (8,559)     12,294      (11,690,290)      4,283,452       193,946
                                           ---------  ---------   ---------  ---------------  --------------  ------------
Net increase (decrease) in net assets
 resulting from operations..............     (18,388)     8,446      24,758       (7,614,710)      6,042,453       345,199
From policyholder transactions:
 Net premiums from policyholders........      75,380    115,573     150,466       13,112,643       7,041,199       772,359
 Net benefits to policyholders..........     (83,639)  (133,983)    (50,204)      (4,430,561)       (947,660)     (211,806)
Net increase (decrease) in policy
 loans..................................          --         --          --               --              --            --
                                           ---------  ---------   ---------  ---------------  --------------  ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions...........................      (8,259)   (18,410)    100,262        8,682,082       6,093,539       560,553
                                           ---------  ---------   ---------  ---------------  --------------  ------------
Net increase (decrease) in net assets...     (26,647)    (9,964)    125,020        1,067,372      12,135,992       905,752
Net assets at beginning of period.......     200,368    210,332      85,312       13,609,574       1,473,582       567,830
                                           ---------  ---------   ---------  ---------------  --------------  ------------
Net assets at end of period.............   $ 173,721  $ 200,368   $ 210,332  $    14,676,946  $   13,609,574  $  1,473,582
                                           =========  =========   =========  ===============  ==============  ============

                                                  Large Cap Value Subaccount                  Money Market Subaccount
                                            ---------------------------------------  -------------------------------------------
                                                2000          1999         1998          2000           1999            1998
                                            ------------  ------------  -----------  -------------  -------------   ------------
Increase (decrease) in net assets
 from operations:
 Net investment income..................    $    693,327  $   474,149   $   169,876  $  1,290,563   $  1,143,104    $  2,139,937
 Net realized gains (losses)............         (47,306)     123,242        68,953            --             --              --
 Net unrealized appreciation
  (depreciation) during the period......         854,807     (499,454)       64,132            --             --              --
                                            ------------  -----------   -----------  ------------   ------------    ------------
Net increase in net assets
 resulting from operations..............       1,500,828       97,937       302,961     1,290,563      1,143,104       2,139,937
From policyholder transactions:
 Net premiums from policyholders........       7,024,748    5,449,922     2,321,440    26,609,851     16,733,655      55,692,824
 Net benefits to policyholders..........      (1,798,175)  (1,059,147)     (528,449)  (22,265,301)   (46,642,184)    (22,850,788)
 Net increase (decrease) in policy
  loans.................................              --           --            --        77,509             --        (198,682)
                                            ------------  -----------   -----------  ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions...........................       5,226,573    4,390,775     1,792,991     4,422,059    (29,908,529)     32,643,354
                                            ------------  -----------   -----------  ------------   ------------    ------------
Net increase (decrease) in net assets...       6,727,401    4,488,712     2,095,932     5,712,622    (28,765,425)     34,783,291
Net assets at beginning of period.......       8,268,787    3,774,075     1,678,123    20,503,106     49,268,531      14,485,240
                                            ------------  -----------   -----------  ------------   ------------    ------------
Net assets at end of period.............    $ 14,990,188  $ 8,262,787   $ 3,774,075  $ 26,215,728   $ 20,503,106    $ 49,268,531
                                            ============  ===========   ===========  ============   ============    ============

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                     Years and periods ended December 31,

                                                  Mid Cap Value Subaccount             Small/ Mid Cap Growth Subaccount
                                            --------------------------------------   ---------------------------------------
                                               2000         1999          1998          2000          1999          1998
                                            -----------  ------------  -----------   -----------   -----------   -----------
Increase (decrease) in net assets
 from operations:
 Net investment income...................   $   824,979   $     2,457  $    19,063   $   570,559   $   810,295   $    66,339
 Net realized gains (losses).............       (47,013)     (547,518)      74,634      (136,669)       16,952        33,249
 Net unrealized appreciation
  (depreciation) during the period.......       853,987       657,486     (944,401)       (2,663)     (590,295)      126,465
                                            -----------   -----------  -----------   -----------   -----------   -----------
Net increase (decrease) in net assets
 resulting from operations...............     1,631,953       112,425     (850,704)      431,227       236,952       226,053
From policyholder transactions:
 Net premiums from policyholders.........     2,895,543     2,086,192    5,639,732     1,474,342     1,533,102     1,812,713
 Net benefits to policyholders...........      (830,119)   (3,546,814)    (775,357)   (1,536,191)   (1,200,248)   (1,214,489)
 Net increase (decrease) in policy loans             --            --           --            --            --            --
                                            -----------   -----------  -----------   -----------   -----------   -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions     2,065,424    (1,460,622)   4,864,375       (61,849)      332,854       598,224
                                            -----------   -----------  -----------   -----------   -----------   -----------
Net increase (decrease) in net assets....     3,697,377    (1,348,197)   4,013,671       369,378       569,806       824,277
Net assets at beginning of period........     4,701,632     6,049,829    2,036,158     5,486,044     4,916,238     4,091,961
                                            -----------   -----------  -----------   -----------   -----------   -----------
Net assets at end of period..............   $ 8,399,009   $ 4,701,632  $ 6,049,829   $ 5,855,422   $ 5,486,044   $ 4,916,238
                                            ===========   ===========  ===========   ===========   ===========   ===========

                                                  Real Estate Equity Subaccount                Growth & Income Subaccount
                                             ---------------------------------------   -------------------------------------------
                                                 2000         1999          1998           2000           1999           1998
                                             ------------  ------------  ------------  -------------  -------------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income.....................  $   465,264   $   255,391   $   327,346   $  44,427,885  $  35,556,691  $  26,835,871
 Net realized gains (losses)...............     (159,205)     (168,994)      158,205      18,300,286      5,502,422      3,223,935
 Net unrealized appreciation
  (depreciation) during the period.........      919,904      (220,380)   (1,546,717)    (96,829,044)     2,405,417     32,918,552
                                             -----------   -----------   -----------   -------------  -------------  -------------
Net increase (decrease) in net assets
 resulting from operations.................    1,225,963      (133,983)   (1,061,166)    (34,100,873)    43,464,530     62,978,358
From policyholder transactions:
 Net premiums from policyholders...........    1,762,038       968,627     3,382,263      31,462,247     34,593,082     35,108,834
 Net benefits to policyholders.............   (1,130,179)   (2,335,552)   (1,663,696)    (71,685,409)   (34,650,911)   (29,649,984)
 Net increase (decrease) in policy loans...      114,851            --        (1,103)      1,310,472             --      3,672,137
                                             -----------   -----------   -----------   -------------  -------------  -------------
Net increase (decrease) in net assets
 resulting from policyholder transactions..      746,710    (1,366,925)    1,717,464     (38,912,690)       (57,829)     9,130,987
                                             -----------   -----------   -----------   -------------  -------------  -------------
Net increase (decrease) in net assets......    1,972,673    (1,500,908)      656,298     (73,013,563)    43,406,701     72,109,345
Net assets at beginning of period..........    4,030,100     5,531,008     4,874,710     340,500,097    297,093,396    224,984,051
                                             -----------   -----------   -----------   -------------  -------------  -------------
Net assets at end of period................  $ 6,002,773   $ 4,030,100   $ 5,531,008   $ 267,486,534  $ 340,500,097  $ 297,093,396
                                             ===========   ===========   ===========   =============  =============  =============

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                     Years and periods ended December 31,

                                                         Managed Subaccount                 Short-Term Bond Subaccount
                                             ------------------------------------------   -------------------------------
                                                 2000           1999           1998         2000       1999         1998
                                             -------------  -------------  -------------  ---------  ----------  -----------
Increase (decrease) in net assets
 from operations:
 Net investment income....................   $ 11,092,640   $ 10,302,317   $  9,624,999   $ 15,494   $  14,042    $ 24,670
 Net realized gains (losses)..............      1,551,519        996,546        791,245     (2,287)     (8,638)        265
 Net unrealized appreciation
  (depreciation) during the period........    (12,278,637)    (2,108,530)     6,629,458      6,756      (2,442)     (4,247)
                                             ------------   ------------   ------------   --------   ---------    --------
Net increase in net
 assets resulting from operations.........        365,522      9,190,333     17,045,702     19,963       2,962      20,688
From policyholder transactions:
 Net premiums from policyholders..........     12,192,565     13,430,282     13,116,210    167,135     109,732     420,697
 Net benefits to policyholders............    (19,842,234)   (14,305,859)   (14,539,301)   (69,043)   (370,270)    (71,999)
 Net increase in policy loans.............        630,955             --      1,134,137         --          --          --
                                             ------------   ------------   ------------   --------   ---------    --------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions.............................     (7,018,714)      (875,577)      (288,954)    98,092    (260,538)    348,698
                                             ------------   ------------   ------------   --------   ---------    --------
Net increase (decrease) in net assets.....     (6,653,192)     8,314,756     16,756,748    118,055    (257,576)    369,386
Net assets at beginning of period.........    119,129,419    110,814,663     94,057,915    238,913     496,489     127,103
                                             ------------   ------------   ------------   --------   ---------    --------
Net assets at end of period...............   $112,476,227   $119,129,419   $110,814,663   $356,968   $ 238,913    $496,489
                                             ============   ============   ============   ========   =========    ========


                                                 Small Cap Equity Subaccount        International Opportunities Subaccount
                                             ------------------------------------   ---------------------------------------
                                                2000         1999         1998         2000          1999           1998
                                             -----------  -----------  -----------  ------------  ------------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income......................  $  297,508   $   61,905   $      822   $   564,716   $   223,214    $   11,862
 Net realized gains (losses)................    (110,857)     (33,134)      29,257       348,813       155,412        33,474
 Net unrealized appreciation (depreciation)
  during the period.........................    (668,463)    (148,401)    (105,331)   (2,497,504)      387,412       272,314
                                              ----------   ----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations..................    (481,812)    (119,630)     (75,252)   (1,583,975)      766,038       317,650
From policyholder transactions:
 Net premiums from policyholders............   1,608,648    1,483,922    1,644,666     9,284,275     2,354,681     3,814,201
 Net benefits to policyholders..............    (452,404)    (447,402)    (270,585)     (469,272)   (3,673,500)     (339,134)
 Net increase (decrease) in policy loans....          --           --           --            --            --            --
                                              ----------   ----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from policyholder transactions...   1,156,242    1,036,520    1,374,081     8,815,003    (1,318,819)    3,475,067
                                              ----------   ----------   ----------   -----------   -----------    ----------
Net increase (decrease) in net assets.......     674,430      916,890    1,298,829     7,231,028      (552,781)    3,792,717
Net assets at beginning of period...........   3,467,392    2,550,502    1,251,673     3,628,943     4,181,724       389,007
                                              ----------   ----------   ----------   -----------   -----------    ----------
Net assets at end of period.................  $4,141,822   $3,467,392   $2,550,502   $10,859,971   $ 3,628,943    $4,181,724
                                              ==========   ==========   ==========   ===========   ===========    ==========


See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                     Years and periods ended December 31,

                                   Equity Index Subaccount                Global Bond Subaccount
                            --------------------------------------   ---------------------------------
                               2000          1999          1998         2000        1999         1998
                            ------------  ------------  -----------  -----------  ----------  -----------
Increase (decrease) in
 net assets
 from operations:
 Net investment income...   $ 2,141,880   $   529,375   $  158,126   $   57,408   $  33,778    $ 17,649
 Net realized gains
  (losses)...............       485,643       271,978      443,879      (14,302)       (151)      3,991
 Net unrealized
  appreciation
  (depreciation)
  during the period......    (8,035,375)    1,282,937      585,673       63,359     (52,953)      4,308
                            -----------   -----------   ----------   ----------   ---------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations..............    (5,407,852)    2,084,290    1,187,678      106,465     (19,326)     25,948
From policyholder
 transactions:
 Net premiums from
  policyholders..........    43,728,519     6,697,385    4,822,053      396,099     696,619     381,024
 Net benefits to
  policyholders..........    (2,630,030)   (1,623,429)    (885,493)    (192,421)   (317,999)    (83,865)
 Net increase
  (decrease) in policy
  loans..................            --            --           --           --          --          --
                            -----------   -----------   ----------   ----------   ---------    --------
Net increase in net
 assets resulting from
 policyholder
 transactions............    41,098,489     5,073,956    3,936,560      203,678     378,620     297,159
                            -----------   -----------   ----------   ----------   ---------    --------
Net increase  in net
 assets..................    35,690,637     7,158,246    5,124,238      310,143     359,294     323,107
Net assets at
 beginning of period.....    14,406,079     7,247,833    2,123,595      829,718     470,424     147,317
                            -----------   -----------   ----------   ----------   ---------    --------
Net assets at end of
 period..................   $50,096,716   $14,406,079   $7,247,833   $1,139,861   $ 829,718    $470,424
                            ===========   ===========   ==========   ==========   =========    ========


                                                                       Brandes International Equity
                                    Turner Core Growth Subaccount               Subaccount
                                   -------------------------------   ---------------------------------
                                      2000        1999       1998       2000        1999       1998
                                   ----------  ---------  ---------  ----------   ---------  ---------
Increase (decrease) in net
 assets from operations:
 Net investment income............ $  50,617   $ 18,189   $  1,666   $   87,962   $ 14,188    $ 13,286
 Net realized gains...............    20,969     26,736      2,780       13,902     11,526         600
 Net unrealized appreciation
  (depreciation) during the
  period..........................  (120,040)    23,628     22,686      (35,201)   122,734       8,581
                                   ---------   --------   --------   ----------   --------    --------
Net increase (decrease) in net
 assets resulting from
 operations.......................   (48,454)    68,553     27,132       66,663    148,448      22,467
From policyholder transactions:
 Net premiums from
  policyholders...................   192,556    109,802     39,070      616,308    152,629     141,892
 Net benefits to
  policyholders...................   (31,415)   (45,555)    (9,835)     (39,267)   (31,332)    (34,941)
 Net increase (decrease) in
  policy loans....................        --         --         --           --         --          --
                                   ---------   --------   --------   ----------   --------    --------
 Net increase in net assets
  resulting from policyholder
  transactions....................   161,141     64,247     29,235      577,041    121,297     106,951
                                   ---------   --------   --------   ----------   --------    --------
Net increase in net assets........   112,687    132,800     56,367      643,704    269,745     129,418
Net assets at beginning of
  period..........................   257,807    125,007     68,640      525,502    255,757     126,339
                                   ---------   --------   --------   ----------   --------    --------
Net assets at end of period....... $ 370,494   $257,807   $125,007   $1,169,206   $525,502    $255,757
                                   =========   ========   ========   ==========   ========    ========


See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                     Years and periods ended December 31,

                                                  Frontier Capital Appreciation Subaccount    Emerging Markets Equity Subaccount
                                                 -----------------------------------------    -----------------------------------
                                                    2000           1999            1998           2000          1999        1998*
                                                 ------------  --------------  -------------  -------------  -----------  ---------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)...................  $ 130,136     $     8,771     $     (614)    $   58,591     $ 15,170      $  1
 Net realized gains (losses)....................     68,311         (59,550)        23,061         19,902        1,838        (1)
 Net unrealized appreciation (depreciation)
  during the period.............................   (175,994)         89,369           (840)      (571,486)      92,713       (48)
                                                  ---------     -----------     ----------     ----------     --------      ----
Net increase (decrease) in net assets resulting
 from operations................................     22,453          38,590         21,607       (492,993)     109,721       (48)

From policyholder transactions:
 Net premiums from policyholders................    219,803         103,675      2,465,299      1,133,676      336,277       784
 Net benefits to policyholders..................   (179,523)     (2,221,410)      (227,386)      (337,143)      (8,915)       (7)
 Net increase in policy loans...................         --              --             --             --           --        --
                                                  ---------     -----------     ----------     ----------     --------      ----
Net increase (decrease) in net assets resulting
 from policyholder transactions.................     40,280      (2,117,735)     2,237,913        796,533      327,362       777
                                                  ---------     -----------     ----------     ----------     --------      ----
Net increase (decrease) in net assets...........     62,733      (2,079,145)     2,259,520        303,540      437,083       729
Net assets at beginning of period...............    453,983       2,533,128        273,608        437,812          729        --
                                                  ---------     -----------     ----------     ----------     --------      ----
Net assets at end of period.....................  $ 516,716     $   453,983     $2,533,128     $  741,352     $437,812      $729
                                                  =========     ===========     ==========     ==========     ========      ====


                                                                  Bond Index Subaccount          Small /Mid Cap CORE Subaccount
                                                              -----------------------------    ---------------------------------
                                                                2000       1999      1998*       2000        1999        1998*
                                                              ---------  ---------  --------   --------    ---------   ---------
Increase (decrease) in net assets from operations:
 Net investment income (loss).............................    $  6,712   $  2,701   $   285    $ 21,792    $  6,364     $    (48)
 Net realized gains (losses)..............................        (607)    (1,613)      (26)      1,505       1,093       (1,957)
 Net unrealized appreciation (depreciation)
  during the period.......................................       6,100     (1,753)     (147)    (13,928)      4,719        1,888
                                                              --------   --------   -------    --------    --------     --------
Net increase (decrease) in net assets resulting
 from operations..........................................      12,205       (665)      112       9,369      12,176         (117)
From policyholder transactions:
 Net premiums from policyholders..........................     196,240     80,921    16,730     479,768      44,493       52,673
 Net benefits to policyholders............................     (16,742)   (20,596)   (2,293)     (6,951)    (12,003)     (19,857)
 Net increase in policy loans.............................          --         --        --          --          --           --
                                                              --------   --------   -------    --------    --------     --------
Net increase in net assets resulting from
 policyholder transactions................................     179,498     60,325    14,437     472,817      32,490       32,816
                                                              --------   --------   -------    --------    --------     --------
Net increase in net assets................................     191,703     59,660    14,549     482,186      44,666       32,699
Net assets at beginning of period.........................      74,209     14,549        --      77,365      32,699           --
                                                              --------   --------   -------    --------    --------     --------
Net assets at end of period...............................    $265,912   $ 74,209   $14,549    $559,551    $ 77,365     $ 32,699
                                                              ========   ========   =======    ========    ========     ========

---------
 * From May 1, 1998 (commencement of operations).

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                     Years and periods ended December 31,



                                                             High Yield Bond Subaccount      Clifton Enhanced US Equity Subaccount
                                                          --------------------------------   -------------------------------------
                                                             2000       1999       1998*           2000                 1999**
                                                          -----------  --------  ----------  ------------------  -----------------
Increase (decrease) in net assets from operations:
 Net investment income.................................   $   78,692   $ 2,791   $      48        $ 3,190              $ 1,374
 Net realized gains (losses)...........................      (12,114)     (396)       (108)           302                   11
 Net unrealized appreciation (depreciation)
  during the period....................................     (188,735)   (1,172)        (19)        (5,562)               1,285
                                                          ----------   -------   ---------        -------              -------
Net increase (decrease) in net assets resulting from
 operations............................................     (122,157)    1,223         (79)        (2,070)               2,670
From policyholder transactions:
 Net premiums from policyholders.......................    1,514,684    69,375     108,274         16,541               15,505
 Net benefits to policyholders.........................      (88,711)       --    (102,742)        (9,351)                  --
 Net increase in policy loans..........................           --        --          --             --                   --
                                                          ----------   -------   ---------        -------              -------
Net increase in net assets resulting from
 policyholder transactions.............................    1,425,973    69,375       5,532          7,190               15,505
                                                          ----------   -------   ---------        -------              -------
Net increase in net assets.............................    1,303,816    70,598       5,453          5,120               18,175
Net assets at beginning of period......................       76,051     5,453          --         18,175                   --
                                                          ----------   -------   ---------        -------              -------
Net assets at end of period............................   $1,379,867   $76,051   $   5,453        $23,295              $18,175
                                                          ==========   =======   =========        =======              =======



                                                          Large Cap
                                                          Aggressive  Fundamental    AIM V.I.   Fidelity VIP
                                                            Growth       Growth       Value        Growth        Fidelity VIP II
                                                          Subaccount  Subaccount    Subaccount   Subaccount    ContrafundSubaccount
                                                          ----------  ------------  ----------  ------------  ----------------------
                                                           2000***      2000***      2000***      2000***            2000***
                                                          ----------  ------------  ----------  ------------  ----------------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)............................  $   30     $     1,351    $   230      $   (6)            $   (12)
 Net realized (losses)...................................      (8)            (10)       (11)         (7)                 (4)
 Net unrealized (depreciation) during the period.........    (616)         (1,226)    (1,068)       (525)               (366)
                                                           ------     -----------    -------      ------             -------
Net increase (decrease) in net assets resulting from
 operations..............................................    (594)            115       (849)       (538)               (382)
From policyholder transactions:
 Net premiums from policyholders.........................   2,528       9,264,914     12,213       5,160              13,880
 Net benefits to policyholders...........................      --      (9,251,776)    (6,072)       (394)             (6,991)
 Net increase in policy loans............................      --              --         --          --                  --
                                                           ------     -----------    -------      ------             -------
Net increase in net assets resulting from
 policyholder transactions...............................   2,528          13,138      6,141       4,766               6,889
                                                           ------     -----------    -------      ------             -------
Net increase in net assets...............................   1,934          13,253      5,292       4,228               6,507
Net assets at beginning of period........................      --              --         --          --                  --
                                                           ------     -----------    -------      ------             -------
Net assets at end of period..............................  $1,934     $    13,253    $ 5,292      $4,228             $ 6,507
                                                           ======     ===========    =======      ======             =======


---------
  * From May 1, 1998 (commencement of operations).
 ** From May 1, 1999 (commencement of operations).
*** From April 24, 2000 (commencement of operations).

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                     Years and periods ended December 31,


                                                                         Janus Aspen       Janus Aspen           MFS New
                                                                      Global Technical   Worldwide Growth       Discovery
                                                                         Subaccount         Subaccount      Series Subaccount
                                                                      -----------------  ----------------  -------------------
                                                                          2000****           2000****            2000***
                                                                      -----------------  ----------------  -------------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)..........................................   $    16            $   (7)            $    (19)
 Net realized (losses).................................................       (99)              (71)                  (7)
 Net unrealized appreciation (depreciation) during the period..........    (1,649)             (717)                 197
                                                                          -------            ------             --------
Net increase (decrease) in net assets resulting from operations........    (1,732)             (795)                 171
From policyholder transactions:
Net premiums from policyholders........................................     5,487             5,929               37,394
 Net benefits to policyholders.........................................        --              (470)             (18,758)
 Net increase in policy loans..........................................        --                --                   --
                                                                          -------            ------             --------
Net increase in net assets resulting from policyholder
 transactions..........................................................     5,487             5,459               18,636
                                                                          -------            ------             --------
Net increase in net assets.............................................     3,755             4,664               18,807
Net assets at beginning of period......................................        --                --                   --
                                                                          -------            ------             --------
Net assets at end of period............................................   $ 3,755            $4,664             $ 18,807
                                                                          =======            ======             ========

---------
 *** From April 24, 2000 (commencement of operations).
**** From June 29, 2000 (commencement of operations).

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 2000

1.  Organization

John Hancock Mutual Variable Life Insurance Account UV (the Account) is a separate investment account of John Hancock Mutual Life Insurance Company (JHMVLICO or John Hancock). John Hancock Mutual Variable Life Insurance Account UV was formed to fund variable life insurance policies (Policies) issued by JHMVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of thirty-four subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Fund of John Hancock Variable Series Trust I (the Trust) or Outside Trust. New subaccounts may be added as new Funds are added to the Trust or to Outside Trust, or as other investment options are developed, and made available to policyholders. The thirty-four Funds of the Trust and Outside Trust which are currently available are the Large Cap Growth, Active Bond (formerly, Sovereign Bond), International Equity Index, Small Cap Growth, Global Balanced (formerly, International Balanced), Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity (formerly, Small Cap Value), International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth (formerly, Fundamental Mid Cap Growth), AIM V.I. Value, Fidelity VIP Growth, Fidelity VIP II Contrafund, Janus Aspen Global Technology, Janus Aspen Worldwide Growth, and MFS New Discovery Series subaccounts. Each Fund has a different investment objective.

The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2.  Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

Investment in shares of the Trust and of Outside Trust are valued at the reported net asset values of the respective Funds. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Fund shares are determined on the basis of identified cost.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

Expenses

JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

Policy Loans

Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily.

3.  Transactions with Affiliates

JHVLICO acts as the distributor, principal underwriter and investment advisor for the Fund.

Certain officers of the Account are officers and directors of JHVLICO or the Fund.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

4.  Details of Investments

The details of the shares owned and cost and value of investments in the Subaccounts of the Trust and of Outside Trusts at December 31, 2000 were as follows:

Subaccount                    Shares Owned      Cost          Value
-------------------------------------------------------------------------
Large Cap Growth                2,134,279   $ 49,726,695   $ 40,309,354
Active Bond                     9,220,332     89,132,947     87,068,487
International Equity Index        418,581      7,018,825      6,443,455
Small Cap Growth                  469,884      7,618,520      6,381,819
Global Balanced                    18,730        195,343        173,721
Mid Cap Growth                    940,768     21,821,280     14,676,946
Large Cap Value                 1,042,527     14,485,880     14,990,188
Money Market                    2,396,674     23,979,125     23,979,125
Mid Cap Value                     573,188      7,672,317      8,399,009
Small/Mid Cap Growth              427,288      6,411,225      5,855,422
Real Estate Equity                410,488      5,654,057      5,654,199
Growth & Income                16,464,612    264,186,266    233,488,134
Managed                         7,151,246    101,360,593     98,868,851
Short-Term Bond                    36,191        357,048        356,968
Small Cap Equity                  453,079      5,074,119      4,141,822
International Opportunities       916,359     12,702,732     10,859,971
Equity Index                    2,839,312     56,110,489     50,096,716
Global Bond                       109,624      1,123,879      1,139,861
Turner Core Growth                 21,099        436,949        370,494
Brandes International Equity       78,208      1,075,621      1,169,206
Frontier Capital
Appreciation                       29,955        570,395        516,716
Emerging Markets              110,662,958      1,220,174        741,352
Bond Index                         27,296        261,716        265,912
Small/Mid Cap CORE                 57,007        566,872        559,551
High Yield Bond                   182,888      1,569,793      1,379,867
Clifton Enhanced U.S.
Equity                              1,427         27,572         23,295
Large Cap Aggressive
Growth                                203          2,550          1,934
Fundamental Growth                  1,059         14,479         13,253
AIM V.I. Value                        194          6,361          5,292
Fidelity VIP Growth                    97          4,753          4,228
Fidelity VIP II Contrafund            275          6,874          6,507
Janus Aspen Global
Technology                            573          5,404          3,755
Janus Aspen Worldwide
Growth                                127          5,380          4,664
MFS New Discovery Series            1,132         18,610         18,807

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

4.  Details of Investments (continued)

Purchases, including reinvestment of dividend distributions and proceeds from the sales of shares in the Subaccounts of the Trust and of Outside Trusts during 2000 were as follows:

Subaccount                                Purchases       Sales
---------------------------------------------------------------------
Large Cap Growth                         $18,258,586   $ 4,179,799
Active Bond                               21,683,388     8,059,756
International Equity Inde                  1,819,131       600,051
Small Cap Growth                           4,728,339       363,705
Global Balanced                               73,877        74,938
Mid Cap Growth                            15,044,085     4,179,188
Large Cap Value                            8,324,134     2,404,233
Money Market                              25,074,870    19,446,917
Mid Cap Value                              3,589,187       698,784
Small/Mid Cap Growth                       1,603,684     1,094,974
Real Estate Equity                         1,807,284       703,801
Growth & Income                           57,305,890    53,160,381
Managed                                   15,768,185    12,350,769
Short-Term Bond                              168,738        55,151
Small Cap Equity                           1,883,002       429,250
International Opportunities               11,983,910     2,604,191
Equity Index                              46,207,986     2,967,617
Global Bond                                  456,473       195,388
Turner Core Growth                           260,382        48,624
Brandes International Equity                 707,500        42,497
Frontier Capital Appreciation                364,918       194,503
Emerging Markets                           1,122,971       267,846
Bond Index                                   332,405       146,196
Small/Mid Cap CORE                           504,485         9,875
High Yield Bond                            1,777,756       273,092
Clifton Enhanced U.S. Equity                  19,876         9,496
Large Cap Aggressive Growth                    2,611            52
Fundamental Growth                            14,558            69
AIM V.I. Value                                 6,455            83
Fidelity VIP Growth                            4,825            65
Fidelity VIP II Contrafund                     6,967            89
Janus Aspen Global Technology.                 5,776           273
Janus Aspen Worldwide Growth                   5,930           479
MFS New Discovery Series                      18,733           116

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

5.  Net Assets

Accumulation shares attributable to net assets of policyholders and accumulation share values for each Subaccount at December 31, 2000 were as follows:

                                            UV VLI Class #1                   UV VLI Class #2             UV MVL Class #3
                                ---------------------------------------------------------------------------------------------------
                                Accumulation        Accumulation         Accumulation  Accumulation  Accumulation   Accumulation
Subaccount                         Shares           Share Values            Shares     Share Values     Shares      Share Values
-----------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth                  301,994            $        71                --            --        47,403         $65.04
Active Bond                       301,994                     62           301,994       $ 62.65        19,396          26.01
International Equity Index        301,994                     23                --            --        21,835          22.61
Small Cap Growth                       --                     --                --            --        84,323          16.94
Global Balanced                        --                     --                --            --         6,978          12.01
Mid Cap Growth                         --                     --                --            --       150,842          22.69
Large Cap Value                        --                     --                --            --        69,602          18.15
Money Market                      301,994                     33           301,994         33.36       149,377          19.12
Mid Cap Value                          --                     --                --            --        81,913          17.95
Small/Mid Cap Growth                   --                     --                --            --        27,289          21.50
Real Estate Equity                301,994                     29                --            --        20,927          29.12
Growth & Income                   301,994                    162           301,994        162.20       134,966          58.85
Managed                           301,994                     46                --            --        52,738          39.43
Short-Term Bond                        --                     --                --            --         5,572          16.94
Small Cap Equity                       --                     --                --            --        38,204          11.15
International Opportunities            --                     --                --            --        34,841          13.75
Equity Index                           --                     --                --            --       266,104          20.84
Global Bond                            --                     --                --            --        23,292          13.54
Turner Core Growth                     --                     --                --            --         4,834          23.25
Brandes International Equity           --                     --                --            --        19,563          17.87
Frontier Capital  Appreciation         --                     --                --            --         2,760          22.59
Emerging Markets Equity                --                     --                --            --        17,441           7.62
Bond Index                             --                     --                --            --         5,016          11.49
Small/Mid Cap CORE                     --                     --                --            --         3,381          11.19
High Yield Bond                        --                     --                --            --        31,917           8.95
Clifton Enhanced US Equity             --                     --                --            --         1,965          11.85
Large Cap Aggressive Growth            --                     --                --            --            --             --
Fundamental Growth                     --                     --                --            --            --             --
AIM V.I. Value                         --                     --                --            --            --             --
Fidelity VIP Growth                    --                     --                --            --            --             --
Fidelity VIP II Contrafund             --                     --                --            --            --             --
Janus Aspen Global
Technology                             --                     --                --            --            --             --
Janus Aspen Worldwide
Growth                                 --                     --                --            --            --             --
MFS New Discovery Series               --                     --                --            --            --             --

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

5.  Net Assets (continued)

                                           UV Flex Class #4                 UV Flex II Class #5           UV Flex Class #9
                                -------------------------------------------------------------------------------------------------
                                Accumulation        Accumulation         Accumulation  Accumulation  Accumulation   Accumulation
Subaccount                         Shares           Share Values            Shares     Share Values     Shares      Share Values
--------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth                   355,536          $  65.04                27,727        $65.04        2,052          $28.09
Active Bond                      1,688,399             26.01                12,973         26.01           --           15.25
International Equity Index          151,89             22.61                11,943         22.61           --              --
Small Cap Growth                   240,785             16.94                35,289         16.94           --           17.00
Global Balanced                      3,671             12.01                 3,495         12.01           --           12.05
Mid Cap Growth                     417,189             22.69                45,217         22.69           --           22.77
Large Cap Value                    681,933             18.15                44,769         18.15           --           18.22
Money Market                       639,493             19.12                 9,562         19.12           --           13.91
Mid Cap Value                      325,982             17.95                30,538         17.95           --           18.01
Small/Mid Cap Growth               225,097             21.50                 9,052         21.50           --           21.61
Real Estate Equity                 109,667             29.11                 8,662         29.11           --           19.07
Growth & Income                  1,397,476             58.85                72,875         58.85        3,195           26.87
Managed                          1,120,465             39.43                34,455         39.42           --           20.90
Short-Term Bond                     14,895             13.94                 3,097         13.94           --           14.01
Small Cap Equity                   290,429             11.15                26,171         11.15           --           11.19
International Opportunities        711,861             13.75                13,887         13.75        4,650           13.79
Equity Index                     1,994,107             20.84                71,508         20.84           --           20.91
Global Bond                         47,066             13.54                 9,112         13.54           --           13.58
Turner Core Growth                  11,094             23.25                    --         23.25           --           25.11
Brandes International Equity        34,475             17.87                   525         17.87           --           17.72
Frontier Capital  Appreciation      14,908             22.59                   275         22.59        4,318           24.40
Emerging Markets Equity             62,103              7.62                 7,993          7.62           --            7.62
Bond Index                          17,515             11.49                   279         11.49          131           11.50
Small/Mid Cap CORE                  30,190             11.19                 1,187         11.19          619           11.20
High Yield Bond                    119,207              8.95                 2,037          8.95          150            8.96
Clifton Enhanced US Equity              --             11.85                    --         11.85           --           15.66
Large Cap Aggressive Growth             --                --                    --            --           --            8.15
Fundamental Growth                      --                --                    --            --           --           10.29
AIM V.I. Value                          --                --                    --            --           --            8.43
Fidelity VIP Growth                     --                --                    --            --           --            9.00
Fidelity VIP II Contrafund              --                --                    --            --           --            9.64
Janus Aspen Global
Technology                              --                --                    --            --           --            6.75
Janus Aspen Worldwide
Growth                                  --                --                    --            --           --            8.33
MFS New Discovery Series                --                --                    --            --           --           10.01

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT UV

5.  Net Assets (continued)

                                              UV Flex Class #7                   UV Flex Class #8
                                   --------------------------------------------------------------------
                                   Accumulation        Accumulation         Accumulation   Accumulation
Subaccount                            Shares           Share Values            Shares      Share Values
-------------------------------------------------------------------------------------------------------
Large Cap Growth                      19,225            $ 27.90                15,279         $28.00
Active Bond                           16,904              15.14                 5,716          15.20
International Equity Index            16,614              14.38                 6,359          14.43
Small Cap Growth                      13,382              16.92                 2,435          16.96
Global Balanced                          306              12.00                    --          12.02
Mid Cap Growth                        18,928              22.66                13,296          22.72
Large Cap Value                       16,837              18.13                11,888          18.17
Money Market                          39,349              13.82                41,887          13.86
Mid Cap Value                         25,905              17.93                   739          17.97
Small/Mid Cap Growth                   5,259              21.47                 5,994          21.54
Real Estate Equity                       994              18.94                    --          18.90
Growth & Income                       76,640              26.69                31,028          26.78
Managed                               18,772              20.76                11,996          20.83
Short-Term Bond                        1,913              13.92                    --          13.96
Small Cap Equity                      14,147              11.14                 2,300          11.17
International Opportunities           15,888              13.73                 8,391          13.76
Equity Index                          43,161              20.82                28,088          20.87
Global Bond                            4,702              13.52                    --          13.55
Turner Core Growth                        --              24.98                    --          25.05
Brandes International Equity             723              17.63                10.258          17.67
Frontier Capital Appreciation             --              24.46                   225          24.34
Emerging Markets Equity                   --               7.63                 8,858           7.61
Bond Index                                --              11.51                   194          11.49
Small/Mid Cap CORE                        --              11.22                14,619          11.19
High Yield Bond                           --               8.97                   829           8.95
Clifton Enhanced US Equity                --              15.69                    --          15.64
Large Cap Aggressive Growth               --               8.15                   238           8.14
Fundamental Growth                        --              10.30                 1,288          10.29
AIM V.I. Value                            --               8.43                   628           8.42
Fidelity VIP Growth                       --               9.00                   470           9.00
Fidelity VIP II Contrafund                --               9.65                   675           9.64
Janus Aspen Global Technology             --               6.75                   556           6.75
Janus Aspen Worldwide  Growth             --               8.33                   560           8.33
MFS New Discovery Series                  --              10.02                 1,879          10.01

                  ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

     This index should help you locate more information about many of the important concepts in this prospectus.

Key Word or Phrase                           Page      Key Word or Phrase                              Page
Account................................       29       mortality and expense risk charge...........     10
attained age...........................       10       optional benefits charge....................      9
beneficiary............................       35       owner.......................................      5
business day...........................       29       Paid-Up Whole Life..........................      7
cash value.............................        8       partial surrender...........................     12
charges................................        9       payment options.............................     14
Code...................................       32       policy anniversary..........................     30
cost of insurance rates................       10       policy year.................................     30
date of issue..........................       30       premium; premium payment....................      6
death benefit..........................        5       prospectus..................................      3
deductions.............................        9       receive; receipt............................     16
dividends..............................        8       reinstate; reinstatement....................      6
expenses of the Series Fund............       10       SEC.........................................      2
Fixed Extended Term....................        7       Separate Account UV.........................     29
full surrender.........................       12       Servicing Office............................      2
fund...................................        2       special loan account........................     13
grace period...........................        6       subaccount..................................     29
guaranteed minimum death benefit.......       13       Sum Insured.................................     13
insurance charge.......................       10       surrender...................................      5
insured person.........................        5       surrender value.............................     12
investment options.....................        1       tax considerations..........................     32
John Hancock...........................       29       telephone transfers.........................     16
John Hancock Variable Series Trust.....        2       transfers of cash value.....................     11
lapse..................................        6       variable investment options.................      1
loan...................................       12       Variable Sum Insured........................     13
loan interest..........................       12       we; us......................................     29
monthly deduction date.................       29       you; your...................................      5